UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 SCHEDULE 14C

 Amendment No. 1

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☑ Preliminary Information Sheet

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its Charter)

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☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form Schedule or Registration Statement No.:

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4) Date Filed:

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SCHEDULE 14C INFORMATION
Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934 as amended

Item 9 Labs Corp.

2727 N 3rd Street, Suite 201, Phoenix AZ 85004

Tel. 1-833-867-6337

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (the “Information Statement”) is being furnished to the holders (the “Stockholders”) of shares of common stock, par value $0.001 per share (the “Common Stock”), of Item 9 Labs Corp., a Delaware Corporation (the “Company”) in connection with the reverse triangular merger in which the Company shall acquire OCG, Inc., a Colorado corporation (“OCG”).

Notice is hereby given to you that all members of the Company’s Board of Directors (“Board”) and the holders of a majority of the outstanding shares of our common stock (the “Majority Stockholders”) have, by written consent in lieu of a stockholders’ meeting, approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of February 27, 2020, by and among the Company, a wholly owned subsidiary of the Company (“Merger Sub”), and OCG, and perform the transactions contemplated thereby; (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger (collectively, corporate actions).

This Information Statement is being furnished to Stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. As described in this Information Statement, on March 5, 2020, the Majority Stockholders, collectively owning 42,606,712 shares of Common Stock, representing approximately 69% of the 61,410,645 total issued and outstanding shares of Common Stock of the Company as of March 5, 2020 (the “Consent Date”), approved the Corporate Actions by written consent in lieu of a meeting of Stockholders. Our Board of Directors approved the foregoing Corporate Actions by written consent on February 27, 2020.

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under Delaware corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The Corporate Actions will not become effective before a date which is twenty (20) calendar days after this Information Statement is made available to or otherwise delivered to Stockholders. The Information Statement is being given on or about [•], 2020 (“Record Date”) to Stockholders of record on the Record Date. The entire cost of furnishing this Information Statement will be borne by the Company.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By order of the Board of Directors of ITEM 9 LABS CORP.

Date: [•], 2020

/s/ Andrew Bowden

 By: Andrew Bowden

 Chief Executive Officer and Director

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NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of ITEM 9 LABS CORP.:

Item 9 Labs Corp., a Delaware corporation (the “Company,” “we,” “our,” or “us”), is making this Information Statement available on or about [•], 2020  to all the Company’s stockholders of record as of [•], 2020  (the “Record Date”).  As of March 5, 2020, 61,410,645 shares of our common stock were issued and outstanding. Each outstanding share of our common stock is entitled to one vote per share. On March 5, 2020 (the “Consent Date”). Holders of approximately 69% of the outstanding shares of our common stock prior to the transactions referenced herein have, by written consent in lieu of a stockholders’ meeting (the “Written Consent”), approved and authorized the Company to: (1) enter into the Agreement and Plan of Merger, dated as of February 27, 2020, by and among the Company, an unnamed Colorado corporation (“Merger Sub”) and a wholly owned subsidiary of the Company, and OCG, Inc. (“OCG”), a Colorado corporation (the “Merger Agreement”), and perform the transactions contemplated thereby, and (2) file the necessary certificates of merger to effectuate the transactions contemplated by the Agreement and Plan of Merger (collectively, corporate actions).

This Information Statement is being made available pursuant to the requirements of Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to inform holders of our common stock who were entitled to consent to the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that have been approved pursuant to the Written Consent for purposes of Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

Because the Written Consent was executed by holders representing approximately 69% of the outstanding shares of our common stock, no vote or consent of any other stockholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under the DGCL and our Bylaws, the votes represented by the holders signing the Written Consent are sufficient in number to authorize the matters set forth in the Written Consent, without the vote or consent of any other stockholder of the Company.  The DGCL provides that any action that is required to be taken, or that may be taken, at any annual or special meeting of stockholders of a Delaware corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our board of directors (our “Board”) has determined not to call a meeting of stockholders to approve the transactions contemplated by the Written Consent.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITHTHIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that the Company files with the SEC contain forward-looking statements about the Company’s business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, the Company has no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in the Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in future SEC filings.

SUMMARY TERM SHEET

This Summary Term Sheet and the section titled “Questions and Answers About the Acquisition” summarize certain information contained in this Information Statement, but do not contain all of the information that is important to you. The description and summaries of the documents and agreements below do not purport to be complete and are qualified in their entirety by reference to the actual documents and agreements. You should carefully read this entire Information Statement, including the attached Appendices.

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On February 27, 2020, the Company, an unnamed Colorado corporation (“Merger Sub”) and a wholly owned subsidiary of the Company, and OCG, Inc. (“OCG”), a Colorado corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which the Company by and through Merge Sub, will acquire 100% of the outstanding interest in OCG in exchange for 30,000,000 restricted shares of the Company’s common stock (the “Acquisition” or “Merger”).

Questions and Answers About the Acquisition

Q: Why am I receiving this Information Statement?

A: The Company will acquire OCG in accordance with the terms of the Merger Agreement as described in this Information Statement. We are providing this Information Statement to our holders of record as of the close of business on [•], 2020, the dates on which the respective consents received approval of a majority in voting power of our Common Stock. This Information Statement is being provided to you for your information to comply with the Exchange Act requirements. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document. We are not asking you for a proxy and you are requested not to send us a proxy.

Q: When and where is the stockholder meeting?

A: No stockholder meeting will be held in connection with this Information Statement.

Q: What is the record date for Stockholders entitled to receive this Information Statement?

A: The record dates is [•], 2020, which was the date on which the Company received approval from a majority in voting power of our Common Stock.

Q: Why is the Company acquiring OCG?

A: OCG is a Colorado corporation focused on the business of franchising cannabis dispensaries through the United States, with agreements for up to thirty-one franchise units across seven states. The Acquisition of OCG accelerates the Company’s strategy to expand more swiftly its base in new states and new product offerings, which will accelerate and increase revenue growth and operating margins, respectively.

Q: What was the merger consideration paid by the Company to acquire 100% of the outstanding stock of OCG?

A: In the Acquisition, the Company acquired 100% of the outstanding stock of OCG from the OCG Shareholders for 30,000,000  restricted shares of Common Stock issued pursuant to Rule 506(b) of Regulation D.

Q: What is the ownership of the Company following the Acquisition?

A: Following Closing of the Acquisition, the Company stockholders immediately after the Closing will own approximately 67.2% of the outstanding Company Common Stock and the OCG Shareholders will own approximately 32.8% of the outstanding Company Common Stock.

Q: Who manages the Company after the Closing?

A: The Company continues to be overseen by the Board of Directors, and its existing management team. At the Closing, OCG may nominate, and the Company has agreed to appoint, two persons designated by OCG to the Company’s Board of Directors. Additionally, while the senior management of the Company remains the same now, it is likely that certain officers of OCG may become management level employees of the Company in the future, however, no determination regarding these matters has been made as of the date of this Information Statement

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Q: Who Can Help Answer Your Questions

A: If you have more questions about the Acquisition the related financing, and the other transactions provided for in the Merger Agreement and described in this Information Statement, you should contact: Andrew Bowden, CEO of Item 9 Labs.

INFORMATION ON CONSENTING STOCKHOLDER

Pursuant to our Bylaws and the DGCL, a vote by the holders of at least a majority of our outstanding shares of common stock was required to approve the corporate actions set forth in the Written Consent. Our Certificate of Incorporation, as amended, does not authorize cumulative voting. As of the Consent Date, 61,410,645 shares of our common stock were issued and outstanding, of which 30,705,323 shares were required to pass any stockholder resolutions. The consenting stockholders that were the record and/or beneficial owners of an aggregate 42,606,712 of the outstanding shares of our common stock outstanding on the Consent Date, which was prior to the transactions contemplated by the Merger Agreement. Accordingly, the Consenting Stockholders represented approximately 69% of the issued and outstanding shares of our common stock as of such date. Pursuant to Section 228 of the DGCL, the Consenting Stockholders voted in favor of the actions described herein in a written consent, dated March 5, 2020. No consideration was paid for any stockholder’s consent.

PROPOSED TRANSACTION

The transactions contemplated by the Merger Agreement include the following:

•	Pursuant to the Merger Agreement, Merger Sub will merge with and into OCG, with OCG continuing as the surviving corporation.

•	Upon completion of the transactions contemplated by the Merger Agreement, each issued and outstanding share of OCG common stock will be exchanged for shares of our common stock, each share of Merger Sub will be converted and exchanged for one share of common stock of OCG.

The foregoing does not purport to fully describe the transactions contemplated by the Merger Agreement. See the section entitled “Merger Agreement”, and a copy of which is attached as Exhibit A, hereto.

VOTING SECURITIES

Voting Securities of the Company

Our authorized capital stock consists of 2,000,000,000 shares of common stock, $0.0001 par value per share. As of March 5, 2020, there were 61,410,645 shares of our common stock issued and outstanding.

We anticipate that there will be 91,410,645 shares of our common stock issued and outstanding as of the date that all transactions contemplated by the Merger Agreement have been consummated (such date being hereinafter referred to as, the “Post-Transaction Date”).

Authorization or Issuance of Securities Otherwise than for Exchange

Common Stock As Consideration For Merger

Upon the consummation of the transactions contemplated by the Merger Agreement, we shall issue 30,000,000 restricted shares of common stock as consideration for the transactions contemplated thereby (“Shares”). The Shares are restricted securities and are being issued pursuant to Rule 506(b) of Regulation D as a safe harbor to Section 4(a)(2) of the Securities Act. As a result of the issuance of common stock as consideration for the transactions contemplated by the Merger Agreement, OCG’s former stockholders will own approximately 33% of our common stock with a corresponding dilution to our current stockholders.

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Common Stock

The following description is a summary of the material terms of our common stock. Because it is only a summary, it does not contain all the information that may be important to you. For a more thorough understanding of the terms of our common stock, you should refer to our Amended and Restated Articles of Incorporation, as amended.

The holders of our common stock are entitled to dividends as our board of directors may declare, from time to time, from funds legally available therefor, subject to any contractual limitations on our ability to declare and pay dividends. The holders of our common stock are entitled to one vote per share on any matter to be voted upon by stockholders. Our Articles of Incorporation, as amended, do not provide for cumulative voting in connection with the election of directors. Our bylaws provide that all director elections shall be determined by a plurality of the votes cast, and except as required by law, our Articles of Incorporation, as amended, or our bylaws, all other matters shall be determined by a majority vote. At any meeting of the stockholders, holders of a majority in voting power of the shares issued and outstanding and entitled to vote at such meeting of stockholders will constitute a quorum at such meeting of the stockholders for the transaction of business. No holder of our common stock has any preemptive right to subscribe for any shares of our common stock issued in the future.

Upon any voluntary or involuntary liquidation, dissolution, or winding up of our affairs, the holders of our common stock are entitled to share ratably in all assets available for distribution after payment of creditors.

Security Ownership of Certain Beneficial Owners of More than Five Percent of our Common Stock

The following table sets forth information regarding each stockholder who will beneficially own more than five percent of our common stock as of the Post-Transaction Date. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the voting securities shown as beneficially owned, subject to community property laws, where applicable. Beneficial ownership is determined under the rules of the Securities and Exchange Commission (“SEC”) and includes any shares which the person has the right to acquire within 60 days after the Post-Transaction Date through the exercise of any stock option, warrant or other right.

Security Ownership of Certain Beneficial Owners & Management

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership (1)
Directors and Officers: (1)
Andrew Bowden (2)	2,200,000	2.40%

Robert Mikkelsen (3)	0	0.00%
Ronald L. Miller, Jr. (4)	32,501	0.04%
Bryce Skalla (5)(9)	5,217,036	5.71%

Jeffrey Rassas (6)	1,833,349	2.01%

Christopher Wolven (7)	278,845	0.31%
Doug Bowden (8)	3,100,000	3.38%
All directors and officers as a group (7 people)**	12,661,731	13.85%

Beneficial Shareholders greater than 5%
Stockbridge Enterprises LP (9)
7377 E Doubletree Ranch Rd, Suite 200	4,884,048	5.34%
Scottsdale, AZ 85258
Sean Dugan (10)	8,144,712	8.91%

Mark Murro III (10)	6,227,044	6.81%

Andrew Poirier (10)	7,618,045	8.33%

**We anticipate that all of our officers, directors and 5% plus shareholders as a group will beneficially own approximately 43% of our issued and outstanding common stock as of the Post-Transaction Date.

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(1) The percentages are based on 91,410,645 shares of our common stock outstanding as of the Post-Transaction Date, plus shares of common stock that may be acquired by the beneficial owner within 60 days after the Post-Transaction Date, by exercise of stock conversions and/or warrants. Our common stock is our only issued and outstanding class of securities eligible to vote. Unless otherwise stated, all shareholders can be reached at mailing address 2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(2) Andrew Bowden has been Chief Executive Officer since November 18, 2019 and a Director of the Company since September 11, 2018. Mr. Bowden’s beneficial ownership consists of 200,000 shares purchased via private placement in March 2018 by EBAB, LLC, which is controlled by Mr. Bowden. Mr. Bowden owns approximately 40% of Viridis Group I9 Capital LLC, an entity which owns an aggregate 5,000,000 shares purchased pursuant to the Purchase Agreement dated October 17, 2018.

(3) Robert Mikkelsen is the Company’s CFO, Secretary and Treasurer. His beneficial ownership includes 0 shares of restricted common stock.

(4) Ronald L. Miller, Jr. is a Director of the Company and Chairman of the Board. Mr. Miller’s beneficial ownership includes 30,000 shares issuable upon exercise of stock options which have vested as of the day of this report and 2,501 total shares purchased in May 2014, some of which were purchased by Windsor Westfield Management, LLC and some by Chickamauga Enterprises, L.P. Both companies are indirectly controlled by Mr. Miller. The remaining 376 shares are held directly by Mr. Miller.

(5) Bryce Skalla is the Company’s President and Director. Mr. Skalla’s beneficial ownership consists of 4,717,036 shares of restricted common stock held in his name and 500,000 shares held by a minor.

(6) Jeffrey Rassas is Chief Strategy Officer and Director. The shares are held by Hayjour Family Limited Partnership, an entity controlled by Mr. Rassas, as such Mr. Rassas’ beneficial ownership includes: 1,788,903 shares of restricted common stock and 44,446 shares issuable upon the exercise of stock options which have vested as of the date of this report.

(7) Christopher Wolven is Chief Operating Officer and his beneficial ownership consists of 278,845 shares of common stock.

(8) Doug Bowden has been a Director of the Company since February 2020. Mr. Bowden’s beneficial ownership consists of 100,000 shares purchased via private placement in March 2018 and Mr. Bowden also owns approximately 60% of Viridis Group I9 Capital LLC, an entity which owns an aggregate 5,000,000 shares purchased pursuant to the Purchase Agreement dated October 17, 2018.

(9) Stockbridge Enterprises LP is an Arizona limited partnership controlled by Mitchell A. Saltz, Chairman and Managing Partner.

(10) Skalla, Dugan, Murro, and Poirier were members of BSSD. On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD in exchange for newly issued restricted shares of the Company’s common which were distributed pro-rata to the BSSD members.

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Change of Control

Pursuant to the terms of the Merger Agreement, and upon the effectiveness of the transactions contemplated thereby, OCG will become our wholly-owned subsidiary. In exchange for 100% of the common stock of OCG, OCG’s former shareholders will collectively own approximately 33% of our common stock on a fully-diluted basis. Among OCG’s former shareholders, none will own 5% of more of our common stock upon completion of the Merger Agreement transaction.

Pursuant to the terms of the Merger Agreement and upon the effectiveness of the transactions contemplated thereby OCG’s management and majority shareholders may nominate two new members to our Board, potentially bringing our Board to a total of seven (7) members. Because of the issuance of securities pursuant by the Merger Agreement, there may be a change of control of the Company upon the effectiveness of the transactions contemplated by the Merger Agreement.

Consummation of the transactions contemplated by the Merger Agreement is also conditioned upon, among other things, preparation, filing and distribution to our stockholders of this Information Statement. There can be no assurance that the transactions contemplated by the Merger Agreement will be completed.

OVERVIEW OF BUSINESS

ITEM 9 LABS CORP.

Corporate history

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), was incorporated under the laws of the State of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Company changed its name to Airware Labs Corp. On April 2, 2018, the Company changed its name to Item 9 Labs Corp. to better reflect its business following the acquisition of BSSD, as discussed below.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represent approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 shares were distributed pro-rata to the BSSD members.

Effective October 18, 2018, the Company completed a 1-for-20 reverse split of its issued and outstanding common stock.

On November 26, 2018, the company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZ DP”) closed on an asset acquisition of the majority of the assets of Arizona DP Consulting, LLC, a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on current market price of the Company shares at time asset purchase agreement was executed. On November 15, 2019, the Company received 2,300,000 shares of the Company’s common stock into treasury previously issued pursuant to the November 26, 2018 asset acquisition in exchange for a reduction in time of the former CEO’s non-competition agreement.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management.

In February 2020, the Company executed an agreement with the other members of Strive Management, LLC to purchase the remaining 80% of Strive Management, LLC, as well as the Nevada licenses its members held in another entity. The Company agreed to pay $500,000 in cash, $1,000,000 in an unsecured note payable and 3,250,000 shares of the Company’s restricted common stock. In order to close the transaction, the Company borrowed $500,000 from Stockbridge Enterprises, a related party. The Company is to repay the loan by April 15, 2020.

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Overview

Item 9 Labs creates comfortable cannabis health solutions for the modern consumer. The Company is bringing best of industry practices to markets from coast to coast through cultivation and production, distinctive retail environments, licensing services, and diverse product suites catering to different medical and adult use cannabis demographics. Item 9 Labs is headquartered in Phoenix, Arizona, with medical cannabis operations in multiple U.S. markets.

Item 9 Labs’ asset portfolio includes Dispensary Permits, Dispensary Templates, and Strive Life. These assets provide services specific to different stakeholder groups. Dispensary Permits is the Company’s consulting firm specializing in strategic license application and compliance. Dispensary Templates, a subdivision of the firm, is a technology platform with an extensive digital library of licensing and business planning resources. Strive Life is a turnkey dispensary model for the retail sector, elevating the patient experience with consistent and superior service, high-end design, and precision-tested products. It is currently being implemented in North Dakota.

In addition, Item 9 Labs is advancing the industry with its dynamic product suites. The Company has created complementary brands Item 9 Labs and Strive Wellness to channel consumer diversity. Propriety delivery platforms include the Apollo Vape and Pod system, as well as a pioneering intra-nasal device. The Company has received multiple accolades for its medical-grade flower and concentrates.

Item 9 Labs anticipates it will be managing cultivation, processing, distribution, and dispensary operations in up to seven U.S. markets by the end of 2020. Current facilities include Cultivation, Processing and Distribution for Strive Wellness of Nevada, as well as dispensary Strive Life North Dakota.

Market Information

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since November 3, 2011 under the symbol “CDYY.OB.” On November 9, 2012, our symbol was changed to “AIRW.OB” to reflect the Company’s name change. On December 21, 2016 we filed a Form 15-12G and down listed to the OTC Pink sheets. On April 27, 2018, the Company’s ticker symbol was changed to “INLB”. Because we are quoted on the OTC Markets, our common stock may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if it were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our Common Stock per quarter as reported by the OTC Bulletin Board for the quarterly periods indicated below based on our fiscal year end September 30. Our common stock began trading in 2012. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Fiscal Quarter	High	Low

First Quarter (Oct. 1, 2017 – Dec. 31, 2017)	$3.40	$0.252
Second Quarter (Jan. 1, 2018 – Mar. 31, 2018)	2.80	1.80
Third Quarter (Apr. 1, 2018 – Jun. 30, 2018)	4.20	2.20
Fourth Quarter (Jul. 1, 2018 – Sept. 30, 2018)	3.00	1.65

First Quarter (Oct. 1, 2018 – Dec. 31, 2018)	$7.00	$1.50
Second Quarter (Jan. 1, 2019 – Mar. 31, 2019)	$6.00	$3.50
Third Quarter (Apr. 1, 2019 – Jun. 30, 2019)	7.10	2.02
Fourth Quarter (Jul. 1, 2019 – Sept. 30, 2019)	4.99	2.15

First Quarter (Oct. 1, 2019 – Dec. 31, 2019)	$2.73	$0.75

Record Holders

As of March 5, 2020, there were 61,410,645 common shares issued and outstanding, which were held by 313 stockholders of record.

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Dividends

We have never declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Securities Authorized for Issuance under Equity Compensation Plans

On June 21, 2019, our shareholders voted to approve the 2019 Equity Incentive Plan (the “2019 Plan”). Pursuant to the 2019 Plan, the maximum aggregate number of Shares available under the Plan through awards is the lesser of: (i) 6,000,000 shares, increased each anniversary date of the adoption of the plan by 2 percent of the then-outstanding shares, or (b) 10,000,000 shares. We have 6,000,000 shares available for issuance under the 2019 Plan.

Stock Transfer Agent

Our transfer agent is Nevada Agency and Transfer Company, Inc., 50 West Liberty Street, Suite 880 Reno Nevada 89501.

Employees and Independent Contractors

As of March 5, 2020, we had sixty-five full time employees, including our executive officers, one full-time consultant, and two part-time employees. We plan to hire additional employees and engage consultants on an as-needed basis. Our employees are not represented by any unions and we consider our relationship with our employees to be great. We also have relationships with several independent contractors who provide services on a regular basis to us.

Research and Development

Going forward, we intend to continue focusing adequate resources on research and development. Allocation of research and development funds may be dependent on the perceived likelihood of legalization or a significant change in the treatment of cannabis in a given geographic market. Funds may also be used for both product and market development in the hemp and cannabis industries. Given the emergent nature of these industries, we recognize the needs of today may not be the needs of the future and some capital investment will be necessary to meet changing demands.

Intellectual Property

We generally rely upon copyright, trademark and trade secret laws to protect and maintain our proprietary rights for our technology, brands, and products.  We currently hold several trademarks including various goods and services of “Item 9 Labs” (serial numbers 87940264, 87940227, 87940254 and 87940239), “Delta 8” (serial numbers 88004775, 88004789, 88004799, 88004812) and Strive Life (88/144,717), as well as several domains, including but not limited to, arizonadispensarypermits.com, dispernsarytemplates.com, and wegrowstore.com.

We maintain a policy requiring our employees, consultants and other third parties to enter into confidentiality and proprietary rights agreements and to control access to software, documentation and other proprietary information.

Notwithstanding the steps we have taken to protect our intellectual property rights, third parties may infringe or misappropriate our proprietary rights. Competitors may also independently develop products and models that are substantially equivalent or superior to our products and services.

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Properties

Currently the Company leases approximately 4,202 square feet of office space in Phoenix, Arizona, at a monthly rent of $6,480. The lease includes all utilities, was effective September 1, 2019, with a 5-year term.

The Company owns approximately 50 acres in Southern Arizona that is zoned to grow and cultivate medical marijuana flower. The Company is currently utilizing 5 acres which was acquired in May 2017 which includes a 10,000 square foot, state-of-the-art indoor manufacturing facility with 10,000 square feet of additional capacity which passed inspections to operate June 4, 2019 and is currently in production. The facility now totals 20,000 square-feet consisting of 8 flower rooms, just over 1,000 square-feet of nursery space, an upgraded extraction laboratory, for increased manufacturing capabilities. On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD, its now wholly owned subsidiary. The purchase price of the property was $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit in April 2018, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of time. As of September 30, 2019, the Company had paid a total of $600,000 which was deposited in escrow and classified as a long-term asset on the consolidated balance sheet as of September 30, 2019. As of the date of these financial statements, a total of $600,000 has been deposited in escrow.

Legal Proceedings

From time to time, we may become subject to various legal proceedings that are incidental to the ordinary conduct of its business. Although we cannot accurately predict the amount of any liability that may ultimately arise with respect to any of these matters, it makes provision for potential liabilities when it deems them probable and reasonably estimable. These provisions are based on current information and may be adjusted from time to time according to developments. Other than the foregoing we are not aware of any material litigation:

On February 26, 2020, the Company’s subsidiary Item 9 Properties, LLC was served with a foreclosure of mechanics lien in Nye County, Nevada against itself and Solera General Contracting alleging among other things breach of contract and covenant of good faith and fair dealing against Solera, unjust enrichment against Item 9 Properties. The Company has engaged counsel to defend the action. The Company has engaged legal counsel to answer the complaint.

Competition

We compete in markets where cannabis has been legalized and regulated, which includes various states within the United States. We expect that the quantity and composition of our competitive environment will continue to evolve as the industry matures. Additionally, increased competition is possible to the extent that new states and geographies enter the marketplace as a result of continued enactment of regulatory and legislative changes that de-criminalize and regulate cannabis products. We believe that by diligently establishing and expanding our brands, product offerings and services in new and existing locations, we will become established in the industry. Additionally, we expect that establishing our product offerings in new and existing locations are factors that mitigate the risk associated with operating in a developing competitive environment. Additionally, the contemporaneous growth of the industry as a whole will result in new customers entering the marketplace, thereby further mitigating the impact of competition on our operations and results.

In our opinion, we are currently competing with cannabis cultivators, manufacturers, and retailers in our local jurisdictions as well as international enterprises as set forth below, among many others. Many of our competitors are substantially larger than us and have significantly greater name recognition, sales and marketing, financial, technical, customer support and other resources. These competitors also may have more established distribution channels and stronger relationships with local, long distance and Internet service providers. These competitors may be able to respond more rapidly to new or emerging technologies and changes in customer requirements or to devote greater resources to the development, promotion and sale of their products.

These competitors may enter our existing or future markets with products that may be less expensive, that may provide higher performance or additional features or that may be introduced more quickly than our products.

We do not expect to face significant competition with respect to our branded apparel, however, other corporations may sell apparel that incorporates other logos or trademarks associated with the cannabis industry.

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We believe that we compete favorably with our competitors on the basis of these factors. However, if we are unable to compete successfully against our current and future competitors, it will be difficult to acquire and retain customers, and we may experience revenue declines, thereby resulting in reduced operating margins, loss of market share and diminished value in our services.

Government Regulation of Cannabis

Cannabis is currently a Schedule I controlled substance under the Controlled Substances Act (21 U.S.C. § 811) (“CSA”) and is, therefore, illegal under federal law. Even in those states in which the use of cannabis has been legalized pursuant to state law, its use, possession or cultivation remains a violation of federal law. A Schedule I controlled substance is defined as one that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The U.S. Department of Justice (the “DOJ”) defines Schedule I controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” If the federal government decides to enforce the CSA, persons that are charged with distributing, possessing with intent to distribute or growing cannabis could be subject to fines and/or terms of imprisonment, the maximum being life imprisonment and a $50 million fine, even though these persons are in compliance with state law.

In light of such conflict between federal laws and state laws regarding cannabis, the previous administration under President Obama had effectively stated that it was not an efficient use of resources to direct federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical cannabis. The new administration under President Trump has indicated that he will strongly enforce the federal laws applicable to cannabis. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. As we currently directly harvest, distribute and/or sell cannabis, we may be irreparably harmed by a change in enforcement policies of the federal government.

The Company and our licensed products will also be subject to a number of other federal, state and local laws, rules and regulations. We anticipate that our vendors and us will be required to manufacture our products in accordance with the Good Manufacturing Practices guidelines and will be subject to regulations relating to employee safety, working conditions, protection of the environment, and other items. The current administration has indicated that it will closely scrutinize the cannabis industry, in particular, recreational marijuana. Changes in laws, rules and regulations or the recall of any product by a regulatory authority, could have a material adverse effect on our business and financial condition.

The United States federal government regulates drugs through the Controlled Substances Act (21 U.S.C. § 811), which places controlled substances, including cannabis, in a schedule. Currently, cannabis and CBD (0.3 percent THC or more) are classified as Schedule I drugs, which are viewed as highly addictive and having no medical value and is illegal to distribute and use. The United States Federal Drug Administration has not approved the sale of marijuana or CBD (0.3 percent THC or more) for any medical application. Doctors may not prescribe cannabis or CBD (0.3 percent THC or more) for medical use under federal law, however they can recommend its use under the First Amendment. In 2010, the United States Veterans Affairs Department clarified that veterans using medicinal cannabis or CBD (0.3 percent THC or more) will not be denied services or other medications that are denied to those using illegal drugs.

Currently, forty-seven States and the District of Columbia have laws legalizing marijuana and CBD in some form. In November 2016, California, Massachusetts, Maine and Nevada all passed measures legalizing recreational marijuana. California’s Prop. 64 measure allows adults 21 and older to possess up to one ounce of marijuana and grow up to six plants in their homes. Other tax and licensing provisions of the law didn’t take effect until January 2018.

These noted state laws, both proposed and enacted, are in direct conflict with the federal Controlled Substances Act, which makes cannabis use and possession illegal on a national level. However, on August 29, 2013, the U.S. Department of Justice issued a memorandum providing that where states and local governments enact laws authorizing cannabis-related use, and implement strong and effective regulatory and enforcement systems, the federal government will rely upon states and local enforcement agencies to address cannabis activity through the enforcement of their own state and local narcotics laws. The memorandum further stated that the U.S Justice Department’s limited investigative and prosecutorial resources will be focused on eight priorities to prevent unintended consequences of the state laws, including distribution of cannabis to minors, preventing the distribution of cannabis from states where it is legal to states where it is not, and preventing money laundering, violence and impaired driving.

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On December 11, 2014, the U.S. Department of Justice issued another memorandum with regard to its position and enforcement protocol with regard to Indian Country, stating that the eight priorities in the previous federal memo would guide the United States Attorneys' cannabis enforcement efforts in Indian Country. On December 16, 2014, as a component of the federal spending bill, the Obama administration enacted regulations that prohibit the Department of Justice from using funds to prosecute state-based legal medical cannabis programs.

On January 4, 2018, The Department of Justice lead by Jeff Sessions issued a memo on federal marijuana enforcement policy announcing a return to the rule of law and the rescission of previous guidance documents. Since the passage of the Controlled Substances Act (CSA) in 1970, Congress has generally prohibited the cultivation, distribution, and possession of marijuana.

However, on January 18, 2019, the new Attorney General, William Barr, stated in front of the Senate Judiciary Committee that he does not plan on using federal resources to "go after" companies if they are complying with state law. That would be a reversal from the approach taken by his predecessor, former Attorney General Jeff Sessions, who vowed to pursue federal violations more aggressively. According to Erik Altieri, executive director of the National Organization for the Reform of Marijuana Laws (NORML), Barr's stance is a good sign for advocates, but it remains to be seen if his actions will follow through on his pledge. Our business could terminate and investors could lose their total investment in the company if there is no reversal in Sessions’ approach.

On June 20, 2019, the United States House of Representatives passed a historic bipartisan amendment to the fiscal year 2020 Commerce-Justice-Science spending bill. By a vote of 267-165, the House approved the Blumenauer-McClintock-Norton Amendment which would protect state-legal cannabis programs from interference by the United States Department of Justice (DOJ). The amendment is named after the three individuals who submitted it for consideration: Representative Earl Bluemenauer, a Democrat from Oregon, Tom McClintock, a Republican from California, and Eleanor Norton, a delegate from Washington D.C.

Currently, the spending bill does provide protection for state-legal medical cannabis programs from DOJ interference – but this amendment would protect both medical and recreational cannabis programs that are legal at the state level. The amendment would prohibit the DOJ from using funds to prevent any American state, territory, and Washington D.C. from approving and implementing laws authorizing marijuana use, distribution, possession, and cultivation. What remains uncertain is whether the current Republican-controlled Senate will support the amendment. Further, if the amendment makes it into the final spending bill approved by Congress, it will only remain in effect for one year. If the amendment does not garner approval from the Senate, then the DOJ will maintain the right to use its funding to prevent the approval and implementation of laws regarding recreational cannabis use at the state level, which could affect our business, and could impact our investors’ investment in the Company.

OCG, INC.

Corporate Overview

OCG, Inc. (“OCG”), a Colorado corporation, was formed on March 6, 2018. OCG’s principal business address is 100 Garfield Street, Suite 400, Denver, Colorado 80206.

OCG sells medical and adult-use cannabis dispensary franchises under the brand “Unity Rd.” OCG’s franchising business offers existing and potential operators in the cannabis industry the benefit of OCG’s operational experience, marketing, partnerships and branding while allowing franchisees to own their own business. To date, OCG has sold one five (5) unit package in December 2018. OCG has also entered into services agreements with applicants seeking licenses to operate twenty-six (26) dispensaries across seven (7) states. These agreements require conversion into franchise agreements upon issuance of the licenses. Subject to local franchise regulations, OCG intends to offer franchises in all states that have regulated medical or adult-use cannabis.

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OCG’s franchise model is intended to enable OCG to expand its brand more quickly than existing multi-state cannabis operators (“MSOs”) across all cannabis markets with very little capital investment. OCG believes it is one of the first companies to offer franchise opportunities to participants in the cannabis industry, which will provide OCG an early mover advantage over newer franchisors or existing MSOs. OCG franchise program is intended to guide its franchisees in building industry experience, improving operational quality, innovating and maximizing operating results. OCG’s franchisees will assume much of the day-to-day responsibilities that otherwise would be performed by a typical owner-operator. This reduction of duties at the corporate level allows OCG’s franchise support team to scale across multiple units. Franchisees provide OCG a one-time upfront payment as well as ongoing royalties based on their gross revenues. Therefore, OCG will benefit directly from the growth in their business.

OCG believes its model will assist its franchisees in delivering high quality cannabis products and locally relevant customer experiences. Franchising enables an individual to be his or her own employer and maintain control over all employment-related matters, and marketing and pricing decisions, while also benefiting from OCG’s brand and operating system. While OCG intends for units operating under its brand to be primarily franchised, OCG also intends to own and operate cannabis dispensaries and currently owns a cultivation facility, which has generated virtually all its revenue to date.

OCG’s franchising business model is designed to assist franchisees through every step of owning and operating a dispensary. OCG’s franchise package includes product sourcing, technology, regulatory compliance, licensing, standard operating procedures, employee training and ongoing support. OCG intends for its franchisees to leverage its years of cannabis operating experience and standardized procedures to operate their own dispensaries and be part of OCG’s brand as it grows.

As a cannabis dispensary franchisor, OCG offers both single-unit and multi-unit franchise packages to potential business operators. OCG seeks to sell primarily multi-unit packages in regulated markets across the U.S. to well capitalized individuals and organizations that meet OCG’s franchisee requirements. The primary franchise fees include an initial franchise fee and ongoing fees based on a percentage of revenues of the franchisee. A summary of OCG’s current franchising fees is provided below:

Initial Franchise Fees

Number of Franchises	Initial Franchise Fee Per Unit
1-2	$100,000
3 or more	$83,333

Recurring Fees

Fee Type	Fee Amount	Payment Frequency
Support Fee	5% of Gross Revenues	Weekly
Marketing Fund Contribution	2% of Gross Revenues	Weekly

The initial fee and the support fee are intended to generate revenue for OCG and to support its efforts to provide services to its franchisees. In OCG’s franchise agreements, OCG is required to segregate the marketing fund contributions and use those funds to advertise locally, regionally, and/or nationally, in printed materials, on radio, on television, and/or on the Internet in support of OCG’s franchisees and its brand. The actual fee arrangements are subject to negotiation undertaken by OCG’s management.

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OCG’s franchise operations cover a wide scope of services to provide value to its franchisees. For new entrants to the cannabis industry, OCG has an application writing and support team well-versed in the cannabis licensing process for different cities and states across the country. OCG works with its franchisees’ advisors and facilitate relationships to help franchisees in obtaining a license. OCG’s franchisee prospects also may choose to acquire existing operators rather than new unlicensed locations and OCG has a mergers and acquisitions team with experience in valuing and finding acquisition candidates.

Whether buying or building, OCG assists franchisees in selecting real estate in optimal areas that suit the zoning restrictions and limitations for cannabis dispensaries. OCG is also seeking to partner with real estate investors to provide real estate capital and leasing to its franchisees. During the building and/or retrofit stage of a franchisee’s dispensary, OCG intends to utilize our long-standing relationships with architects and contractors who have experience working with cannabis industry participants. OCG also plans to provide franchisees with strategic sourcing and partnerships through its preferred suppliers in various locations. OCG plans to utilize existing relationships to assist franchisee product purchasing at more competitive pricing than if they were operating as a non-franchised dispensary. Additionally, OCG works with franchisees to develop and execute a plan with respect to various marketing programs, including the grand opening of each franchise location, local advertising and cooperative marketing to support its franchisees in establishing and growing their business. OCG believes its franchisees will receive the benefit of scale as OCG’s brand grows and the marketing pool and locations develop alongside OCG. Finally, prior to a franchisee beginning operations, OCG provides a classroom training program that lasts approximately 45 hours. OCG’s staff is well versed in cannabis dispensary operational procedures and with training new employees and managers.

Pre-Franchise Service Agreements

For prospective franchisees that have not yet obtained a license, OCG enters into service agreements that require conversion into franchise agreements upon issuance of the licenses. In connection with these agreements, OCG assists the prospective franchisees with site selection, license procurement, dispensary design and other pre-operational services. Upon signing of the service agreement, the prospective franchisee typically pays OCG an amount that is credited towards their initial franchise fee in consideration for the services to be provided prior to obtaining the license. OCG believes these service agreements allow them to assist its prospective franchisees in obtaining licenses, while it also provides OCG with a binding commitment from the prospective franchisee to enter into a franchise agreement upon issuance of a license.

Market For Common Equity, Related Stockholder Matters And Issuer Purchases of Equity Securities

Market Information

OCG's common stock is not currently traded on any exchange.

Dividends

OCG has not paid cash dividends on its stock since inception and has no intention to do so in the foreseeable future.

Equity Compensation Plans

OCG does not currently have an equity compensation plan.

OCG’s Market

Our Competition

The cannabis industry is highly regulated, fragmented and contains a patchwork of larger and small operators with a range of experience. OCG views its competition as both large-scale MSOs and other franchising companies such as Spirit Leaf and TGS National.

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OCG’s Competitive Strengths

OCG believes the competitive strength of its franchise model relates to our ability to leverage operational experience to help new entrants and existing operators run better businesses. OCG is one of the first movers in cannabis franchising and believes the cannabis industry provides for significant opportunity in franchising. The cannabis industry currently suffers from a lack of regulated cannabis operational expertise, inconsistent customer experiences, a limited number of multi-state or national retail brands, license ownership limitations and large capital investment requirements. OCG’s franchise model is designed to overcome these issues in the following manner:

Industry and Franchise Expertise - OCG believes that its operational know-how and support system for franchisees increases the likelihood of success for new operators and provides greater comfort to regulators that compliance standards are met. Members of OCG’s senior management team have over a decade of experience in the regulated cannabis industry and have utilized that experience to build standard operating procedures and partner relationships to create what it believes is a franchise-ready brand. Additionally, members of OCG’s senior management team have many years of experience in franchising and franchise law. OCG believes the combination of these two disciplines provides OCG with a significant advantage in the marketplace by leveraging cannabis and franchising industry experience to support the goal of franchisee owner-operators to operate successful cannabis businesses.

Customer Experience and National Branding – OCG’s franchise system allows it to set, maintain and monitor standards and procedures intended to result in consistent, positive customer experiences across all of OCG’s franchisees’ and company-owned dispensaries.

Reduced License Limitations - Many jurisdictions limit the number of licenses for a single entity and through OCG’s franchise model, OCG believes it can expand its brand and receive high margin revenues from operations, while allowing individuals to own their own stores in the growing cannabis industry.

Limited Capital Expenditure - An additional competitive strength of OCG’s business model is the capital efficient nature of franchising. OCG is not reliant on the capital markets to continue to grow and are able to expand its brand while limiting our deployment of capital.

Growth Strategies

OCG believes that it has multiple potential pathways for growth in the U.S. and internationally with the goal of being a leading retail brand across all regulated medical and adult-use cannabis states and countries. Through OCG’s franchise operations, they plan to grow their brand presence and franchise revenue in existing regulated cannabis markets and also newly state-regulated locations. The financially efficient nature of their franchising model further enables them to continue to expand and allow franchisees to open new locations without OCG needing to invest significant additional capital for that purpose.

Alongside OCG’s franchise sales efforts, they intend to own and operate cannabis facilities both to support franchisees and also to grow their company. In addition to their plan to continue to seek licenses for company-owned cannabis facilities directly, OCG plans to target strategic acquisitions of licensed dispensary, cultivation, and/or product manufacturing operations in existing regulated cannabis markets. The OCG management team believes it has a strong pipeline of strategic acquisitions for various types of cannabis licenses in a variety of locations. In newly regulated states and countries, OCG will look, as strategically appropriate, to apply for cannabis business licenses or acquire newly established businesses.

State and Federal Cannabis Regulation

There is significant government regulation in the legal cannabis industry. We employ an in-house compliance officer who is a member of several state and national lobbying organizations including National Cannabis Industry Association (NCIA) and Colorado Leads and Accelerate Colorado. Through these and other organizations we will continue to interact with the multiple levels of government that regulate the cannabis industry.

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In the United States, cannabis is illegal under federal law.  Medical and adult use cannabis has been legalized and regulated by individual states. As of the date of this Memorandum 33 states plus the District of Columbia and certain U.S. territories recognize, in one form or another, medical use of cannabis, while 11 of those states plus the District of Columbia and certain U.S. territories recognize, in one form or another, adult use of cannabis. Notwithstanding the regulatory environment with respect to cannabis at the state level, cannabis continues to be categorized as a Schedule I controlled substance under the CSA and as such violates U.S. federal law. As a result of this conflict between state and federal law, cannabis businesses in the United States are subject to inconsistent legislation and regulation. It is presently unclear whether the U.S. federal government intends to enforce U.S. federal laws relating to cannabis where the conduct at issue is legal under applicable state law.

Employees

As of March 1, 2020, OCG has 44 full time employees and 0 part time employees.

Intellectual Property

We registered the Unity Rd. trademark on June 25, 2019 with the United State Patent and Trademark Office, with notice published in the Trademark Official Gazette on January 14, 2020.

Description of Property

OCG does not own any real property. OCG’s corporate headquarters is located at 100 Garfield St. Suite 400, Denver, CO 80206, where they lease 10,090 sq. feet of space. OCG’s lease on these premises runs through January 31, 2024. The rent is approximately $90,099 per month, subject to yearly increases of between 4.8% and 15.4% annually pursuant to the lease agreement.

One of OCG’s subsidiaries leases a building at 21000 East 32nd Parkway, Suite 110, Aurora, CO 80011. The lease on those premises runs through December 31, 2023. The rent is approximately $18,078 per month, subject to yearly increases of approximately 2.3%.

MERGER AGREEMENT

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved the Merger Agreement and authorized the Company to enter into the Merger Agreement and perform all the transactions contemplated thereby. On February 27, 2020, the Company entered into the Merger Agreement, pursuant to which Merger Sub will be merged with and into OCG through a reverse triangular merger transaction upon the terms and subject to the conditions of the Merger Agreement, and in accordance with the DGCL.

 Pursuant to the transactions contemplated by the Merger Agreement, (i) each share of common stock of OCG will be exchanged for shares of the Company based on a ratio of 0.61475 to one, (ii) the operations of Item 9 Labs shall continue unchanged and OCG shall continue as the surviving corporation after the transactions contemplated by the Merger Agreement (with and into Merger Sub), and (iii) each share of common stock of Merger Sub will be converted into and exchanged for one share of common stock of OCG.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms of the actual Merger Agreement, which is attached as Exhibit A hereto and incorporated herein by reference.

Item 9 Labs Corp.

The discussion and analysis below should be read in conjunction with the Company’s audited financial statements and notes thereto for the year ended September 30, 2019 and unaudited financial statements and notes thereto for the period ended December 31, 2019, each filed as Exhibit B and Exhibit C hereto, respectively.

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PRO-FORMA AND OTHER FINANCIAL INFORMATION

The following is the pro-forma financial information for the Company and OCG as of the quarter ended December 31, 2019. The pro-forma information represents the effect of the Merger on the Company’s financials as though it took place on October 1, 2019:

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The Company will acquire all of the issued and outstanding shares of OCG, Inc. in exchange for 30,000,000 shares of the Company’s Common Stock. The following unaudited condensed combined pro forma financial statements for the quarter ended December 31, 2019 are based upon the previously filed unaudited financial statements of the Company for the quarter ended December 31, 2019, a copy of which is attached hereto as Exhibit C, and the unaudited financial statements of OCG, Inc. as of and for the three-month period ended December 31, 2019. The unaudited Pro Forma Condensed Combined Statement of Operations for the quarter ended December 31, 2019 give effect to these transactions as if they had occurred on October 1, 2019. Additionally, a copy of the Company’s audited financial statements and notes thereto for the year ended September 30, 2019 and unaudited financial statements and notes thereto for the period ended December 31, 2019, are each filed as Exhibit B and Exhibit C hereto, respectively

The historical information contained in the unaudited condensed combined pro forma financial statements has been adjusted where events are directly attributable to the acquisition, or are likely to have a continuing effect on the consolidated financial statements of Item 9 Labs Corp. The unaudited condensed combined pro forma financial statements should only be read in conjunction with the notes to the unaudited condensed combined pro forma financial statements appearing below and with reference to historical financial statements on file for Item 9 Labs Corp.

The unaudited condensed combined pro forma financial statements are based on estimates and assumptions and are presented for illustrative purposes only and are not necessarily indicative of what the consolidated company’s results of operations actually would have been had the acquisition been completed as of the dates indicated. Additionally, the unaudited pro forma condensed consolidated financial information are not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition had been completed as of the dates indicated. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The combined pro forma financial information does not reflect the realization of any expected cost savings or other synergies from the acquisition of OCG, Inc. as a result of restructuring activities and other planned cost savings initiatives following the completion of the business combination.

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ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED PROFORMA CONDENSED CONSOLIDATED CONDENSED BALANCE SHEETS
As of December 31, 2019

	(unaudited)
	Item 9 Labs	(unaudited)	Proforma		Proforma
	Corp	OCG Inc.	Adjustments	Notes	Combined
ASSETS
Current Assets:
Cash and cash equivalents	$46,680	$(6,650)	$2,000,000	a	$2,040,030
Restricted cash and cash equivalents	517,664	—			517,664
Accounts receivable, net of reserves of $22,460 and $0 at December 31, 2019 and September 30, 2019, respectively	366,658	103,271			469,929
Due from related parties		243,631			243,631
Deferred costs	2,004,235	—			2,004,235
Inventory	—	642,352			642,352
Prepaid expenses and other current assets	75,293	325,949			401,242
Total current assets	3,010,530	1,308,553	2,000,000		6,319,083

Property and equipment, net	7,180,662	355,638			7,536,300
Right of use asset	243,027	—			243,027
Investment in Health Defense, LLC	100,000	—			100,000
Deposits on acquisitions	600,000	802,046			1,402,046
Security deposits		245,500			245,500
Receivable for sale of Airware assets, net of reserves and unamortized discount of $307,430	474,715	—			474,715
Notes and interest receivable, net of reserves of $69,000	180,000	—			180,000
Other intangible assets, net	1,738,268	117,808			1,856,076
Goodwill, net	1,116,396	—	10,523,162	b	11,639,558
Total Assets	$14,643,598	$2,829,545	$12,523,162		$29,996,305

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$1,252,976	$1,785,679			$3,038,655
Accrued payroll	103,342	—	—		103,342
Accrued compensated absences	69,424	—			69,424
Accrued interest	1,362,568	—			1,362,568
Accrued expenses	715,847	161,338			877,185
Accrued income tax	87,476	—			87,476
Deferred compensation		97,385			97,385
Deferred rent		85,875			85,875
Due to related parties		1,423,842			1,423,842
Short term notes payable	2,520,714	2,500,000			5,020,714
Operating lease liability - short term portion	67,952	—	—		67,952
Long term debt, in default	2,700,000	—			2,700,000
Unearned consulting revenue		60,000			60,000
Convertible notes payable	20,000	—			20,000
Total current liabilities	8,900,299	6,114,119	—		15,014,418

Settlement obligation		504,243			504,243
Convertible notes payable		4,795,000			4,795,000
Accrued interest		242,694			242,694
Operating lease liability	175,075	—			175,075

Total liabilities	9,075,374	11,656,056	—		20,731,430

Commitments and Contingencies

Stockholders' Equity:
Common stock	6,374	121,908	(118,695)	a,c,d	9,587
Additional paid-in capital	21,806,059	5,010,992	25,183,878	c,d	52,000,929
Treasury stock	(3,450,000)	—			(3,450,000)
Common stock payable		12,480,000	(12,480,000)	d	—
Member interest		62,021	(62,021)	d	—
Loss on common control transaction		(13,125,178)			(13,125,178)
Accumulated deficit	(12,645,129)	(13,376,254)			(26,021,383)
Total Item 9 Labs Corp. stockholders' equity	5,717,304	(8,826,511)	12,523,162		9,413,955
Noncontrolling Interest	(149,080)	—			(149,080)
Total Stockholders' Equity	5,568,224	(8,826,511)	12,523,162		9,264,875

Total Liabilities and Stockholders' Equity	$14,643,598	$2,829,545	$12,523,162		$29,996,305
Adjustment Notes
a - an equity capital raise of $2,000,000 is a condition to close the merger
b - the business combination will create goodwill and other intangible assets of $10,523,162 (allocation of purchase price not concluded)
c - the Company will issue 30,000,000 shares of restricted common stock to shareholders of OCG at date of close (market value of shares $28,200,000 as of March 26, 2020)
d - the equity accounts of OCG inc. will be eliminated in the merger

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ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
For the Three Months Ended December 31, 2019

	(unaudited)
	Item 9 Labs	(unaudited)	Proforma	Proforma
	Corp	OCG Inc.	Adjustments	Combined
Revenues, net	1,532,856	1,429,900	$—	2,962,756
Cost of revenues	1,047,079	707,125	—	1,754,204
Gross profit	485,777	722,775	—	1,208,552
Operating expenses
Professional fees and outside services	267,378	172,297	—	439,675
Payroll and employee related expenses	822,458	649,289	—	1,471,747
Sales and marketing	120,977	204,873	—	325,850
Other operating expenses	454,474	736,635	—	1,191,109
Provision for bad debt	22,460	—	—	22,460
Total expenses	1,687,747	1,763,094	—	3,450,841
Loss from operations	(1,201,970)	(1,040,319)	—	(2,242,289)
Other expense
Interest income	—	—	—	—
Interest expense	(773,358)	(78,747)	—	(852,105)
Total other expense	(773,358)	(78,747)	—	(852,105)
Net loss	(1,975,328)	(1,119,066)	—	(3,094,394)
Less: Net loss attributable to noncontrolling interest	(25,138)	—	—	(25,138)
Net loss attributable to Item 9 Labs Corp.	(1,950,190)	(1,119,066)	$—	(3,069,256)
Basic and diluted weighted average common shares outstanding	62,130,204	30,000,000		92,130,204

Basic and diluted net loss per common share	(0)	(0)		(0)

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Background of the Acquisition

Highlighted below is a detailed chronology of events leading up to and subsequent to the execution of the Merger Agreement and up to the date of this Information Statement.

In early September 2018, Jeffrey Rassas, Chief Strategy Officer and member of the Item 9 Labs Corp. (the “Company”) Board of Directors, learned of One Cannabis Group (“OCG”) from a broker at Westpark Capital, Victor Sibilla. Several of Mr. Sibilla’s clients had invested in both the Company and OCG, and Mr. Sibilla was aware of synergies between the two companies which he raised with Mr. Rassas. At this time, Mr. Rassas began following the progress of OCG and was aware of their desire to go public and raise capital and subsequently received an investor power point presentation on September 18th, 2018. Mr. Rassas disseminated the OCG presentation to other Company management, Bryce Skalla, the Company’s current President and Co-Founder, and Ms. Sara Gullickson, the Company’s former CEO, as he perceived that OCG’s cannabis franchising model and existing pre-sold franchises could greatly accelerate the Company’s strategy and wanted his colleagues to consider.

On November 16th, 2018, Mr. Skalla met OCG in Las Vegas, Nevada at the 2018 MJ Bizcon Conference. Mr. Sibilla, was in Las Vegas attending the conference and informed Mr. Skalla that OCG was having a party to celebrate their recent financing and that he was allowed to bring a guest. Mr. Skalla attended the event with Mr. Sibilla for about two hours. During this time, Mr. Skalla met the OCG team including Christian Hageseth, OCG’s CEO and Co-Founder, Mike Weinberger, OCG’s Chief Operating Officer and John Darwin, OCG’s President and Co-Founder. Mr. Skalla spoke at length with Mr. Darwin about OCG’s business plan and recent financing.

During their conversation, Mr. Skalla and Mr. Darwin discussed the franchise business model and the overall cannabis market. Mr. Skalla was impressed with OCG’s strategy and management team and considered how a possible transaction with the Company could make more sense than OCG’s then current goal to go public on the Canadian Securities Exchange. Following the conference, Mr. Skalla informed Mr. Rassas of his thoughts and they agreed it would be prudent to monitor OCG’s progress in the near term.

In mid 2019, the Company began considering additional growth strategies. In December 2019, Mr. Rassas asked Mr. Sibilla to arrange a call with Mr. Darwin and shared with Mr. Sibilla the Company’s perception regarding the potential for considerable business synergies between the two companies. Mr. Sibilla agreed and said he would try and set up a call. There were a series of emails exchanged between Mr. Sibilla, Mr. Rassas and Mr. Darwin and a call was arranged.

On December 18th, 2019, Mr. Rassas and Mr. Darwin had a lengthy call where an extensive overview summary was given by each describing their respective companies and current events, structure and capital required. Messrs. Rassas and Darwin concluded that there was indeed real potential for a collaboration between the two organizations that were worth exploring. At the conclusion of the call it was determined that non-disclosure and confidentiality agreements must be executed, following which another call would be arranged to further explore the concept.

On December 19th, 2019, Mr.Rassas, Andrew Bowden, the Company’s current CEO (Mr. Bowden replaced Ms. Gullickson), Mr. Darwin and Mr. Skalla had a call wherein they discussed the synergies, timing and current state of the cannabis industry and determined it was worthwhile to continue to explore a merger of the two companies.

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On December 19th, 2019, Mr. Darwin established a secure “Data Room” which he shared with members of the Company’s management team, specifically Mr. Rassas, Mr. Bowden and Mr. Skalla. Mr. Darwin populated the Data Room with items requested by the Company’s management team, including but not limited to financial information, audits, capital structure, shareholder cap structure, balance sheet, legal matters, contracts, investor presentations, franchise disclosure documents, intellectual property and trademarks. The Company’s management team used this Data Room to perform extensive due diligence and made additional requests to Mr. Darwin for additional information as required by the team and the Company’s Board of Directors.

On December 27th, 2019, Mr. Skalla, established a secure “Data Room”, to which he invited Mr. Darwin and his designated OCG team members. Mr. Rassas populated the Company’s Data Room with documents necessary for the OCG due diligence of the Company as well as the documents requested by Mr. Darwin. Over the subsequent weeks, Mr. Rassas added additional documents in response to requests made by the OCG team through. Numerous calls and emails were exchanged between Mr. Rassas and Mr. Darwin during this period as each respective Board of Directors and management team was performing their due diligence and making additional document requests. At this time, it was also determined that in addition to the due diligence, site visits and team discussions were necessary and appropriate.

On January 7th and 8th, 2020, Mr. Darwin and Mr. Weinberger visited the Company’s corporate facilities in Arizona, which included both the cultivation and processing farm in Coolidge, AZ and the corporate headquarters in Phoenix, AZ. The Company’s entire management team was available for the OCG visit, which included Mr. Skalla, Mr. Bowden, Robert Mikkelsen, the Company’s Chief Financial Officer, Chris Wolven, the Company’s Chief Operating Officer and the Company’s board of directors. All parties participated in extensive meetings for two full days. In these meetings, synergies, overlap in operations, respective strategies, capital requirements proposed deal structures and organizational structure were explored. Given the teams respective experiences with deal structures and capital markets, the meetings moved quickly and proved extremely productive. It was during these meetings that respective company valuations were discussed in great detail. OCG shared with the Company’s management team that a third party advisor had performed an independent valuation wherein they valued OCG utilizing a discounted cash flow and comparable company analysis at approximately $35,000,000 and that OCG, successfully raised several hundred thousand dollars at this valuation in late 2019. The Company compared the independent valuation with its own valuation performed internally and concluded that the valuation appears reasonable.

On January 10th, 2020, the Company’s Board of Directors, Mr. A. Bowden, Mr. Skalla, Mr. Rassas and Ronald Miller, Jr., Chairman of the Company’s Board, met at Mr. Miller’s office in Scottsdale, AZ to discuss at length the due diligence performed, OCG’s proposed valuation and forecasts, which included a review of similarly situated public companies. Based on the extensive analysis and review of the OCG Data Room by Company’s management team, results of the in person meetings, and correspondence between the board of directors, the Company’s board concluded that a combination of the companies would accelerate their strategy and corporate vision. After several more internal discussions a non-binding set of proposed terms was prepared, including but not limited to:

•	The Company would acquire 100% of the stock of OCG for 30,000,000 Company restricted common stock at an appropriate value to OCG’s business valuation;

•	general discussions were presented to add up to two (2) new members to the Company’s Board of Directors as representatives of OCG’s interests; and

•	there would be a financing contingency that the Company raise capital, up to $2,000,000 of which could be used post-closing for general working capital of OCG

On January 13th, 2020, Mr. Rassas sent the non-binding set of terms to Mr. Darwin, which included an offer of 30,000,000 shares of newly issued restricted common stock shares of the Company in exchange for all outstanding OCG shares pursuant to a proposed Share Exchange Agreement transaction structure.

On January 15th and 16th, 2020, Mr. Rassas and Mr. Skalla flew to Colorado to meet with the entire OCG management team and to tour the cultivation facilities and corporate headquarters. The agenda and activities during this visit were consistent in all aspects with the recent OCG team visit to the Company in Arizona.

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From January 20th through February 10th, 2020, the Company and OCG’s management teams in totality and in segregated groups had numerous conference calls and exchanged many emails and text messages discussing topics of integration, due diligence, working capital requirements, capital offering structures and further negotiated the proposed deal terms and structure often involving additional team members and outside professionals, including financial and legal professionals. OCG received legal counsel from Dorsey Whitney, LLP and the Company legal counsel from Horwitz and Armstrong PLC and Dickinson Wright LLP. All non-binding deal terms proposed and exchanged between the parties were kept confidential and shared only between the principals, legal advisors and their respective board of directors.

On January 24th, 2020, Mr. Rassas sent a proposed transaction timeline to all principals in an email and attached word document. This document outlined proposed dates and milestones that would be required for the Company to comply with its SEC reporting obligations.

On January 31st, 2020, the Company’s entire board of directors (which includes Messrs. Bowden, Miller, Rassas and Skalla) and Mr. Wolven flew to Colorado to further the discussions. OCG’s management, including Messrs. Weinberger, Knuettel, Darwin and Hageseth, were all present for the discussions and negotiations regarding their respective financial performance and projections, respective business operations, integration plans and deal terms.

On February 7th, 2020, Mr. Rassas forwarded a rough draft of the OCG acquisition Share Exchange Agreement to Mr. Weinberger. The Share Exchange Agreement contemplated the non-binding deal terms that were discussed between the principals, which included the offer of 30,000,000 shares of INLB restricted common stock in exchange for all outstanding shares of OCG. In addition, it was agreed that the Share Exchange Agreement would have conditions to close including the provision that the Company would provide working capital to OCG of up to $2,000,000 and the entrance into an acceptable Directors and Officers Insurance policy by the Company.

On February 12th through the 14th, 2020, OCG’s entire management team, came to Company’s Arizona corporate offices to continue their due diligence and review draft operational integration plan. The teams also focused on the capital required to close the transaction to ensure there was ample working capital and in addition, OCG made a request that in the event the transaction took longer to close than the parties anticipated, that the Company would work to facilitate a bridge loan of up to $500,000 to OCG.

On February 23rd, 2020, Mr. Weinberger from OCG forwarded a draft of a Merger Agreement to Mr. Rassas. Mr. Weinberger informed Mr. Rassas that OCG’s legal counsel, Dorsey Whitney, LLP, proposed a triangular merger structure rather than a direct share exchange. The proposed and generally agreed upon transaction terms were mirrored in a newly drafted Merger Agreement and provided to Mr. Rassas. Mr. Rassas circulated the Merger Agreement to all principals involved on the Company’s management team in addition to the Company’s board of directors, auditors and legal counsel for their complete review and comments.

On February 26th, 2020, the Company’s board of directors, through email exchanges, reviewed the final Merger Agreement to ensure that there were no more comments. The Company’s board had a call to approve and authorize management to move forward with the execution of the Merger Agreement the following day. A board resolution was circulated by Company’s Chief Financial Officer for the board to execute.

On February 27th-28th, 2020, Mr. Weinberger and Mr. Darwin came to the Company’s corporate offices in Arizona to continue the discussions around the proposed timing, integration plan, capital raise, organizational chart and to execute the Merger Agreement, which included the mutual conditions that must be satisfied before the transaction could close.

On March 2nd, 2020, the Company filed an 8-K disclosing in the following language that it entered into a material definitive agreement with OCG:

“On February 27, 2020, Item 9 Labs Corp., a Delaware corporation (“Company”), and an unnamed wholly owned subsidiary (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Agreement”) with OCG Inc., a Colorado corporation (“Target”), pursuant to which the Merger Sub will be merged with and into the Target in a reverse triangular merger with the Target continuing as the surviving entity as a wholly-owned direct subsidiary of the Company (“Merger”). Effective upon the completion of the Merger, the Target shareholders shall become stockholders of the Company through the receipt of the Merger Consideration as defined below. Each of the parties referred to above may be referred to herein as a “Party” and collectively as the “Parties”.”

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On March 5, 2020, a majority of the Company’s stockholders, collectively owning 42,606,712 shares of Common Stock, representing approximately 69% of the 61,410,645 total issued and outstanding shares of Common Stock of the Company, approved of the Merger Agreement by written consent in lieu of a meeting of Stockholders.

 Following the filing of our preliminary Schedule 14C the Company continues to work closely with OCG and their management to close the transaction and to verify condition precedents are underway.

 The Certificates of Merger with respect to the merger contemplated by the Merger Agreement will be filed as soon as practicable following the Closing and issuance of the Merger Consideration.

Reasons for the Acquisition

New Growth Opportunities

The Company’s strategy is to provide best in class branded products and premium customer experience in the cannabis industry. While the Company executes upon its expansion within the cannabis industry, the Company expects that the Merger with OCG will accelerate its entrance into new geographic territories as well as provide expanded industry opportunities through OCG’s franchised retail operations. The expansion into Colorado’s robust cannabis market with OCG’s existing sales channels allows the Company to begin offering its full suite of products at an accelerated pace. Additionally, the agreements for franchised dispensaries create further sales channels for the Company across seven additional states in the U.S. The Company expects it will be better positioned to gain nationwide brand recognition and expanded product offerings because of the Merger with OCG.

Potential Synergies

The Merger creates many synergies including greater diversity of customers, markets, products, and revenues generated therefrom, and a significantly larger geographical market. The Acquisition provides for immediate sales channels into new markets and should result in additional expansion opportunities into new states. The combined company revenues will also benefit from the complementary product offerings and additional brand presence.

Additionally, the Company has identified operational synergies which it expects to result in cost savings for the combined company. These synergies include general overhead expenses, personnel, insurance, third party legal, accounting and other professional services and redundant real estate.

While the Company maintains its long-term strategy of increasing revenue and profitability, gaining market share and enhancing stockholder value through internal growth and development, the Company will continually seek to identify and pursue acquisition opportunities that it believes would contribute to the Company’s strategy and growth plans.

Strengthened Management

The parties believe that the combined company will have a favorable personnel mix. In particular, the parties believe that certain members of each company’s management would complement the other’s existing management team and that the combined company’s management would enjoy a combination of skills and capabilities that would be beneficial to the combined company and its stockholders. The combined company will benefit from the diversified and complementary skill set of the Company’s and OCG’s management and operational teams.

In approving the Merger Agreement and the transactions contemplated thereby, the Company’s Board consulted with the Company’s management, as well as its outside legal and financial advisors, and it carefully considered the following factors:

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•	The likelihood of the enhancement of the Company’s strategic position following the merger;
•	The management capabilities and existing operations of OCG;
•	The revenue synergies and cross-selling opportunities which OCG offers relative to other potential acquisition opportunities;
•	The potential cost savings of the combined company ;
•	That, upon completion of the merger, the Company’s current management and directors would retain control of the Company and its stockholders prior to the merger would retain a majority of the issued and outstanding Common Stock of the Company after the merger;
•	The belief that the combination of the Company’s and OCG’s businesses would result in significant strategic benefits to the Company following the merger, which would benefit the Company and its stockholders; and
•	The Company and management’s analyses and understanding of the business, operations, financial performance and conditions, strategy and future prospects of OCG, as well as economic and market conditions and trends in the markets in which OCG competes, would be beneficial to the Company.

No Dissenter’s Rights; Vote Required

The Merger described in this Information Statement will not afford to our stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares. The vote of our shareholders with respect to the Merger described in this Information Statement was not necessary, however, we elected to seek majority shareholder consent for the transaction.

No Regulatory Approvals

There are no federal or state regulatory requirements that must be complied with or any approval that must be obtained in connection with the Merger.

Accounting Treatment

We anticipate accounting for the transaction as a business combination using the acquisition method of accounting for financial accounting purposes, whereby the estimated purchase price will be allocated to the assets and liabilities of OCG based on their estimated fair values on the closing date of the Merger, following Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations.

Material U.S. Federal Income Tax Consequences

We have not obtained a tax opinion from legal counsel or tax experts on the Merger. The Merger is intended for federal income tax purposes to qualify as one or more reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Based on the provisions of the Internal Revenue Code of 1986, as amended, existing United States Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect), we do not believe that the Merger will give rise to the recognition of gain or losses to us or our stockholders for U.S. federal income tax purposes. The foregoing summary is for general information only and does not discuss any state, local, foreign or other tax consequences.

CERTIFICATES OF MERGER

Pursuant to the Written Consent, a majority of the stockholders and all members of our Board approved and authorized an action to consummate the transactions contemplated by the Merger Agreement. Accordingly, the Written Consent authorizes the Company to file certificates of merger (the ''Certificates of Merger'') with the Secretary of State of the States of Delaware and Colorado in such form as is required by, and executed in accordance with, the relevant provisions of the DGCL and the Colorado Business Corporation Act, respectively.

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WHERE YOU CAN FIND INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street N.E., Washington, DC 20549.  Please call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference room. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

You may request a copy of our filings with the SEC at no cost, by making written or telephone requests for such copies to:

Item 9 Labs Corp.

Attn: Andrew Bowden, CEO

2727 N. 3rd Street, Suite 201

Phoenix, AZ 85004

877-876-4868

You should rely only on the information provided in this filing. You should not assume that the information in this Information Statement is accurate as of any date other than the date of this document. We have not authorized anyone else to provide you with any information.

CONTACT INFORMATION

Item 9 Labs Corp.

2727 N. 3rd Street, Suite 201

Phoenix, AZ 85004

877-876-4868

OCG Inc.

100 Garfield Street, Suite 400

Denver, CO 80206

303-922-2122

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No director or officer of the Company, nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any of the Corporate Actions described herein.

EFFECTIVE DATE OF CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions shall not become effective before a date which is twenty (20) calendar days after the Information Statement is first mailed or given to Stockholders.

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OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above Corporate Actions.  Your consent to the Corporate Actions is not required and is not being solicited in connection with these Actions.  This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Item 9 Labs Corp.. has duly caused this report to be signed by the undersigned hereunto authorized.

Item 9 Labs Corp.

Date: April [*], 2020

/s/ Andrew Bowden

By: Andrew Bowden

Chief Executive Officer

APPENDICES

Exhibit A – Agreement and Plan of Merger, dated as of February 27, 2010, by and among the Company, and OCG Inc.

Exhibit B –  Item 9 Labs Corp. 10-K for the Year Ended September 30, 2019, with audited financial statements

Exhibit C – Item 9 Labs Corp’s 10-Q for the Three Months Ended December 31, 2019.

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EXHIBIT A

Agreement and Plan of Merger, dated as of February 27, 2020, by and among the Company, Merger Sub., and OCG

AGREEMENT AND PLAN OF MERGER

AMONG

ITEM 9 LABS CORP., a Delaware Corporation,

and

OCG, Inc., a Colorado Corporation,

and

[MERGER SUB], a Colorado Corporation

and

February 27, 2020

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AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is dated as February 27, 2020, by and among Item 9 Labs Corp., a Delaware corporation (the “Company”), [ ], a Colorado corporation (“Merger Sub”), OCG, Inc., a Colorado corporation (the “Target”),. Each of the parties referred to above may be referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Company is a corporation incorporated under the laws of the State of Delaware that operates cannabis cultivation and extraction facilities in Arizona and Nevada and is publicly traded on the OTC Markets (OTCMKTS: INLB);

WHEREAS, the Target is a privately-held corporation incorporated under the laws of the State of Colorado that operates a cultivation facility in Colorado and is a multi-state franchisor of cannabis dispensaries;

WHEREAS, the Parties intend that, subject to the terms and conditions set forth in this Agreement, the Merger Sub will be merged with and into the Target in a reverse triangular merger with the Target continuing as the surviving entity as a wholly-owned direct subsidiary of the Company (the “Merger”);

WHEREAS, effective upon the completion of the Merger, the Target Shareholders shall become stockholders of the Company through the receipt of the Merger Consideration as determined pursuant to the Exchange Ratio, which shall be 30,000,000 shares of the Common Stock of the Company; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants, and other agreements in connection with the transactions contemplated by this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Agreement, the Parties hereby agree as follows:

Article I
RULES OF CONSTRUCTION

1.1.  Definitions. Certain capitalized terms used in this Agreement have the meanings set forth in the body of this Agreement or in Exhibit A to this Agreement.

1.2.  Mutual Drafting. The Parties are sophisticated and have been represented by counsel who have carefully negotiated the provisions of this Agreement. As a consequence, the Parties do not intend that the presumptions of any Laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied to this Agreement and therefore waive their effects.

1.3.  Interpretation. When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any Law shall be deemed also to refer to all rules and regulations promulgated under the rules, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No summary of this Agreement prepared by any party shall affect the meaning or interpretation of this Agreement. All references in this Agreement to “$” or “dollars” shall refer to United States dollars.

Article II
MERGER

2.1.  Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, the Merger Sub shall be merged with and into the Target (the Target following the Merger is sometimes referred to in this Agreement as the “Surviving Corporation”), the separate existence of the Merger shall cease, and the Target shall survive the Merger. Effective Time of the Merger. As soon as reasonably practicable on the Closing Date, the Company shall cause to be filed with the Colorado Secretary of State a statement of merger (the “Statement of Merger”) in such form as is required by, and executed by the Company. The Merger shall become effective upon the filing of the Statement of Merger with the Colorado Secretary of State or at such later time as is established by the Company and the Target and set forth in the Statement of Merger (the “Effective Time”).

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2.2.  Effects of Merger.

(a)  Governing Documents. At the Effective Time, (i) the Articles of Incorporation of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation, unless and until further amended, and (ii) the Bylaws of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation.

(b)  Directors and Officers.

a) On the Closing Date, OCG may nominate, and the Company agrees to appoint, two persons designated by OCG to the Company’s Board of Directors (the “OCG Designee”). The OCG Designee shall not be subject to any Disqualification Events as defined in Section 4.15.

(c)  Rights and Liabilities. Effective as of, and immediately following, the Effective Time, and subject to the terms and conditions of this Agreement, the Surviving Corporation will possess all properties, rights, privileges, powers, and franchises of the Target and Merger Sub, and all of the claims, obligations, liabilities, debts and duties of the Target and Merger Sub will become the claims, obligations, liabilities, debts and duties of the Surviving Corporation.

(d)  Conversion of Target Capital Stock. Except as provided in Section 2.2(g) and without any action on the part of the Target or the Target Shareholders, each share of the Target’s Common Stock outstanding immediately prior to the Effective Time (other than any Dissenting Share and with any fractional share treated in accordance with Section 2.2(h)) shall be converted into .575 (the “Exchange Ratio”), shares of the Company’s Common Stock (the “Merger Consideration”, subject to adjustment prior to the Effective Time. As of the Effective Time, all such shares of the Target’s Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration.

(e)  Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, each share of the Target’s Common Stock that is issued and outstanding immediately prior to the Effective Time and that is held by Target Shareholders who have not voted in favor of the adoption of this Agreement or consented thereto in writing and who have properly exercised appraisal rights with respect thereto in accordance with, and who have otherwise complied with, C.R.S. §§ 7-113-201 et seq. (each such share, a “Dissenting Share”) will not be converted into the right to receive the Merger Consideration, and holders of such Dissenting Shares will only be entitled to receive payment of the appraised value of such shares in accordance with the provisions of C.R.S. §§ 7-113-201 et seq. Target will give the Company: (i) notice of any demands received by the Target for appraisals of shares of the Target’s Common Stock; and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to such notices and demands. Target will not, except with the prior written consent of the Company, make any payment with respect to any demands for appraisal or settle any such demands.

(f)  Conversion of Merger Sub Capital Stock. At and as of the Effective Time, each share of Merger Sub Common Stock shall be converted into one share of Surviving Corporation Common Stock.

(g)  Cancellation of Treasury Stock. All shares of capital stock of the Target held as treasury stock at the Effective Time shall, by virtue of the Merger, be cancelled and retired without any conversion of the treasury stock and no Company Stock or cash shall be delivered in exchange therefore.

(h)  Fractional Shares. No fractional share of the Company’s Common Stock shall be issued in the Merger. All fractional shares of the Company’s Common Stock held by any Target Shareholders shall be rounded down to the next whole share.

(i)  Options and Warrants.

(i)  Prior to the Closing, the Target’s board of directors shall cause each Option or Warrant that is outstanding immediately prior to the Effective Time, whether vested or unvested, to become fully vested and be cancelled, and, subject to execution by each Option or Warrant holder of an option termination agreement, converted into the right to receive (subject to the terms and conditions of this Agreement and the option termination agreements) a form of consideration in an amount to be determined by the Target’s board of directors, acting in good faith, less the per share exercise price of such Option or Warrant and less any applicable withholding Taxes.

(ii)  [Prior to the Effective Time, the Target and the Target’s board of directors shall adopt any resolutions and take any actions necessary to (1) effectuate the provisions of this Section 2.2(i) and (2) cause the [Target’s Equity Incentive Plan] to terminate at or prior to the Effective Time.]

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(j)  No Further Ownership Rights in Target Stock. All Merger Consideration paid upon the surrender for exchange of certificates evidencing shares of the Target’s stock in accordance with the terms of this Agreement shall be deemed to have been paid in satisfaction of all rights pertaining to such shares of the Target’s stock, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of the Target’s stock which were outstanding immediately prior to the Effective Time.

2.3.  Surrender of Certificates; Payment; Withholding. Following the Effective Time and continuing until payment of all Merger Consideration, each holder of shares of the Target’s Common Stock outstanding immediately prior to the Effective Time shall have the right to surrender for cancellation the certificate or certificates representing such shares to Target. Upon such surrender of such certificate or certificates, the holder shall have the right to receive the Merger Consideration for such shares pursuant to the provisions of Section 2.2(d). To facilitate this process, the Company shall, immediately after the Closing Date, provide to each Target Shareholder a Transmittal Letter instructing such holder how to tender the certificates representing the shares of Target’s Common Stock, the form of which is attached as Exhibit B. If any cash consideration is to be paid to a person other than the person to whom the certificate is registered, it shall be a condition of the payment that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, and that the person requesting such exchange pay any applicable transfer or other taxes required by reason of the transfer. The Company shall accept, in lieu of the surrender of certificates representing shares of the Target’s Common Stock as provided above, affidavits of the holders of any such shares that such certificates were lost, stolen or mutilated, together with such documentation and indemnification from such holders as the Company may reasonably request. Upon delivery of the appropriate documents as provided above, the Company shall pay to the appropriate payee(s) the cash consideration, if applicable, as provided for herein. The Company and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of shares of the Target’s Common Stock such amounts as are required to be deducted or withheld under any provision of federal, local or foreign tax law or under any applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

2.4.  Escheat. Any portion of the Merger Consideration made available to the exchange agent pursuant to Section 2.2(d) that remains unclaimed by a Target Shareholder twenty-four (24) months after the Effective Time shall be returned to the Company, upon demand, and any such holder who has not exchanged shares of Target’s Common Stock for the Merger Consideration in accordance with Section 2.3 prior to that time shall thereafter look only to the Company for and the Company shall remain liable for, payment of the Merger Consideration, and any dividends and distributions with respect thereto, in respect of such shares without any interest thereon. Notwithstanding the foregoing, none of the Company, the exchange agent, or the Surviving Corporation shall be liable to any holder of shares of Target’s Common Stock for any amounts properly paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by any Target Shareholders two years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become, to the extent permitted by applicable Law, the property of the Company free and clear of any claims or interest of any Person previously entitled thereto.

Article III

CLOSING

3.1.  Closing. The closing of the Merger (the “Closing”) shall take place via an electronic medium in which separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, will be delivered by an electronic mail exchange of signature pages immediately after the satisfaction or waiver of the conditions set forth below, unless another date, place, or time is agreed to in writing by the Company and the Target. The date upon which the Closing occurs is referred to in this Agreement as the “Closing Date”. The Closing Date is targeted for March 16, 2020.

3.2.  Conditions to the Target Obligations to Close. The obligations of the Target to effect the Merger are subject to the satisfaction of the following additional conditions, unless waived in writing by the Company:

(a)  Representations and Warranties. The representations and warranties of the Target set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (provided that any such representation and warranty made as of a specific date shall be true and correct as of such specific date), and the Company shall have received a certificate signed by the Chief Executive Officer of the Target to such effect.

(b)  Performance of Obligations. The Target will have performed and complied in all material respects with all of the covenants, obligations, and agreements in this Agreement to be performed and complied with on or before the Closing Date.

(c)  No Litigation. No Litigation will be pending or, to the Target’s knowledge, threatened against or before any Governmental Authority or any arbitrator in which an unfavorable Order would, (i) prevent or materially impair the consummation of the transactions contemplated by this Agreement, or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such Order will be in effect).

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(d)  No Material Adverse Effect(e). No event or condition shall have occurred that would reasonably be expected to have a Target Material Adverse Effect.

(f)  Shareholder Approval. The Merger shall have been approved by a Majority-in-Interest of the Target Shareholders.

(g)  Closing Deliverables. The Target shall have delivered or caused to be delivered to the Company, the following:

(i)  duly executed copies of all Consents contemplated by Schedule 3.2(f)(g);

(ii)  a list containing the name, address, and number of shares of the Target’s Common Stock held by each Target Shareholder as of the Closing, certified by an executive officer of the Target as being true, complete, and correct;

(iii)  copies of a lock up and leak out agreement, duly executed by each of the Target’s officers, insiders, and directors pursuant to which each of such signatories shall be restricted from selling shares of the Company’s Common Stock received as Merger Consideration in the first six months following the Closing; provided that thereafter such holders shall be permitted to sell up to 33% of such shares of the Company’s Common Stock every 4 months;

(iv)  a certificate of good standing (or its equivalent) for the Target, certified by the Secretary of State of Colorado; and

(v)  a certificate of a duly authorized officer of the Target, dated as of the Closing Date, and duly executed by such authorized officer, to the effect that, (A) attached thereto are true and complete copies of all resolutions of the board of directors and the shareholders of the Target authorizing the execution, delivery, and performance of this Agreement, the Transaction Documents, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect, (B) that attached thereto are true and complete copies of the current Articles of Incorporation and Bylaws of the Target and that such Articles of Incorporation and Bylaws are in full force and effect; and (C) each of the conditions specified in Section 3.2(a), Section 3.2(b), Section 3.2(c), and Section 3.2(d), Section 3.2(d) is satisfied in all respects.

3.3.  Conditions to Company’s Obligations to Close. The obligations of the Company to effect the Merger are subject to the satisfaction of the following additional conditions, unless waived in writing by the Target:

(a)  Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (provided that any such representation and warranty made as of a specific date shall be true and correct as of such specific date), and the Target shall have received a certificate signed by the Chief Executive Officer of the Company to such effect

(b)  Performance of Obligations. The Company will have performed and complied in all material respects with all of the covenants, obligations, and agreements in this Agreement to be performed and complied with on or before the Closing Date.

(c)  No Litigation. No Litigation will be pending or, to the Company’s knowledge, threatened against or before any Governmental Authority or any arbitrator in which an unfavorable Order would, (i) prevent or materially impair the consummation of the transactions contemplated by this Agreement, or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such Order will be in effect).

(d)  No Material Adverse Effect. No event or condition shall have occurred that would reasonably be expected to have a Company Material Adverse Effect.

(e)  Stockholder Approval. The Merger shall have been approved by a Majority-in-Interest of the Company stockholders.

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(f)  Directors and Officers Liability Insurance. The Company will provide proof of an appropriate level of Director and Officers Liability Insurance on or before the Closing Date.

(g)  Closing Deliverables. The Company shall have delivered or caused to be delivered to the Target, the following:

(i)  [a certificate of a duly authorized officer of the Company, dated as of the Closing Date, and duly executed by such authorized officer, to the effect that, (A) attached thereto are true and complete copies of all resolutions of the board of directors and the stockholders of the Company authorizing the execution, delivery, and performance of this Agreement, the Transaction Documents, and the other agreements, instruments, and documents required to be delivered in connection with this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect, (B) that attached thereto are true and complete copies of the current Certificate of Incorporation and Bylaws of the Company and that such Certificate of Incorporation and Bylaws are in full force and effect; and (C) each of the conditions specified in Section 3.3(a), Section 3.3(b), Section 3.3(c), Section 3.3(d) and Section 3.3€is satisfied in all respects.

Article IV
REPRESENTATIONS AND WARRANTIES OF THE TARGET

Except as set forth in the Target Schedules (as hereinafter defined) delivered by the Target to the Company, the Target hereby represents and warrants as of the Closing Date, as follows:

4.1.  Organization, Standing, and Power. The Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the full corporate power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in the Target Schedules is a complete and correct copy of the Articles of Incorporation of the Target in effect as of the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Target’s Articles of Incorporation. The Target has taken all actions required by Law, its Articles of Incorporation, or otherwise to authorize the execution and delivery of this Agreement. The Target has full power, authority, and legal capacity and has taken all action required by Law, its Articles of Incorporation, and otherwise to consummate the transactions herein contemplated.

4.2.  No Conflicts; Consents. The execution, delivery and performance of this Agreement and the Transaction Documents to which the Target is a party and the consummation of the transactions contemplated hereby and thereby, do not and will not, (a) violate or result in a breach of or default under the Articles of Incorporation and Bylaws of the Target; (b) violate any Law or Order applicable to or binding upon the Target, or (c) except as set forth in Schedule 4.2, require the consent, notice, or other action by any Person under any material contract to which the Target is a party or any of its properties or other assets is subject. No consent, approval, Permit, Order, declaration or filing with, or notice to any Governmental Authority is required by or with respect to the Target in connection with the execution, delivery, and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, except for the filing of the Statement of Merger with the Colorado Secretary of State.

4.3.  Authorized Shares and Capital. The authorized capital stock of the Target consists, as of the date of this Agreement (unless otherwise noted), of the following:

(a)  100,000,000 shares of Common Stock, par value $0.01 per share, of which 52,219,033 shares are issued and outstanding. All of the issued and outstanding shares of the Target’s Common Stock are duly authorized, validly issued, fully paid, and nonassessable shares of the capital stock of the Target and were issued in material compliance with all applicable federal and state securities Laws.

(b)  10,000,000 shares of Preferred Stock, par value $0.01, of which 0 shares are issued and outstanding.

(c)  Except as set forth in Schedule 4.3(c), no Person has any preemptive right, options, warrants, conversion privileges or rights (including to rights of first refusal or similar rights), orally or in writing, to purchase or acquire any securities from the Target, including any shares of the Target’s Common Stock, Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of the Target’s Common Stock or Preferred Stock.

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4.4.  Financial Statements.

(a)  The Target has previously provided the Company with the unaudited balance sheets of the Target and its Subsidiaries as of December 31, 2019 and the related statement of operations for the period then ended.

(b)  All such financial statements have been prepared in accordance with GAAP consistently applied throughout the period involved. The Target balance sheet is true and accurate and presents fairly as of its date the financial condition of the Target. As of the date of such balance sheet, except as and to the extent reflected or reserved against therein, the Target had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheet prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of the Target, in accordance with GAAP. The statements of operations reflect fairly the information required to be set forth therein by GAAP.

(c)  The Target has duly and punctually paid all fees and taxation which it has become liable to pay to any Governmental Authority and has duly allowed for all taxation reasonably foreseeable and is under no liability to pay any penalty or interest in connection with any claim for fees or taxation owed to any Governmental Authority and the Target has made any and all proper declarations and returns for taxation purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all fees and taxation owed to any Governmental Authority.

(d)  The books and records, financial and otherwise, of the Target are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(e)  All of the Target’s assets are reflected in its financial statements, and, except as set forth in the Target Schedules or the financial statements of the Target or the notes thereto, the Target has no material liabilities, direct or indirect, matured or un-matured, contingent or otherwise.

4.5.  Subsidiaries and Predecessor Corporations. Except as set forth on Schedule 4.5, the Target does not have any Subsidiaries, and does not own, beneficially or of record, any shares of any other corporation. For purposes hereinafter, the term “Target” shall include the Subsidiaries.

4.6.  Information. The information concerning the Target set forth in this Agreement and the Target Schedules is complete and accurate in all material respects and does not contain any untrue statements of material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Target has fully disclosed in writing to the Company (through this Agreement or the Target Schedules) all information relating to matters involving the Target or its assets or its present or past operations or activities which either alone or in aggregation with other information covered by this Section 4.6, otherwise have led or may lead to a Target Material Adverse Effect, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation, and securities matters and transactions with Affiliates.

4.7.  Options or Warrants. Except as set forth in Schedule 4.3(c), there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued capital stock of the Target.

4.8.  Absence of Certain Changes or Events. Since December 31, 2019 or such other date as provided herein:

(a)  there has not been any Target Material Adverse Effect to the business, operations, properties, assets, or condition (financial or otherwise) of the Target;

(b)  the Target has not incurred any liabilities except as set forth in the Disclosure Schedules (contingent or otherwise) that have not been repaid other than (i) trade payables and accrued expenses incurred in the Ordinary Course of Business consistent with past practice, and (ii) liabilities not required to be reflected in the Target’s financial statements pursuant to GAAP;

(c)  the Target has not (i) amended its Articles of Incorporation since June 5, 2018, (ii) declared or made or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares, (iii) made any material change in its method of management, operation, or accounting, (iv) entered into any other material transaction other than sales in the Ordinary Course of Business, or (v) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

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(d)  except as set forth in Schedule 4.3(c), the Target has not (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the Ordinary Course of Business, (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights or canceled, or agreed to cancel, any debts or claims, or (iv) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except in connection with this Agreement.

4.9.  Litigation and Proceedings. Except as set forth in Schedule 4.9, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Target after reasonable investigation, threatened by or against the Target or affecting the Target or its properties, at law or in equity, before any court, other Governmental Authority, or arbitrator of any kind. The Target does not have any knowledge of any material default on its part with respect to any judgement, order, injunction, decree, award, rule, or regulation of any court, Governmental Authority, or arbitrator or of any circumstances which, after reasonable investigation, would result in discovery of such default.

4.10.  Contracts.

(a)  All “material” contracts, agreements, franchises, license agreements, debt instruments, or other commitments which the Target is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the Ordinary Course of Business have been previously disclosed to the Company. A “material” contract, agreement, franchise, license agreement, debt instrument, or commitment is one which, (i) will remain in effect for more than six (6) months after the date of this Agreement, or (ii) involves aggregate obligations of at least $25,000.

(b)  All contracts, agreements, franchises, license agreements, and other commitments to which the Target is a party or by which its properties are bound and which are material to the operations of the Target taken as a whole are valid and enforceable by the Target in all respects, except as limited by bankruptcy and insolvency Laws and by other Laws affecting the rights of creditors generally.

(c)  Except as previously disclosed to the Company or reflected in the most recent Target balance sheet, the Target is not a party to any oral or written, (i) contract for the employment of any officer or employee, (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit, or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation, (v) collective bargaining agreement, or (vi) agreement with any present or former officer or director of Target.

4.11.  Compliance with Laws and Regulations. To the knowledge of the Target and except with respect to United States federal cannabis Laws, the Target has complied with all applicable statutes and regulations of any Governmental Authority, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of the Target or except to the extent that noncompliance would not result in the occurrence of any material liability for the Target.

4.12.  Intellectual Property. The Target has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses, and other intellectual property rights and similar rights as necessary or required for use in connection with their respective businesses and which the failure to could have a Target Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Target has not received notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. The Target has not received, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Target Material Adverse Effect. To the knowledge of the Target, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Target has taken reasonable security measures to protect the secrecy, confidentiality, and value of all of its intellectual property, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Target Material Adverse Effect.

4.13.  Approval of Agreement; Valid Obligation. This Agreement has been duly and validly authorized and executed and delivered on behalf of the Target and this Agreement constitutes a valid and binding agreement of the Target enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceedings therefore may be brought.

4.14.  Accredited Investor Status. Except as set forth on Schedule 4.14, each of the Target Shareholders is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

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4.15.  No “Bad Actor” Disqualification. The Target has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Target’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Target has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Target; any predecessor or Affiliate of the Target; any director, executive officer, other officer participating in the Merger Consideration, general partner or managing member of the Target; any beneficial owner of 20% or more of the Target’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Target in any capacity at the time of the Merger; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the Merger (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the Merger or any general partner or managing member of any Solicitor.

4.16.  No Brokers or Finders. The Target has not retained, employed or used any agent, finder, broker, or other Person in any manner that could result in the Company, or any Person representing the Company, being liable for any fee or commission in the nature of a finder’s fee or originator’s fee in connection with the subject matter of this Agreement or any of the documents contemplated by this Agreement.

4.17.  No Other Representations4.18.. Except for the representations and warranties expressly made by the Target in this Article IV, neither the Target nor any other Person makes any express or implied representation or warranty on behalf of or with respect to the Target, including any representation or warranty as to the accuracy or completeness of any information regarding the Target furnished or made available to the Company and their representatives (including any information, documents or material made available in the data room, management presentations or in any other form in expectation of the transactions contemplated hereby) or as to the future revenue, profitability or success of the Target, or any representation or warranty arising from statute or otherwise in Law.

Article V
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the Company Schedules (as hereinafter defined) delivered by the Company to the Target, the Company hereby represents and warrants to the Target as of the Closing Date, as follows:

5.1.  Organization, Standing, and Power. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the full corporate power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Included in Schedule 5.1 of the Company Schedules are complete and correct copies of the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Company’s Certificate of Incorporation or Bylaws. The Company has taken all action required by Law, its Certificate of Incorporation, Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by Law, its Certificate of Incorporation, Bylaws, or otherwise to consummate the transactions herein contemplated.

5.2.  No Conflict; Consents. The execution, delivery and performance of this Agreement and the Transaction Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby, do not and will not, (a) violate or result in a breach of or default under the Certificate of Incorporation and Bylaws of the Company; (b) violate any Law or Order applicable to or binding upon the Company, or (c) except as set forth in Schedule 5.2, require the consent, notice, or other action by any Person under any material contract to which the Company is a party or any of its properties or other assets is subject. No consent, approval, Permit, Order, declaration or filing with, or notice to any Governmental Authority is required by or with respect to the Company in connection with the execution, delivery, and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, except for the filing of the Statement of Merger with the Colorado Secretary of State and and filings required to be made with the Securities and Exchange Commission.

5.3.  Authorized Shares and Capital. The authorized capital stock of the Company consists, as of the date of this Agreement (unless otherwise noted) of the following:

(a)  2,000,000,000 shares of Common Stock, par value $0.0001 per share, of which 63,652,620 shares are issued and outstanding. All of the issued and outstanding shares of the Company’s Common Stock are duly authorized, validly issued, fully paid, and nonassessable shares of the capital stock of the Target and were issued in material compliance with all applicable federal and state securities Laws.

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(b)  Except as set forth in Schedule 5.3(b), no Person has any preemptive right, options, warrants, conversion privileges or rights (including to rights of first refusal or similar rights), orally or in writing, to purchase or acquire any securities from the Company, including any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for shares of the Company’s Common Stock.

5.4.  Financial Statements.

(a)  The Company has previously provided the Target with the unaudited balance sheets of the Company and its Subsidiaries as of December 31, 2019 and the related statement of operations for the period then ended.

(b)  All such financial statements have been prepared in accordance with GAAP consistently applied throughout the period involved. The Company balance sheet is true and accurate and presents fairly as of its date the financial condition of the Company. As of the date of such balance sheet, except as and to the extent reflected or reserved against therein, the Company had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheet prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of the Company, in accordance with GAAP. The statements of operations reflect fairly the information required to be set forth therein by GAAP.

(c)  The Company has duly and punctually paid all fees and taxation which it has become liable to pay to any Governmental Authority and has duly allowed for all taxation reasonably foreseeable and is under no liability to pay any penalty or interest in connection with any claim for fees or taxation owed to any Governmental Authority and the Company has made any and all proper declarations and returns for taxation purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all fees and taxation owed to any Governmental Authority, other items that are listed in the Disclosure Schedules

(d)  The books and records, financial and otherwise, of the Company are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

5.5.  Subsidiaries and Predecessor Corporations. The Company does not have any predecessor corporation(s), Subsidiaries, and do not own, beneficially or of record, any shares of any other corporation, except as disclosed in an SEC Report (as hereinafter defined).

5.6.  SEC Reports. The Company has filed all reports required to be filed by it under the Securities Act and the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, all reports required pursuant to Section 13(a) and Section 15(d) of the Exchange Act (the “SEC Reports”).

5.7.  Information. The information concerning the Company in this Agreement and the Company Schedules is complete and accurate in all material respects and does not contain any untrue statements of material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, the Company has fully disclosed in writing (through this Agreement or the Company Schedules) all information relating to matters involving the Company or its assets or its present or past operations or activities which, (i) have led or may lead to a competitive disadvantage on the part of the Company, or (ii) either alone or in aggregation with other information covered by this Section 5.7, otherwise have led or may lead to a Company Material Adverse Effect, its assets, or its operations or activities as presently conducted or as contemplated to be conducted after the Closing Date, including, but not limited to, information relating to governmental, employee, environmental, litigation and securities matters and transactions with Affiliates.

5.8.  Options or Warrants. Except as disclosed in an SEC Report, there are no options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by the Company relating to the issued or unissued capital stock of the Company (including rights the value of which is determined with reference to the capital stock or other securities of the Company) or obligating the Company to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of the Common Stock of the Company or to pay any dividend or make any other distribution in respect thereof or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person except as disclosed in an SEC Report.

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5.9.  Absence of Certain Changes or Events. Since September 30, 2019 and except as disclosed in an SEC Report:

(a)  there has not been, (i) any Company Material Adverse Effect to the business, operations, properties, assets, or condition of the Company, or (ii) any damage, destruction, or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of the Company;

(b)  the Company has not, (i) amended its Certificate of Incorporation or Bylaws except as required by this Agreement, (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock, (iii) waived any rights of value which in the aggregate are outside of the Ordinary Course of Business or material considering the business of the Company, (iv) made any material change in its method of management, operation, or accounting, (v) entered into any transactions or agreements other than in the Ordinary Course of Business, (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee, (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000, or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c)  the Company has not, (i) granted or agreed to grant any option, warrant, or other right for its stock, bonds, or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the Ordinary Course of Business, (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on its most recent balance sheet, current liabilities incurred since that date in the Ordinary Course of Business, and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby, (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000), (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company, or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d)  to its knowledge, the Company has not become subject to any Law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of the Company.

5.10.  Litigation and Proceedings. Except as set forth in Schedule 5.10, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened by or against the Company or affecting the Company or its properties, at Law or in equity, before any court, Governmental Authority, or any arbitrator except as disclosed in the Company Schedules. The Company has no knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree, award, rule, or regulation of any court, Governmental Authority, or arbitrator or any circumstance which, after reasonable investigation, would result in the discovery of such default.

5.11.  No Conflict with Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate, or modify the terms of any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or to which any of its assets, properties, or operations are subject.

5.12.  Compliance with Laws and Regulations. Except with respect to U.S. federal cannabis Laws, the Company has complied with all Laws applicable to the Company and the operation of its business. This includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

5.13.  Approval of Agreement. The board of directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

5.14.  Valid Obligation. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

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5.15.  OTC Marketplace Quotation. The Common Stock of the Company is quoted on the OTC Pink tier of the OTC Markets under the symbol “INLB”. There is no action or proceeding pending or, to the Company’s knowledge, threatened against the Company by The Financial Industry Regulatory Authority, Inc. with respect to any intention by such entity to prohibit or terminate the quotation of the Company’s Common Stock on the OTC Pink.

5.16.  Interim Operations of Merger Sub.5.17. Merger Sub was formed by the Company solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement. Merger Sub has no liabilities and, except for an agreement pursuant to which all of its authorized capital stock was issued to the Company, is not a party to any agreement other than this Agreement and agreements with respect to the appointment of registered agents and similar matters.

5.18.  No Brokers or Finders. The Company has not retained, employed or used any agent, finder, broker, or other Person in any manner which could result in any Person being liable for any fee or commission in the nature of a finder’s fee or originator’s fee in connection with the subject matter of this Agreement or any of the documents contemplated by this Agreement.

5.19.  Independent Investigation. The Company has conducted their own independent investigation, review, and analysis of the business, results of operations, prospects, condition (financial or otherwise), or assets of the Target, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Target Shareholders and the Target for such purpose. The Company acknowledges and agrees that (i) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, the Company has relied solely upon their own investigation and the express representations and warranties of the Target set forth in Article IV (including the related portions of the Disclosure Schedules).

Article VI
Covenants

6.1.  Commercially Reasonable Efforts to Close. From the date of this Agreement until the Closing Date and subject to the terms and conditions of this Agreement, the Parties shall use commercially reasonable efforts to take all actions and do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including the satisfaction, but not waiver, of the conditions to Closing set forth in Article III).

6.2.  Conduct of Business Prior to the Closing. From the date of this Agreement until the earlier of the termination of this Agreement pursuant to its terms or the Closing, except as otherwise expressly contemplated by this Agreement or approved in writing by the other Parties (which approval shall not be unreasonably withheld, delayed, or conditioned), each of the Company and the Target shall:

(a)  preserve and maintain its Permits;

(b)  pay its debts, Taxes, and other obligations when due;

(c)  carry on its business in the usual, regular, and ordinary course, in substantially the same manner as previously conducted and in compliance in all material respects with all applicable Laws;

(d)  maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(e)  maintain in full force and effect insurance comparable in amount and in scope of coverage that it currently maintains;

(f)  perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(g)  use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers;

(h)  maintain its books and records in accordance with past practice;

(i)  not make any changes to its Articles of Incorporation or Bylaws (with respect to the Target) or its Certificate of Incorporation or Bylaws (with respect to the Company) except as permitted or required by this Agreement;

(j)  not take or permit any action that would cause any of the changes, events, or conditions described in Section 4.8 (with respect to the Target) or Section 5.9 (with respect to the Company) to occur;

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(k)  not enter into or amend any contract, agreement, or other instrument of any type described, except that a party may enter into or amend any contract, agreement, or other instrument in the Ordinary Course of Business involving the sale of goods or services;

6.3.  Notice of Certain Events.

(a)  The Company will give prompt notice to the Target of any event, occurrence, or development causing, or which would be reasonably expected to cause, (i) a material breach or inaccuracy of any of the representations and warranties in Article V, (ii) any breach or nonperformance of or noncompliance with any covenant, obligation, or agreement of the Company in this Agreement or any of the Transaction Documents, (iii) the failure of any condition set forth in Section 3.3, or (iv) any material damage to or loss or destruction of any properties or assets owned or leased by the Company (whether or not insured).

(b)  The Target will give prompt notice to the Company of any event, occurrence, or development causing, or which would be reasonably expected to cause, (i) a material breach or inaccuracy of any of the representations and warranties in Article IV, (ii) any breach or nonperformance of or noncompliance with any covenant, obligation, or agreement of the Target in this Agreement or any of the Transaction Documents, (iii) the failure of any condition set forth in Section 3.2, or (iv) any material damage to or loss or destruction of any properties or assets owned or leased by the Target (whether or not insured).

6.4.  Indemnification of Directors and Officers of Target. In addition to any rights that the directors or officers of the Target may have under separate indemnification agreements with the Target, from and after the Effective Time, the Company will cause the Surviving Corporation to fulfill and honor in all respects the obligations of the Target pursuant to any indemnification provision and any exculpation provision in effect on the date hereof. The Articles of Incorporation and Bylaws of the Surviving Corporation shall contain provisions with respect to indemnification and exculpation from liability substantially similar to those set forth in the Target’s Articles of Incorporation and Bylaws on the date of this Agreement ,and during the period commencing at the Effective Time and ending on the sixth (6) anniversary of the Effective Time, such provisions shall not be amended, repealed, or otherwise modified in any manner that would adversely affect the rights thereunder of any Person who was an officer or director of the Target at or prior to the Effective Time.

6.5.  Financing. Upon execution of this Agreement, the Company shall commence a financing under Rule 506 of Regulation D to raise at least $2,000,000, the funds from such financing to be used for general corporate purposes of the Company, including the operations Surviving Corporation.

6.6.  Attorney-Client Privilege. The attorney-client privilege of the Target related to the Merger shall be deemed to be the right of the Target Shareholders, and not that of the Surviving Corporation, following the Closing. Neither the Company nor the Surviving Corporation shall have a right to access attorney-client privileged material related to the Merger following the Closing.

6.7.  Access to Information. From the date hereof until the Closing, the Target and the Company, respectively, will each afford the other Party and its representatives, (i) full and free access to and the right to inspect all of its real property, properties, assets, premises, books and records, contracts, and other documents and data, (ii) furnish such requesting Party with financial, operating, and other data and information reasonably requested, and (iii) instruct its representatives to cooperate with the requesting party. Any investigation pursuant to this Section 6.7 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company or the Target, respectively. No investigation or other information received by the Company or the Target shall operate as a waiver or otherwise affect any representation, warranty, or agreement given or made by either Party under this Agreement.

6.8.  Public Announcements. Unless otherwise required by applicable Law and the SEC such as required 8k filings (based upon the reasonable advice of counsel), no Party shall make any public announcements with respect to this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other Party (which consent shall not be unreasonably withheld or delayed), and the Parties shall cooperate as to the timing and contents of any such announcement.

6.9. Confidentiality 6.10. The Company and the Target will treat and hold as such all of the Confidential Information and refrain from using any of the Confidential Information (except in connection with performance under this Agreement and the transactions contemplated hereby). If the Company or the Target is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information following the Closing, such Party will, to the extent allowed by Law, notify the disclosing Party hereunder promptly of the request or requirement so that the disclosing Party may seek an appropriate protective order or waive compliance with the provisions of this Section 6.9. If such protective order is not obtained, or if and to the extent the disclosing Party waives such prohibition, such disclosing Party may make such disclosure that, in the reasonable opinion of such disclosing Party’s counsel, is legally required to be disclosed. Notwithstanding anything herein to the contrary, each Party to this Agreement (and each employee, representative, and other agent of such Party) may disclose to any and all Persons, without limitation, this Agreement and the transactions contemplated hereby for Tax reporting, legal advice, and other similar purposes

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6.11.  Further Assurances. Before and after the Closing each of the Parties hereto shall, and shall cause their respective Affiliates and representatives to, execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and any other Transaction Document.

Article VII
TERMINATION

7.1.  Termination of Agreement. This Agreement may be terminated at any time prior to the Closing as follows:

(a)  by the mutual written consent of the Company and the Target (on behalf of the Target and all Target Shareholders) at any time prior to the Effective Time;

(b)  by the Target (on behalf of the Target and all Target Shareholders) giving written notice to the Company, in the event the Company shall have breached or failed to perform in any material respects any of its representations, warranties, or agreements contained in this Agreement, which breach or failure to perform, (i) would result in a failure of a condition set forth in Section 3.3; and (ii) has not or cannot be cured within thirty (30) days; provided that the Target is not then in material breach of this Agreement;

(c)  by the Company giving written notice to the Target, in the event the Target shall have breached or failed to perform in any material respects any of its representations, warranties, or agreements contained in this Agreement, which breach or failure to perform, (i) would result in a failure of a condition set forth in Section 3.2; and (ii) has not or cannot be cured within thirty (30) days; provided that the Company is not then in material breach of this Agreement;

(d)  by either the Company or the Target (on behalf of the Target and all Target Shareholders) if the Merger shall not have been consummated by June 30, 2020; provided the right to terminate this Agreement under this Section 7.1 shall not be available to a Party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to close before such date.

7.2.  Effect of Termination of Agreement. In the event of termination of this Agreement pursuant to Section 7.1, this Agreement shall terminate (except for the provisions of Section 6.8, Section 6.9, Section 7.2, and Article IX) and there shall be no other liability on the part of the Target, , or the Company to any other Party except for liability arising out of actual fraud or an intentional breach of this Agreement, in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity. Nothing contained in this Agreement shall prevent any Party from electing not to exercise any right it may have to terminate this Agreement and, instead, seeking any remedies, including equitable relief (including specific performance), to which it would otherwise be entitled in the event of breach of any other Party hereto.

(a)  In the event of termination of this Agreement pursuant to Section 7.1, the Target shall repay any third party bridge loan amount with collateral from the Company listed on the Disclosure Schedule within ten (10) business days after termination.

Article VIII
INDEMNIFICATION

8.1.  Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein shall survive the Closing Date until the date that is twelve (12) months after the Closing Date, and then shall expire and be of no further force or effect; provided, however, that the representations and warranties made in Section 4.1 (Organization, Standing, and Power), Section 4.2 (No Conflicts; Consents), Section 4.3 (Authorized Shares and Capital), Section 4.16 (No Brokers or Finders), Section 5.1 (Organization, Standing, and Power), Section 5.2 (No Conflict; Consents), Section 5.3 (Authorized Shares and Capital), Section 5.18 (No Brokers or Finders) (collectively, the “Fundamental Representations”) shall survive the Closing Date until the date that is twenty-four (24) months after the Closing Date. None of the covenants or other agreements contained in this Agreement shall survive the Closing Date, other than those which by their terms contemplate performance after the Closing Date, which covenants or other agreements will survive the Closing for the period contemplated by its terms. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity in a Claim Certificate delivered by a Claiming Party to the Indemnifying Party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved pursuant to this Agreement.

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8.2.  Indemnification by the Target. Subject to the limitations set forth in this Agreement, from and after the Closing, the Target shall indemnify, defend and hold harmless the Company and the Surviving Corporation and each of their directors, officers, partners, members, managers, employees and stockholders (collectively, the “Company Indemnified Parties”) from and against any and all damages, losses, deficiencies, actions, judgments, costs, expenses, debts, penalties, fines, liabilities and obligations (including reasonable attorneys’ fees and expenses) (collectively, “Damages”) actually sustained by any of the Company Indemnified Parties resulting from, arising out of or incurred by any of the Company Indemnified Parties in connection with:

(a)  any breach of any warranty or representation made by the Target in this Agreement; or

(b)  any breach or non-fulfillment of any covenant or agreement of the Target set forth in this Agreement.

8.3.  Indemnification by the Company. Subject to the limitations set forth in this Agreement, from and after the Closing, the Company shall indemnify, defend and hold harmless each of the Target and the Target Shareholders and their Affiliates and each of their directors, officers, partners, members, managers, employees and stockholders (collectively, the “Target Indemnified Parties”) from and against any and all Damages actually sustained by any of the Target Indemnified Parties resulting from, arising out of or incurred by any of the Target Indemnified Parties in connection with:

(a)  any breach of any warranty or representation made by the Company in this Agreement; or

(b)  any breach or non-fulfillment of any covenant or agreement of the Company set forth in this Agreement.

8.4.  Limitation on Indemnification. Notwithstanding anything to the contrary contained in this Agreement:

(a)  None of the Company or Target Indemnified Parties shall be entitled to indemnification pursuant to this Article VIII for any Damages unless and until the aggregate amount of such Damages suffered, sustained or incurred by all of the Company or Target Indemnified Parties that would otherwise be indemnifiable exceeds two hundred thousand dollars ($200,000) (the “Deductible”), at which point the obligations to provide indemnification to the Company Indemnified Parties shall be for the aggregate amount of such Damages that are in excess of the Deductible.

(b)  The maximum aggregate amount of indemnifiable Damages which may be recovered for indemnification pursuant to Section 8.2 shall be an amount equal to three million dollars ($3,000,000) (the “Cap”); provided, however, the Cap shall not apply to claims or Damages: (i) resulting from a breach of any of the Fundamental Representations, or (ii) in the case of any actual fraud.

(c)  Notwithstanding anything to the contrary elsewhere in this Agreement, no Party shall, in any event, be liable to any other Party pursuant to this Article VIII for any unforeseeable, exemplary, punitive, consequential, special or indirect Damages, including loss of future revenue or income, loss of business reputation or opportunity or diminution of value or any Damages based on any type of multiple, except to the extent such Damages are paid to any third party in connection with a Claim.

(d)  The amount of any indemnification payment required to be made under this Article VIII shall be reduced by the amount of any Tax Benefit available with respect to the Damages for which such indemnification payment is required.

8.5.  Procedure Relative to Indemnification.

(a)  The Person making a claim under this Article VIII is referred to as the “Claiming Party”, and the Person against whom such claims are asserted under this Article VIII is referred to as the “Indemnifying Party”.

(b)  In the event that any Claiming Party shall claim (a “Claim”) that it is entitled to be indemnified pursuant to the terms of this Article VIII, it shall so notify the Indemnifying Party in writing promptly after discovery of the facts supporting such Claim. Such notice shall specify with reasonable specificity and detail each individual item of Damage, to the extent known, included in the amount so stated, the date such item was incurred, the basis of any anticipated liability and the nature of the breach of representation, warranty, covenant or agreement to which each such item is related and the computation of the amount to which the Claiming Party claims to be entitled to under this Agreement (if determinable). The failure to give such prompt notification shall not affect the indemnification provided under this Agreement except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure.

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(c)  The Indemnifying Party may, upon receipt of written notice of a Claim and at its expense, take control of the defense and investigation of such lawsuit or action (with counsel selected by the Indemnifying Party) in its own name or, if necessary, in the name of the Claiming Party; provided that, the Indemnifying Party shall not be entitled to assume control of the defense: (A) if the Claim relates to or arises in connection with any criminal proceeding, indictment or allegation or any governmental proceeding; or (B) unless the Indemnifying Party can demonstrate to the Claiming Party that the Indemnifying Party can pay in full its indemnification obligation under this Agreement if an adverse Claim is rendered. The Claiming Party shall have the right, at its expense, to participate in the defense. The Claiming Party and the Indemnifying Party will cooperate with each other and make reasonably available to each other such assistance, employees and materials as may be reasonably requested by the other. The Indemnifying Party shall have the right to settle and compromise such Claim only with the prior written consent of the Claiming Party (which consent will not be unreasonably withheld, delayed or conditioned); provided, however, that such consent shall not be required if the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and does not constitute an admission of guilt or civil liability of the Claiming Party. After the Indemnifying Party assumes the defense of a Claim, the Indemnifying Party will not, as long as it diligently conducts such defense, be liable to the Claiming Party for any fees or expenses of other counsel with respect to the defense of such claim.

(d)  If the Indemnifying Party fails to assume the defense under Section 8.5(c) within ten (10) days after receipt of written notice of a Claim, or shall notify the Claiming Party that it refuses to conduct a defense against a Claim, then the Claiming Party shall (upon delivering notice to such effect to the Indemnifying Party) have the right to conduct a defense against such Claim and shall have the right to settle and compromise such Claim; provided that any such settlement or compromise of such Claim shall not be determinative of the amount of Damages. Legal expenses incurred by the Claiming Party to file an answer or other required response that is due before the Indemnifying Party must answer the notice of Claim will be an indemnifiable expense except to the extent caused by the delay of the Claiming Party. The Party undertaking the defense, compromise or settlement of the Claim will keep the other Party reasonably informed of the progress of any such defense, compromise or settlement (with any such compromise or settlement subject to the provisions of this Section 8.5). Nothing in this Section 8.5 will limit the Indemnifying Party’s right to assert that the Claiming Party is not entitled to indemnification under this Agreement.

8.6.  Exclusive Remedies. The sole and exclusive remedies at Law or in equity of a Claiming Party for Damages or claims of any nature for any matters relating to or arising from this Agreement and the Transaction Documents, and any schedule, certificate, instrument, agreement or document delivered pursuant to this Agreement or to the Transaction Documents or otherwise related to the transaction contemplated in this Agreement or the Transaction Documents shall be the rights to indemnification set forth in this Article VIII, as provided in this Agreement; provided that the provisions of this Section 8.6 shall not apply in the case of fraud and shall not restrict the right of any Party to seek specific performance or equity remedies in connection with any breach of any of the covenants set forth in this Agreement.

Article IX
MISCELLANEOUS

9.1.  Expenses. Except as otherwise provided in this Agreement, each Party shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated by this Agreement. If any action or proceeding for the enforcement of this Agreement is brought with respect to or because of a dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that proceeding, in addition to any other relief to which it may be entitled, at all levels of proceedings.

9.2.  Entire Agreement. This Agreement and the Transaction Documents together constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior arrangements or understandings with respect to the subject matter hereof, written or oral. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, any exhibits, and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statement in the body of this Agreement will control.

9.3.  Amendments and Modification. This Agreement may only be amended, modified, or supplement by upon the prior written consent of all Parties.

9.4.  Waivers. The failure of any Party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right of such Party at a later time to enforce the same or any other provision of this Agreement. No claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Parties. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

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9.5.  Assignment. Except as expressly contemplated by this Agreement, neither this Agreement nor any of the rights, interests, or obligations under this Agreement shall be assigned by any Party to this Agreement (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

9.6.  Notices. All notices or other communications which are required or permitted under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by email (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the fifth day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 9.6):

If to the Target:	OCG, Inc. Attention: Christian Hageseth, CEO 100 Garfield Street, Suite 400 Denver, Colorado 80206
Copy to Counsel (which shall not constitute notice):	Dorsey & Whitney LLP Attention: Michael Weiner, Partner David Mangum, Partner 1400 Wewatta Street, Suite 400 Denver, Colorado 80202 Mangum.David@dorsey.com Weiner.michael@dorsey.com
If to the Company:	Item 9 Labs Corp. Attention: Andrew Bowden, CEO 2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004
Copy to Counsel (which shall not constitute notice):	Horwitz +Armstrong, A Prof Law Corp. Attn: Jessica M. Lockett, Esq. 14 Orchard Suite 200 Lake Forest, CA 92630

Any counsel designated by a Party above, or such counsel designated by notice to the other Parties, is hereby authorized to give notices under this Agreement on behalf of its client.

9.7.  Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without reference to any of its conflict of law principles.

9.8.  Consent to Jurisdiction; Waiver of Jury Trial.

(a)  Any Litigation arising out of or relating to this Agreement or any transaction contemplated by this Agreement shall be brought, tried and determined exclusively in the state courts of the State of Delaware and any state appellate court therefrom within the State of Delaware. Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of each such court in any such Litigation, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of such Litigation shall be heard and determined only in any such court and agrees not to bring any Litigation arising out of or relating to this Agreement or any transaction contemplated by this Agreement in any other court.

(b)  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

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9.9.  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.10.  Captions. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

9.11.  Severability. Any term or provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

9.12.  Further Assurances. The Parties shall cooperate reasonably with each other in connection with any steps required to be taken as part of their respective obligations under this Agreement and shall (a) furnish upon request to each other such further information, (b) execute and deliver to each other such other documents, and (c) do such other acts and things, all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement and the transactions contemplated by this Agreement.

9.13.  No Third Party Beneficiaries. Except with respect to the Claiming Parties, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, to create any agreement of employment with any Person or to otherwise create any third-party beneficiary to this Agreement.

(Signature Page(s) to Follow)

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

ITEM 9 LABS CORP.

By: /s/  Andrew Bowden

Name: Andrew Bowden

Title: Chief Executive Officer

[MERGER SUB]

By: /s/  Andrew Bowden

Name: Andrew Bowden

Title: Chief Executive Officer

OCG, INC.

By: /s/  John Darwin

Name: John Darwin

Title: President

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EXHIBIT A

Certain Definitions

For purposes of this Agreement (including this Exhibit A):

“Affiliate” of a Person means any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of such other Person, whether through the ownership of voting securities, by Contract or otherwise.

“Business Days” means a day other than a Saturday, Sunday or other day on which banks located in Denver, Colorado are authorized or required by Law to close.

“Company Material Adverse Effect” means a material adverse effect on the business, financial condition or results of operations of the Company, other than any effect relating to (i) the economy in general in the United States or any state or locality in which the Company conducts business or in the industry sector in which the Company operates, (ii) United States or global financial or securities markets or conditions or any act of terrorism, similar calamity or war (whether or not declared) or any escalation or worsening of any of the foregoing, (iii) changes in Law or regulations or the interpretation or reinterpretation, or enforcement thereof or in GAAP, or in any interpretations or reinterpretation thereof, (iv) the execution and delivery of this Agreement or announcement of the transactions contemplated hereby (including the Merger) or the identity, business or operations of the Target or its Subsidiaries or any facts or circumstances relating to the Target or its Subsidiaries, including in each case the loss of customers, suppliers or vendors of the Company, (v) any failure, in and of itself, by the Company to meet any projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the foregoing shall not preclude the Target from asserting that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (vi) any litigation arising from allegations of a breach of fiduciary duty or violation of applicable Law relating to this Agreement or the Merger or the other transactions contemplated hereby, (vii) any action taken by the Company with the Target’s consent or from compliance by the Company with the terms of, or the taking of any action contemplated or permitted by, this Agreement, or (viii) any matters referenced in the Disclosure Schedule.

“Company Stock” means all capital stock of the Company.

“Confidential Information” means information regarding (i) the terms of the transactions contemplated under this Agreement and the Transaction Documents, (ii) any information with respect to the business of the Target that the Target has treated as proprietary and that it does not in the Ordinary Course of Business disclose to any Person outside the Target concerning the businesses and affairs of the Target, and (iii) any confidential information regarding the Company or its business, in each case excluding any information that (a) is in the public domain at the time of disclosure, (b) is published or otherwise comes into the public domain after its disclosure through no violation of this Agreement, (c) is disclosed to the recipient by a third party not under an obligation of confidence, or (d) is already known by the recipient at the time of its disclosure as evidenced by written documentation of the recipient existing prior to such disclosure.

46

“Consents” means any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.

“Contract” means any agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, restriction, understanding or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person.

“Exhibits” means the Exhibits so marked, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference in this Agreement and made a part of this Agreement, and may be referred to in this Agreement and any other related instrument or document.

“GAAP” means generally accepted accounting principles.

“Governmental Authority” means any foreign, federal, state, local or other governmental, quasi-governmental, administrative, regulating or self-regulating authority, bureau or agency or any court, tribunal, administrative hearing body or any other similar dispute resolving panel or body, including any Regulatory Authority.

“Law” means all foreign and domestic laws (including common laws), statutes, rules, regulations, directives, guidelines, ordinances, codes, judgments, orders, writs, injunctions, decrees, determinations, awards or other requirements of any Governmental Authority applicable to a Person or its assets, capital stock or other securities, Liabilities or business.

“Litigation” means any action, suit, arbitration, cause of action, claim, complaint, criminal prosecution, demand letter, governmental or other examination or investigation, hearing, inquiry, administrative or other proceeding, or notice by or before a Governmental Authority.

“Majority-in-Interest” means a group of stockholders or shareholders, as the case may be, whose aggregate holdings of a corporation’s common stock exceeds fifty percent (50%) of the total outstanding shares of the common stock of such company.

“Option” means any option to purchase the Company’s and/or Target’s Common Stock still outstanding as of immediately prior to the Effective Time.

“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi- judicial decision or award, ruling, or writ of any Governmental Authority.

“Ordinary Course of Business” means, with respect to a Party, the ordinary course of business of such Party consistent with past custom and practice (including with respect to quantity and frequency).

“Permit” means any federal, state, local, and foreign approval, authorization, certificate, easement, filing, registration, franchise, license, notice, permit, or right of any Governmental Authority to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities or other ownership interests, assets or business.

“Person” means a natural person or any legal, commercial or governmental entity, including a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association or other entity or organization.

“Pre-Closing Tax Period” means all taxable periods ending on or before the Closing Date and the portion through the end of the Closing Date for any Straddle Period.

“Preferred Stock” means the Company’s and/or Target’s Series A Preferred Stock.

“Regulatory Authority” means, collectively, domestic and foreign regulatory agencies, authorities or other entities having jurisdiction over any Party and its respective Subsidiaries.

“Schedules” means the Schedules so marked, copies of which are attached to this Agreement. Such Schedules are hereby incorporated by reference in this Agreement and made a part of this Agreement, and may be referred to in this Agreement and any other related instrument or document.

“SEC” means the United States Securities and Exchange Commission.

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“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiaries” means all those corporations, partnerships, associations, or other entities of which the entity in question owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent.

“Target Material Adverse Effect” means a material adverse effect on the business, financial condition or results of operations of the Target, other than any effect relating to (i) the economy in general in the United States or any state or locality in which the Target conducts business or in the industry sector in which the Target operates, (ii) United States or global financial or securities markets or conditions or any act of terrorism, similar calamity or war (whether or not declared) or any escalation or worsening of any of the foregoing, (iii) changes in Law or regulations or the interpretation or reinterpretation, or enforcement thereof or in GAAP, or in any interpretations or reinterpretation thereof, (iv) the execution and delivery of this Agreement or announcement of the transactions contemplated hereby (including the Merger) or the identity, business or operations of the Company or its Subsidiaries or any facts or circumstances relating to the Company or its Subsidiaries, including in each case the loss of customers, suppliers or vendors of the Target, (v) any failure, in and of itself, by the Target to meet any projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the foregoing shall not preclude the Company from asserting that the facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (vi) any litigation arising from allegations of a breach of fiduciary duty or violation of applicable Law relating to this Agreement or the Merger or the other transactions contemplated hereby, (vii) any action taken by the Target with the Company’s consent or from compliance by the Target with the terms of, or the taking of any action contemplated or permitted by, this Agreement, or (viii) any matters referenced in the Disclosure Schedule.

“Tax” or “Taxes” means any federal, state, county, local, or foreign taxes, charges, fees, duties or other assessments including income, gross receipts, excise, employment, sales, use, transfer, license, payroll, franchise, severance, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, imposed or required to be withheld by the United States or any state, county, local or foreign government or subdivision or agency of local or foreign government, including any interest, penalties, and additions imposed thereon or with respect thereto.

“Tax Benefit” means the amount by which the actual Tax Liability (after giving effect to any alternative minimum or similar Tax) of a party entitled to indemnification pursuant to this Agreement is reduced by the deduction of the Damages upon which the claim for indemnity is based.

“Tax Return” means any return, declaration, report, statement and other document required to be filed in respect of Taxes, and any claims for refunds of Taxes, including and any amendments or supplements to any of the foregoing.

“Transaction Documents” means any and all documents related to the Transaction.

“Transaction Expenses” means any and all (a) legal, accounting, Tax, financial advisory, environmental consultants and other professional or transaction related costs, fees and expenses incurred by the Company in connection with this Agreement or investigating, pursuing or completing the transactions contemplated by this Agreement (including any amounts owed to any consultants, auditors, accountants, attorneys, brokers or investment bankers), and (b) payments, bonuses, deferred bonuses or severance which becomes due or are otherwise required to be made as a result of or in connection with the Closing.

“Transmittal Letter” means the letter to be provided by the Company to the Target Stockholders, substantially in the form of Exhibit D.

“Warrants” means the warrants issued prior to the Effective Time by the Target to the holders thereof to purchase the Company’s and/or Target’s Common Stock or Preferred Stock.

48

Exhibit B –

Item 9 Labs Corp. 10-K for the Year Ended September 30, 2019, with audited financial statements

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-K

☑ ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

For the fiscal year ended September 30, 2019

☐ TRANSACTION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

For the transaction period from ________ to ________

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

1709 East Bethany Home Road, Phoenix, AZ 85016

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 per share

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ Yes ☑ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Act: ☐ Yes ☑ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).  Yes ☑  No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company”, and “emerging growth company” in Rule 12b-2

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company	☑
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   Yes ☐  No ☑

As of March 31, 2019 (the last business day of our most recently completed second fiscal quarter), based upon the last reported trade on that date, the aggregate market value of the voting and non-voting common equity held by non-affiliates (for this purpose, all outstanding and issued common stock minus stock held by the officers, directors and known holders of 10% or more of the Company’s common stock) was $43,679,785.50.

As of January 13, 2020, there were 63,652,620 shares of the issuer’s common stock, $0.0001 par value per share, outstanding.

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this report, should be considered carefully in evaluating us and our prospects. This report (including without limitation the following factors that may affect operating results) contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act") regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, development of new products, enhancements or technologies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed below and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as those discussed elsewhere in this report. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report.

PART I

Item 1. Description Of Business

Corporate history

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), was incorporated under the laws of the State of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Company changed its name to Airware Labs Corp. On April 2, 2018, the Company changed its name to Item 9 Labs Corp. to better reflect its business following the acquisition of BSSD, as discussed below.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represent approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 shares were distributed pro-rata to the BSSD members.

Effective October 18, 2018, the Company completed a 1-for-20 reverse split of its issued and outstanding common stock.

On November 26, 2018, the company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZ DP”) closed on an asset acquisition of the majority of the assets of Arizona DP Consulting, LLC, a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on current market price of the Company shares at time asset purchase agreement was executed.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management. The remaining interests are held by three individuals, Sara Gullickson, Larry Lemons, and Donnie Burton. Through a management agreement with Strive Wellness of Nevada, LLC, a related party Strive Management will facilitate the cultivation, processing and distribution of marijuana in Nevada. Strive Wellness of Nevada, LLC has been allocated cultivation, processing and distribution licenses from the State of Nevada. Additionally, the Company will acquire an additional 31% ownership of Strive Management upon the approval from the State of Nevada to operate the cultivation and processing facility.

Our principal offices are located at 2727 N 3rd Street, Phoenix AZ 85004 Suite 201. Our registered agent for service of process in Delaware is located at 108 West 13th St., Wilmington, DE 19801, and our registered agent is Business Filings Incorporated. Our fiscal year end is September 30.

All references to “we,” “us,” “our,” “Item 9,” “Item 9 Labs,” or similar terms used in this Registration Statement refer to Item 9 Labs Corp.

Corporate Structure

The following chart illustrates, as of the date of this Registration Statement, the Company's wholly-owned subsidiaries, including their respective jurisdictions of incorporation and percentage of voting securities of each that are beneficially owned, controlled or directed by the Company.

Additionally, the Company currently owns a 20% ownership in Strive Management, LLC as discussed in Note 1 of our Notes to Financials (see Note 1). The Company has the right to acquire an additional 31% ownership of Strive Management if certain conditions are met. The Company will raise funds as necessary (approximately $5,500,000) to construct the facility in Nevada, which will be wholly owned by a subsidiary of Item 9 Labs Corp and leased to Strive Management, LLC.  $3,000,000 has been raised as of the date of this filing. If the funds are not raised, the additional 31% interest due to the Company upon operational approval from the State of Nevada would be subject to reclamation by the other members of Strive Management.

Overview

Item 9 Labs creates comfortable cannabis health solutions for the modern consumer. The Company is bringing best of industry practices to markets from coast to coast through cultivation and production, distinctive retail environments, licensing services, and diverse product suites catering to different medical and adult use cannabis demographics. Item 9 Labs is headquartered in Phoenix, Arizona, with medical cannabis operations in multiple U.S. markets.

Item 9 Labs’ asset portfolio includes Dispensary Permits, Dispensary Templates, and Strive Life. These assets provide services specific to different stakeholder groups. Dispensary Permits is the Company’s consulting firm specializing in strategic license application and compliance. Dispensary Templates, a subdivision of the firm, is a technology platform with an extensive digital library of licensing and business planning resources. Strive Life is a turnkey dispensary model for the retail sector, elevating the patient experience with consistent and superior service, high-end design, and precision-tested products. It is currently being implemented in North Dakota.

In addition, Item 9 Labs is advancing the industry with its dynamic product suites. The Company has created complementary brands Item 9 Labs and Strive Wellness to channel consumer diversity. Propriety delivery platforms include the Apollo Vape and Pod system, as well as a pioneering intra-nasal device. The Company has received multiple accolades for its medical-grade flower and concentrates.

Item 9 Labs anticipates it will be managing cultivation, processing, distribution, and dispensary operations in up to seven U.S. markets by the end of 2020. Current facilities include Cultivation, Processing and Distribution for Strive Wellness of Nevada, as well as dispensary Strive Life North Dakota.

Mission and Vision

The Company is leading a new era of wellness by creating comfortable health solutions for modern consumers through the development of innovative products and proprietary delivery platforms.

Item 9 Labs will facilitate national expansion by combining our award-winning manufacturing brand and product offerings with the strategic licensing and consulting brand of Dispensary Permits, in conjunction with the luxury retail and distribution brand of Strive Life.

This powerful combination provides national scalability and produces the highest quality marijuana, product knowledge, and experience of top professionals to consumers and patients.

Cannabis Verticals

To date, Item 9 Labs has proven models for the following cannabis verticals:

-  Cultivation: Growing of award winning, high-grade boutique cannabis.

-  Production: Producing a wide variety of Marijuana Products. Each facility product line is developed in compliance with the local rules and regulations.

-  Dispensary: Medical and Adult use retail dispensary facilities.

-  Distribution: Providing Sales, Marketing and Distribution support to other cultivators, processors and potential to integrate patient delivery in the coming months.

Company Assets

A company asset of Item 9 Labs, Dispensary Permits is one of the most established marijuana business consultancies in the United States. Dispensary Permits offers expert advice in obtaining cultivation, dispensing, processing, and transporting permits in the Cannabis industry, with a proven track record in successfully obtaining marijuana business permits for clientele in over 13 different states. Visit www.dispensarypermits.com for more information.

Dispensary Templates, a division of Dispensary Permits, is an extensive template library and resource to help those navigating the application process without a consultant to obtain a marijuana business license or to build upon their existing marijuana business. Think LegalZoom for the Marijuana Industry – Dispensary Templates’ online store offers template products that guide customers through the application process to cultivation, processing and dispensary operations. Visit www.dispensarytemplates.com to view all tools and resources.

Strive Life, the company’s “franchise style” dispensary model, aims to elevate any marijuana market by offering the documents and systems necessary for launching a successful dispensary. The model includes a Project Plan, Welcome Kit, Brand Guidelines, Interior Concept, and Policy and Procedures for the facility. The Strive vision is to implement best industry practices from across the United States to offer optimal medical services and support through the dispensing and sale of medical marijuana.

Products and Facilities.

The Company is focused on the development of technology and products that administer high-quality medical marijuana through novel and proprietary delivery devices including an intra-nasal delivery system to deliver significant health benefits. The Company is headquartered in Phoenix, Arizona where it owns and operates 50 acres.

Currently, Item 9 is utilizing five acres and intends to implement the remaining 45 acres in accordance with its three-year strategic plan. The property includes a 10,000 square foot, state-of-the-art indoor manufacturing facility with 10,000 square feet of additional cultivation capacity which received approval to operate on June 4, 2019 and is currently producing premium flower. As part of its growth strategy, the Company is in the process of opening additional cultivation and extraction locations with Nevada near completion.

Item 9 Labs produces premium cannabis and cannabis related products in a rapidly growing market. We currently offer more than 300 products that we group in the following categories: flower; concentrates; distillates; and hardware. Our product offerings will continue to grow as we develop new products to meet the needs of the end-users. We make our products available to consumers through licensed dispensaries in Arizona. Item 9 products can be found in over 70 dispensaries throughout Arizona, covering 75% of the retail medical cannabis market. The following is a summary of the Company’s Product Line:

Strategy of our Brands

Item 9 Labs Concepts

Marijuana Growing & Processing

Product offerings include over 70 medical marijuana strains, shatter, crumble, badder, THCA, Delta 8 THC, broad spectrum distillate and live resin terpene sauce. Item 9 owns 50 acres, one of the largest properties in the U.S. zoned to grow and cultivate the medical marijuana flower. Most recently, on June 4, 2019, the Company passed inspections to operate custom 10,000 square-foot construction and is currently in production .. The facility now totals 20,000 square-feet consisting of 8 flower rooms, just over 1,000 square-feet of nursery space and an updated or upgraded extraction laboratory for increased manufacturing capabilities. The Company’s products can be found in over 70 dispensaries in Arizona.

Strive Concepts

Strive is a branded medical marijuana “franchise- style” solution with a proven concept operating dispensaries in multiple states including Illinois, Delaware and Pennsylvania. The advance model offers the documents and systems necessary for launching a successful dispensary. The model includes a project plan, welcome kit, brand guidelines, interior concept, & policy and procedures for the facility.

Combined brands

Currently, we have two brands, both brands encompass our corporate vision and uphold our 5 core competencies which include: Care, Compliance, Customers, Community, and Culture. To achieve optimal balance between brands, Item 9 Labs was designed to be minimalistic with defined lines and shapes while Strive Concepts, was designed with the cannabis mother plant in mind, the brand colors are derived from the cannabis plant, the imagery includes other plant such as Aspen leaves and succulents and many interior textures derived from the “Franchise Style” Dispensary Model.

Growth Objectives and National Expansion Plans for 2020-2021

Our mission is to provide good times and good health for cannabis consumers in legal medical and adult use cannabis markets across the United States. We strive to elevate any market we enter through the development of high caliber, precision tested, cannabis products designed with consistency and adaptability in mind. We will accomplish this through the acquisition of numerous medical marijuana business licenses located all throughout the United States, from the East Coast to the West Coast. Our goal is to hold 10 – 12 licenses by the end of 2021, including through the provision of management services over joint ventures for outstanding license applications. Other plans for 2021 include:

- Replicate Nevada expansion in other key states through management services joint ventures
- Purchase Licenses: 30+ existing markets
- Each deal will be vetted individually to ensure it’s in line with our mission, vision and capital structure.

Employees and Independent Contractors

As of January 13, 2020, we had sixty seven full time employees, including our executive officers, one full-time consultant, and two part-time employees. We plan to hire additional employees and engage consultants on an as-needed basis. Our employees are not represented by any unions and we consider our relationship with our employees to be great. We also have relationships with several independent contractors who provide services on a regular basis to us.

Research and Development

Going forward, we intend to continue focusing adequate resources on research and development . Allocation of research and development funds may be dependent on the perceived likelihood of legalization or a significant change in the treatment of cannabis in a given geographic market. Funds may also be used for both product and market development in the hemp and cannabis industries. Given the emergent nature of these industries, we recognize the needs of today may not be the needs of the future and some capital investment will be necessary to meet changing demands.

Intellectual Property

We generally rely upon copyright, trademark and trade secret laws to protect and maintain our proprietary rights for our technology, brands, and products.  We currently hold several trademarks including various goods and services of “Item 9 Labs” (serial numbers 87940264, 87940227, 87940254 and 87940239), “Delta 8” (serial numbers 88004775, 88004789, 88004799, 88004812) and Strive Life (88/144,717), as well as several domains, including but not limited to, arizonadispensarypermits.com, dispernsarytemplates.com, and wegrowstore.com.

We maintain a policy requiring our employees, consultants and other third parties to enter into confidentiality and proprietary rights agreements and to control access to software, documentation and other proprietary information.

Notwithstanding the steps we have taken to protect our intellectual property rights, third parties may infringe or misappropriate our proprietary rights. Competitors may also independently develop products and models that are substantially equivalent or superior to our products and services.

Competition

We compete in markets where cannabis has been legalized and regulated, which includes various states within the United States. We expect that the quantity and composition of our competitive environment will continue to evolve as the industry matures. Additionally, increased competition is possible to the extent that new states and geographies enter the marketplace as a result of continued enactment of regulatory and legislative changes that de-criminalize and regulate cannabis products. We believe that by diligently establishing and expanding our brands, product offerings and services in new and existing locations, we will become established in the industry. Additionally, we expect that establishing our product offerings in new and existing locations are factors that mitigate the risk associated with operating in a developing competitive environment. Additionally, the contemporaneous growth of the industry as a whole will result in new customers entering the marketplace, thereby further mitigating the impact of competition on our operations and results.

In our opinion, we are currently competing with cannabis cultivators, manufacturers, and retailers in our local jurisdictions as well as international enterprises as set forth below, among many others. Many of our competitors are substantially larger than us and have significantly greater name recognition, sales and marketing, financial, technical, customer support and other resources. These competitors also may have more established distribution channels and stronger relationships with local, long distance and Internet service providers. These competitors may be able to respond more rapidly to new or emerging technologies and changes in customer requirements or to devote greater resources to the development, promotion and sale of their products.

These competitors may enter our existing or future markets with products that may be less expensive, that may provide higher performance or additional features or that may be introduced more quickly than our products.

With respect to our operations, including consulting services, we may face competition with any one of the following:

•	Harvest Health & Recreation Inc. (CNSX: HARV, OTCQX: HTHHF), an Arizona based vertically integrated cannabis company with as many as 60 licensees across 12 states, 525 employees, and planned expansion for the future.
•	Curaleaf Hldgs Inc. (OTCQ: CURLF), a Massachusetts based fully integrated life science company with a presence in 12 states, operating 43 dispensaries, 12 cultivation sites and 11 processing sites.
•	Green Thumb Industries, Inc. (CSE: GTII, OTCQX:GTBIF),a vertically integrated cannabis operator with presence in twelve state markets and also provides management services and solutions to state licensed cultivators and dispensaries.
•	American Cannabis Company, Inc. (OTCQB:AMMJ), a Denver based company that provides advisory and consulting services specific to this industry, designs industry specific products and facilities, and manages a strategic group partnership that offers both exclusive and nonexclusive customer products.

We do not expect to face competition with respect to our branded apparel, however, other corporations may sell apparel that incorporates other logos or trademarks associated with the cannabis industry.

We believe that we compete favorably with our competitors on the basis of these factors. However, if we are unable to compete successfully against our current and future competitors, it will be difficult to acquire and retain customers, and we may experience revenue declines, thereby resulting in reduced operating margins, loss of market share and diminished value in our services.

Government Regulation of Cannabis

Cannabis is currently a Schedule I controlled substance under the Controlled Substances Act (21 U.S.C. § 811) (“CSA”) and is, therefore, illegal under federal law. Even in those states in which the use of cannabis has been legalized pursuant to state law, its use, possession or cultivation remains a violation of federal law. A Schedule I controlled substance is defined as one that has no currently accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The U.S. Department of Justice (the “DOJ”) defines Schedule I controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.” If the federal government decides to enforce the CSA, persons that are charged with distributing, possessing with intent to distribute or growing cannabis could be subject to fines and/or terms of imprisonment, the maximum being life imprisonment and a $50 million fine, even though these persons are in compliance with state law.

In light of such conflict between federal laws and state laws regarding cannabis, the previous administration under President Obama had effectively stated that it was not an efficient use of resources to direct federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical cannabis. The new administration under President Trump has indicated that he will strongly enforce the federal laws applicable to cannabis. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. As we currently directly harvest, distribute and/or sell cannabis, we may be irreparably harmed by a change in enforcement policies of the federal government (see Risk Factors).

The Company and our licensed products will also be subject to a number of other federal, state and local laws, rules and regulations. We anticipate that our vendors and us will be required to manufacture our products in accordance with the Good Manufacturing Practices guidelines and will be subject to regulations relating to employee safety, working conditions, protection of the environment, and other items. The current administration has indicated that it will closely scrutinize the cannabis industry, in particular, recreational marijuana. Changes in laws, rules and regulations or the recall of any product by a regulatory authority, could have a material adverse effect on our business and financial condition.

The United States federal government regulates drugs through the Controlled Substances Act (21 U.S.C. § 811), which places controlled substances, including cannabis, in a schedule. Currently, cannabis and CBD (0.3 percent THC or more) are classified as Schedule I drugs, which are viewed as highly addictive and having no medical value and is illegal to distribute and use. The United States Federal Drug Administration has not approved the sale of marijuana or CBD (0.3 percent THC or more) for any medical application. Doctors may not prescribe cannabis or CBD (0.3 percent THC or more) for medical use under federal law, however they can recommend its use under the First Amendment. In 2010, the United States Veterans Affairs Department clarified that veterans using medicinal cannabis or CBD (0.3 percent THC or more) will not be denied services or other medications that are denied to those using illegal drugs.

Currently, fourty seven States and the District of Columbia have laws legalizing marijuana and CBD in some form. In November 2016, California, Massachusetts, Maine and Nevada all passed measures legalizing recreational marijuana. California’s Prop. 64 measure allows adults 21 and older to possess up to one ounce of marijuana and grow up to six plants in their homes. Other tax and licensing provisions of the law didn’t take effect until January 2018.

These noted state laws, both proposed and enacted, are in direct conflict with the federal Controlled Substances Act, which makes cannabis use and possession illegal on a national level. However, on August 29, 2013, the U.S. Department of Justice issued a memorandum providing that where states and local governments enact laws authorizing cannabis-related use, and implement strong and effective regulatory and enforcement systems, the federal government will rely upon states and local enforcement agencies to address cannabis activity through the enforcement of their own state and local narcotics laws. The memorandum further stated that the U.S Justice Department’s limited investigative and prosecutorial resources will be focused on eight priorities to prevent unintended consequences of the state laws, including distribution of cannabis to minors, preventing the distribution of cannabis from states where it is legal to states where it is not, and preventing money laundering, violence and impaired driving.

On December 11, 2014, the U.S. Department of Justice issued another memorandum with regard to its position and enforcement protocol with regard to Indian Country, stating that the eight priorities in the previous federal memo would guide the United States Attorneys' cannabis enforcement efforts in Indian Country. On December 16, 2014, as a component of the federal spending bill, the Obama administration enacted regulations that prohibit the Department of Justice from using funds to prosecute state-based legal medical cannabis programs.

On January 4, 2018, The Department of Justice lead by Jeff Sessions issued a memo on federal marijuana enforcement policy announcing a return to the rule of law and the rescission of previous guidance documents. Since the passage of the Controlled Substances Act (CSA) in 1970, Congress has generally prohibited the cultivation, distribution, and possession of marijuana.

However, on January 18, 2019, the new Attorney General, William Barr, stated in front of the Senate Judiciary Committee that he does not plan on using federal resources to "go after" companies if they are complying with state law. That would be a reversal from the approach taken by his predecessor, former Attorney General Jeff Sessions, who vowed to pursue federal violations more aggressively. According to Erik Altieri, executive director of the National Organization for the Reform of Marijuana Laws (NORML), Barr's stance is a good sign for advocates but it remains to be seen if his actions will follow through on his pledge. Our business could end and investors could lose their total investment in the company if there is no reversal in Sessions’ approach.

On June 20, 2019, the United States House of Representatives passed a historic bipartisan amendment to the fiscal year 2020 Commerce-Justice-Science spending bill. By a vote of 267-165, the House approved the Blumenauer-McClintock-Norton Amendment which would protect state-legal cannabis programs from interference by the United States Department of Justice (DOJ). The amendment is named after the three individuals who submitted it for consideration: Representative Earl Bluemenauer, a Democrat from Oregon, Tom McClintock, a Republican from California, and Eleanor Norton, a delegate from Washington D.C.

Currently, the spending bill does provide protection for state-legal medical cannabis programs from DOJ interference – but this amendment would protect both medical and recreational cannabis programs that are legal at the state level. The amendment would prohibit the DOJ from using funds to prevent any American state, territory, and Washington D.C. from approving and implementing laws authorizing marijuana use, distribution, possession, and cultivation. What remains uncertain is whether the current Republican-controlled Senate will support the amendment. Further, if the amendment makes it into the final spending bill approved by Congress, it will only remain in effect for one year. If the amendment does not garner approval from the Senate, then the DOJ will maintain the right to use its funding to prevent the approval and implementation of laws regarding recreational cannabis use at the state level, which could affect our business, and could impact our investors’ investment in the Company.

Where You Can Find More Information

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). These filings are not deemed to be incorporated by reference into this Form 10-K. You may read and copy any documents filed by us at the Public Reference Room of the SEC, 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings with the SEC are also available to the public through the SEC’s website at http://www.sec.gov.

Item 1A. Risk Factors .

There are certain inherent risks which will have an effect on our development in the future and the most significant risks and uncertainties known and identified by our management are described below.

Risks Related to Our Company and Our Business

We compete for market share with other companies, including other licensed entities in the United States, some of which have longer operating histories and more financial resources and experience than we have.

We face, and we expect to continue to face, intense competition from licensed cannabis operators, both public and private, and other potential competitors, some of which have longer operating histories and more financial resources and experience than we have. In addition, it is possible that the medical cannabis industry will undergo consolidation, creating larger companies with financial resources, capabilities and product offerings that are superior ours by virtue of size alone. As a result of this competition, we may be unable to maintain our operations or develop them as currently proposed, on terms we consider acceptable, or at all.

There are currently hundreds of applications for cannabis licenses being processed across a number of states. The number of licenses granted and the number of ultimately authorized by each state could have an adverse impact on our ability to compete for market share in the medical cannabis and recreational/adult use cannabis industry. We expect to face additional competition from new market entrants that are granted licenses or existing license holders that are not yet active in the industry in the states in which we currently operate or plan to operate. If a significant number of new licenses are granted in any given market which we participate in, we may experience increased competition for market share and may experience downward price pressure on our medical cannabis products as new entrants increase production.

If the number of users of cannabis for medical and/or recreational purposes increases, the demand for products will increase. This could result in the competition in the cannabis industry becoming more intense as current and future competitors begin to offer an increasing number of diversified cannabis products. Conversely, if there is a contraction in the medical market for cannabis, resulting from the legalization of adult-use cannabis or otherwise, competition for market share may increase.

We face intense competition which could prohibit us from developing a customer base and generating revenue.

The industries within which we plan to compete are highly competitive with companies that have greater capital resources, facilities and greater diversity of operations. More established companies with much greater financial resources which do not currently compete with us may be able to easily adapt their existing operations to our lines of business. Due to this competition, there is no assurance that we will not encounter difficulties in obtaining revenues and market share or in the positioning of our products or that competition in the industry will not lead to reduced prices for our products. Our competitors may also introduce new strains, use competitive, organic techniques or novel application that could also increase competition, decrease demand for our business, and render our methods and craft products obsolete.

If we fail to raise additional capital, our ability to implement our business model and strategy could be compromised.

We have limited capital resources. To date, our operations have been funded by and through our operations, private placements of our securities, and financing from our financing partners. We expect to require substantial additional capital in the near future in order to execute our businesses as planned, to develop and expand our operations, expand our brand in the marketplace, and to establish the targeted levels of production. We may not be able to obtain additional financing on terms acceptable to us, or at all. Even if we obtain financing for our near term operations, we expect that we will require additional capital beyond the near term. If we are unable to raise capital when needed, our business, financial condition and results of operations would be materially adversely affected, and we could be forced to reduce or discontinue our operations.

If we need additional capital to fund our growing operations, we may not be able to obtain sufficient capital and may be forced to limit the scope of our operations.

If adequate additional financing is not available on reasonable terms, we may not be able to expand our business operations and we would have to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including: (i) our profitability; (ii) the release of competitive products by our competition; (iii) the level of our investment in marketing and branding our products; and (iv) the amount of our capital expenditures. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

In recent years, the securities markets in the United States have experienced a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations that have not necessarily been related to the operations, performances, underlying asset values or prospects of such companies. For these reasons, our securities can also be expected to be subject to volatility resulting from purely market forces over which we will have no control. If we need additional funding we will, most likely, seek such funding in the United States and the market fluctuations effect on our stock price could limit our ability to obtain equity financing.

If we cannot obtain additional funding, we may be required to: (i) limit our expansion; (ii) limit our marketing efforts; and (iii) decrease or eliminate capital expenditures. Such reductions could materially adversely affect our business and our ability to compete.

Even if we do find a source of additional capital, we may not be able to negotiate terms and conditions for receiving the additional capital that are favorable to us. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. In addition, new equity or convertible debt securities issued by us to obtain financing could have rights, preferences and privileges senior to our common stock shares. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us.

The failure to hire additional employees could harm our business.

Our future success also depends upon our continuing ability to attract and retain highly qualified personnel. Expansion of our business and the management and operation will require additional managers, officers, directors and employees with industry experience, and our success will be highly dependent on our ability to attract and retain skilled management personnel and other employees. There can be no assurance that we will be able to attract or retain highly qualified personnel. Competition for honest, diligent and skilled personnel in our industry is significant. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees.

If we are unable to deliver consistent, high quality products at sufficient volumes, our relationship with our customers may suffer and our operating results will be adversely affected.

Our customers will expect us to be able to consistently deliver our products at sufficient volumes, while meeting the established quality standards desired to maintain their loyalty to our brands. If we are unable to consistently deliver, our relationship with these customers could be adversely affected, which could have a negative impact on our operating results.

Failure to effectively manage growth of internal operations and business may strain our financial resources.

We intend to significantly expand the scope of our business operations in the near term. Our growth rate may place a significant strain on our financial resources for a number of reasons, including, but not limited to, the following:

•	The need for continued development of our financial reporting and information management systems;

•	The need to manage strategic relationships and agreements with manufacturers, suppliers, customers and partners; and

•	Difficulties in hiring and retaining skilled management, technical and other personnel necessary to support and manage our business.

Additionally, our strategy envisions a period of rapid growth that may impose a significant burden on our administrative and operational resources. Our ability to effectively manage growth will require us to substantially expand the capabilities of our administrative and operational resources and to attract, train, manage and retain qualified management and other personnel. Our failure to successfully manage growth could result in our sales not increasing commensurately with capital investments. Our inability to successfully manage growth could materially adversely affect our business.

If we are unable to continually innovate and increase efficiencies, our ability to attract new customers may be adversely affected.

In the area of innovation, we must be able to develop new management strategies, strains, techniques, products and creative branding that appeal to our customers. This depends, in part, on the technological and creative skills of our personnel and on our ability to protect our intellectual property rights. We may not be successful in the development, introduction, and marketing and sourcing that satisfy customer needs, achieve market acceptance or generate satisfactory financial returns.

Global economic conditions may adversely affect our industry, business and result of operations.

Disruptions in the global credit and financial markets could result in diminished liquidity and credit availability, a decline in consumer confidence, a decline in economic growth, an increased unemployment rate, and uncertainty about economic stability. These economic uncertainties can affect businesses such as ours in a number of ways, making it difficult to accurately forecast and plan our future business activities. Such conditions can lead consumers to postpone spending, which can cause our vendors, suppliers, distributors and retailers to cancel, decrease or delay orders with us. We are unable to predict the likelihood of the occurrence, duration or severity of such disruptions in the credit and financial markets and adverse global economic conditions and such economic conditions could materially and adversely affect our business and the results of operations.

Our business depends substantially on the continuing efforts of our management team and our business may be severely disrupted if we lose their services.

Our current and future success depends substantially on the continued services of our management team, Andrew Bowden, Bryce Skalla, Chris Wolven, Robert Mikkelsen, Ronald L. Miller, Jr., and Jeffrey Rassas. Each brings a unique blend of skill and experience that is essential to the success of our business. We do not maintain key man life insurance for our management team at this time. If our management team is unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new management.

Litigation may adversely affect our business, financial condition and results of operations.

From time to time in the normal course of our business operations, we may become subject to litigation that may result in liability material to our financial statements as a whole or may negatively affect our operating results if changes to our business operation are required. The cost to defend such litigation may be significant and may require a diversion of our resources. There also may be adverse publicity associated with litigation that could negatively affect customer perception of our business, regardless of whether the allegations are valid or whether we are ultimately found liable. As a result, litigation may adversely affect our business, financial condition and results of operations.

Confidentiality agreements with employees and others may not adequately prevent disclosure of our trade secrets and other proprietary information.

Our success depends upon the skills, knowledge and experience of our technical personnel, our consultants and advisors as well as our licensors and contractors. Because we operate in a highly competitive field, we will rely significantly on trade secrets to protect our proprietary techniques and processes. However, trade secrets are difficult to protect. We plan to enter into confidentiality and intellectual property assignment agreements with our corporate partners, employees, consultants, outside scientific collaborators, developers and other advisors. These agreements generally require that the receiving party keep confidential and not disclose to third parties confidential information developed by us during the course of the receiving party’s relationship with us. These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to us will be our exclusive property. However, these agreements may be breached and may not effectively assign intellectual property rights to us. Our trade secrets also could be independently discovered by competitors, in which case we would not be able to prevent the use of such trade secrets by our competitors. The enforcement of a claim alleging that a party illegally obtained and was using our trade secrets could be difficult, expensive and time consuming and the outcome would be unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect our competitive position.

Risks Related to Cannabis Industry

Cannabis remains illegal under federal law, and any change in the enforcement priorities of the federal government could render our current and planned future operations unprofitable or even prohibit such operations.

We operate both directly and indirectly in the cannabis industry, which is dependent on state laws and regulations pertaining to such industry; however, under federal law, cannabis remains illegal.

The United States federal government regulates drugs through the Controlled Substances Act (the “CSA”), which places controlled substances, including cannabis, on one of five schedules. Cannabis is currently classified as a Schedule I controlled substance, which is viewed as having a high potential for abuse and having no currently accepted medical use in treatment in the United States. No prescriptions may be written for Schedule I substances, and such substances are subject to production quotas imposed by the United States Drug Enforcement Administration (the “DEA”). Because of this, doctors may not prescribe cannabis for medical use under federal law, although they can recommend its use under the First Amendment.

Currently, 33 U.S. states, the District of Columbia and the U.S. territories of Guam and Puerto Rico allow the use of medical cannabis and 10 states and the District of Columbia have legalized cannabis for “adult use” or recreational use. State and territorial laws are in conflict with the federal CSA, which makes cannabis use and possession illegal at the federal level. Because cannabis is a Schedule I controlled substance, however, the development of a legal cannabis industry under the laws of these states is in conflict with the CSA, which makes cannabis use and possession illegal on a national level. The United States Supreme Court has confirmed that the federal government has the right to regulate and criminalize cannabis, including for medical purposes, and that federal law criminalizing the use of cannabis preempts state laws that legalize its use.

In light of such conflict between federal laws and state laws regarding cannabis, the previous administration under President Obama had effectively stated that it was not an efficient use of resources to direct law federal law enforcement agencies to prosecute those lawfully abiding by state-designated laws allowing the use and distribution of medical cannabis. For example, the prior DOJ Deputy Attorney General of the Obama administration, James M. Cole, issued a memorandum (the “Cole Memo”) to all United States Attorneys providing updated guidance to federal prosecutors concerning cannabis enforcement under the CSA (see “Business—Government and Industry Regulation—The Cole Memo”) [see further discussion below]. In addition, the Financial Crimes Enforcement Network (“FinCEN”) provided guidelines (the “FinCEN Guidelines”) on February 14, 2014, regarding how financial institutions can provide services to cannabis-related businesses consistent with their Bank Secrecy Act (“BSA”) obligations (see “Business—Government and Industry Regulation—FinCEN”).

In 2014, the United States House of Representatives passed an amendment (the “Rohrabacher-Farr Amendment”) to the Commerce, Justice, Science, and Related Agencies Appropriations Bill, which funds the United States Department of Justice (the “DOJ”). The Rohrabacher-Farr Amendment prohibits the DOJ from using funds to prevent states with medical cannabis laws from implementing such laws. In August 2016, a 9th Circuit federal appeals court ruled in United States v. McIntosh that the Rohrabacher-Farr Amendment bars the DOJ from spending funds on the prosecution of conduct that is allowed by state medical cannabis laws, provided that such conduct is in strict compliance with applicable state law. In March 2015, bipartisan legislation titled the Compassionate Access, Research Expansion, and Respect States Act (the “CARERS Act”) was introduced, proposing to allow states to regulate the medical use of cannabis by changing applicable federal law, including by reclassifying cannabis under the Controlled Substances Act to a Schedule II controlled substance and thereby changing the plant from a federally-criminalized substance to one that has recognized medical uses. More recently, the Respect State Marijuana Laws Act of 2017 has been introduced in the U.S. House of Representatives, which proposes to exclude persons who produce, possess, distribute, dispense, administer or deliver marijuana in compliance with state laws from the regulatory controls and administrative, civil and criminal penalties of the CSA.

Although these developments have been met with a certain amount of optimism in the cannabis industry, neither the CARERS Act nor the Respect State Marijuana Laws Act of 2017 have yet been adopted. In addition, the Rohrabacher-Farr Amendment, being an amendment to an appropriations bill that must be renewed annually, has not been renewed beyond December 7, 2018. Furthermore, the ruling in United States v. McIntosh is only applicable in the 9th Circuit, which does include California, Hawaii and Arizona, where we currently primarily operate. The Trump administration could change this policy and decide to strongly enforce the federal laws applicable to cannabis. Any such change in the federal government’s enforcement of current federal laws could cause significant financial damage to us. Because we grow, harvest, distribute or sell cannabis directly, we may be irreparably harmed by a change in enforcement policies of the federal government.

Approach to the Enforcement of Cannabis Laws is Subject to Change

Given the conflicting opinions between state legislatures and the federal government regarding cannabis, investments in United States cannabis businesses are subject to varying legislation and regulation. The Cole Memorandum (the “Cole Memo”), issued in 2013 by former Deputy Attorney General of the United States James M. Cole, served as the response to these inconsistencies, and recognized that notwithstanding the classification of cannabis as a controlled substance at the United States federal level, several states have enacted laws relating to cannabis for medical purposes.

The Cole Memo outlined certain priorities for the Department of Justice relating to the prosecution of cannabis offenses. Particularly, the Cole Memo noted that in those jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented robust and effective regulatory and enforcement mechanisms to control the cultivation, distribution, sale, and possession of cannabis, conduct in compliance with those laws and regulations is less likely to be a priority at the federal level. Notably, however, the Department of Justice did not provide specific guidelines for what regulatory and enforcement systems it deemed sufficient under the Cole Memo standard.

Considering the limited investigative and prosecutorial resources at hand, the Cole Memo concluded that the Department of Justice should only be focused on addressing the most serious cannabis related threats. Consequently, states where cannabis had been legalized were not branded as a high priority. In March 2017, newly appointed Attorney General Jeff Sessions again noted limited federal resources and acknowledged that much of the Cole Memo had merit; however, he disagreed that the Cole Memo had been successfully implemented. On January 4, 2018, Attorney General Sessions issued the Sessions Memorandum, which effectively rescinded the Cole Memo. The Sessions Memorandum withdrew previous nationwide guidance specific to the prosecutorial authority of United States Attorneys relative to cannabis enforcement on the basis that they are unnecessary, given the well-established principles governing federal prosecution already in place. Those principles are included in Chapter 9.27.000 of the United States Attorneys’ Manual and require federal prosecutors deciding which cases to prosecute to weigh all relevant considerations, including federal law enforcement priorities set by the Attorney General, the seriousness of the crime, the deterrent effect of criminal prosecution, and the cumulative impact of particular crimes on the community.

With the issuance of the Sessions Memorandum, federal prosecutors will now be free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities despite the existence of state-level laws that may be inconsistent with federal prohibitions. The Sessions Memorandum gave no direction to federal prosecutors as to the priority they should ascribe to such cannabis activities. Therefore, it is ultimately uncertain how active federal prosecutors will be with respect to such activities. Furthermore, the Sessions Memorandum did not how federal prosecutors should treat medical cannabis. At present, medical cannabis is protected against enforcement by United States Congressional legislation through the Leahy Amendment to H.R.1625 – a vehicle for the Consolidated Appropriations Act of 2018 which similarly averts federal prosecutors from applying federal funds to impede the implementation of medical cannabis laws enacted at the state level, subject to Congress’ restoration of such funding. Given the ambiguity of the Sessions Memorandum, there can be no guarantee that the federal government will not seek to prosecute cases involving cannabis businesses that are otherwise compliant with state law.

Such potential proceedings could impose significant restrictions upon the Company, thereby diverting the attention of key executives. In addition, such proceedings could materially adversely affect the Company business, revenues, operating results, and financial condition as well as the Company’s reputation and prospects, even if such proceedings were concluded successfully in the Resulting Issuer’s favor. In the extreme case, such proceedings could ultimately involve the prosecution of key executives of the Company, or the seizure of the corporate assets.

As the possession and use of cannabis is illegal under the CSA, we may be deemed to be engaging in illegal activities through the growth and sales of our products in the future. As a result, we may be subject to enforcement actions by law enforcement authorities, which would materially and adversely affect our business.

Under Federal law, specifically the CSA, the possession, use, cultivation, and transfer of cannabis is illegal. Our business directly involves the possession, use, cultivation, manufacturing and/or transfer of cannabis and derivative therefrom. As a result, law enforcement authorities, in their attempt to regulate the illegal use of cannabis and related products, may seek to bring an action or actions against us and or the businesses who are integral to our supply chain, including, but not limited, to a claim of aiding and abetting another’s criminal activities.  The Federal aiding and abetting statute provides that anyone who “commits an offense against the United States or aids, abets, counsels, commands, induces or procures its commission, is punishable as a principal.” 18 U.S.C. §2(a). As a result of such an action, we may be forced to cease operations and our investors could lose their entire investment. Such an action would have a material negative effect on our business and operations.

However, on January 18, 2019, the new Attorney General, William Barr, stated in front of the Senate Judiciary Committee that he doesn't plan on using federal resources to "go after" companies if they are complying with state law. That would be a reversal from the approach taken by his predecessor, former Attorney General Jeff Sessions, who vowed to pursue federal violations more aggressively. According to Erik Altieri, executive director of the National Organization for the Reform of Marijuana Laws (NORML), Barr's stance is a good sign for advocates but it remains to be seen if his actions will follow through on his pledge. Our business could end and investors could lose their total investment in the company if there is no reversal in Sessions’ approach.

On June 20, 2019, the United States House of Representatives passed a historic bipartisan amendment to the fiscal year 2020 Commerce-Justice-Science spending bill. By a vote of 267-165, the House approved the Blumenauer-McClintock-Norton Amendment which would protect state-legal cannabis programs from interference by the United States Department of Justice (DOJ). The amendment is named after the the three individuals who submitted it for consideration: Representative Earl Bluemenauer, a Democrat from Oregon, Tom McClintock, a Republican from California, and Eleanor Norton, a delegate from Washington D.C.

Currently, the spending bill does provide protection for state-legal medical cannabis programs from DOJ interference – but this amendment would protect both medical and recreational cannabis programs that are legal at the state level. The amendment would prohibit the DOJ from using funds to prevent any American state, territory, and Washington D.C. from approving and implementing laws authorizing marijuana use, distribution, possession, and cultivation. What remains uncertain is whether the current Republican-controlled Senate will support the amendment. Further, if the amendment makes it into the final spending bill approved by Congress, it will only remain in effect for one year. If the amendment does not garner approval from the Senate, then the DOJ will maintain the right to use its funding to prevent the approval and implementation of laws regarding recreational cannabis use at the state level, which could affect our business, and could impact our investors’ investment in our Company.

Our business is primarily dependent on state laws pertaining to the cannabis industry.

Currently, fourty-seven states and the District of Columbia currently have laws legalizing marijuana and CBD in some form. Continued development of the cannabis industry is dependent upon continued legislative authorization of cannabis at the state level. Any number of factors could slow or halt progress in this area. Further, progress in the cannabis industry, while encouraging, is not assured. While there may be ample public support for legislative action, numerous factors impact the legislative process. Further legalization attempts at the state level that creates bad public policy could slow or stop further development of the cannabis industry. Any one of these or other factors could slow or halt use of cannabis, which would negatively impact our business model.

The medical and recreational use cannabis industry presents substantial risks and uncertainty.

We plan to be engaged directly in business related to licensed medical cannabis industry in the State of Arizona and medical and recreational in Nevada, among other states. The relatively new development of the medical and recreational use cannabis industry presents numerous and material risks. Many of those risks are not inherent in other developing or mature industries. Many of the risks are unknown and the consequences to our business are speculative. The risks range from the uncertainty as to how the laws and regulations will be applied, to the potential catastrophic collapse of the medical and recreational use cannabis industry nationally or in the states we operate in that might result from changes in laws or the enforcement of existing laws, for example, to the failure of individual businesses that might result from the volatile market conditions that sometimes accompany the development of new markets and industries. Included in the risks is the potential that regulatory authorities could conclude that we provide products and/or engage in other activities that are illegal under the applicable state laws despite the company’s intentions and efforts to not engage in any illegal activities. Such numerous and material risks, the diversity of those risks, and the uncertainty associated with those risks, will likely cause an investment in the Company to be highly speculative and significantly more risky than other similar investments.

We may be unable to secure a local and/or State license to conduct our business, which could lead to a loss in your investment.

Businesses that wish to conduct commercial cannabis operations, either for medicinal or adult-use cannabis, are required to obtain the pertinent municipal and State licenses, dependent on the state. License applications for new operations in each state maintain stringent requirements and are highly competitive; as such, there are no guarantees of license issuance for a license. Failure to secure and maintain a license for our operations would prevent us from legally conducting any commercial cannabis operations in the jurisdictions in which we operate, and thus an investment in our Company carries a great amount of risk.

Our business may be negatively impacted by environmental factors, including unfavorable weather patterns and pesticide contamination.

Cannabis cultivation is an extensive, complicated, and delicate process, and a successful harvest is reliant on a myriad factors including, but not limited to,: lighting, fertilization, technique, sunlight, temperature, and proper application of pesticides. Variance in any one of these factors may result in a tainted or destroyed harvest that will be unfit for distribution. Further, pesticide contamination may prompt recall and public-safety alerts, and any contamination detected may also result in product removal from retail dispensaries.

We may have difficulty accessing the service of banks, which may make it difficult for us to operate.

On February 14, 2014, the U.S. government issued rules allowing banks to legally provide financial services to state-licensed cannabis businesses. A memorandum issued by the Justice Department to federal prosecutors reiterated guidance previously given, this time to the financial industry that banks can do business with legal marijuana businesses and “may not” be prosecuted. The Treasury Department's Financial Crimes Enforcement Network (FinCEN) issued guidelines to banks noting that it is possible to provide financial services to state-licensed cannabis businesses and still be in compliance with federal anti-money laundering laws. The guidance, however, falls short of the explicit legal authorization that banking industry officials had requested the government provide, and, to date, it is not clear if any banks have relied on the guidance to take on legal cannabis companies as clients. The aforementioned policy can be changed, including in connection with the recent change in presidential administration, and any policy reversal and or retraction could result in legal cannabis businesses losing access to the banking industry.

Because the use, sale and distribution of cannabis remains illegal under federal law, most banks will not accept deposits from or provide other bank services to businesses involved with cannabis, and the banks that do provide banking services to companies related to the cannabis industry do not advertise their position and require greater oversight of the depositor relationship. The limited ability to open bank accounts may make it difficult for us to operate.

Although we currently have a bank account, our ability to open additional bank accounts or maintain our current accounts is subject to change. In the future may be difficult or impossible to deposit cannabis related funds and other amounts owed to the Company which may make it difficult for us to do business under the current business plans.

Our insurance coverage may be inadequate to cover all significant risk exposures.

Our business will be exposed to liabilities that are unique to the industry we operate in. While we intend to maintain insurance for certain risks, the amount of our insurance coverage may not be adequate to cover all claims or liabilities, and we may be forced to bear substantial costs resulting from risks and uncertainties of our business. It is also not possible to obtain insurance to protect against all operational risks and liabilities. The failure to obtain adequate insurance coverage on terms favorable to us, or at all, could have a material adverse effect on our business, financial condition and results of operations. Further, we do not have any business interruption insurance. Any business disruption or natural disaster could result in substantial costs and diversion of resources.

Additionally, we may have a more difficult time acquiring insurance that is otherwise readily available, such as property insurance, workers compensation, general liability, and directors and officers insurance, and may become more expensive because we may be deemed to participate either directly or indirectly in the cannabis industry. There are no guarantees that we will be able to find such insurances in the future, or that the cost will be affordable to them. If we are forced to go without such insurances, it may affect our decision business, may inhibit our growth, and may expose us to additional risk and financial liabilities.

Risks Associated with Our Capital Stock

Because we became a reporting company under the Exchange Act by means other than a traditional underwritten initial public offering, we may not be able to attract the attention of research analysts at major brokerage firms.

Because we did not become a reporting company by conducting an underwritten initial public offering, or IPO, of our common stock, and because we will not be listed on a national securities exchange, security analysts of brokerage firms may not provide coverage of our company. In addition, investment banks may be less likely to agree to underwrite secondary offerings on our behalf than they might if we were to become a public reporting company by means of an IPO because they may be less familiar with our company as a result of more limited coverage by analysts and the media, and because we became public at an early stage in our development.

Our common stock may become subject to the SEC's penny stock rules, which may make it difficult for broker-dealers to complete customer transactions and could adversely affect trading activity in our securities.

The SEC has adopted regulations which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. The market price of our common stock may be less than $5.00 per share for some period of time and therefore would be a "penny stock" according to SEC rules, unless we are listed on a national securities exchange. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

•	make a special written suitability determination for the purchaser;
•	receive the purchaser's prior written agreement to the transaction;
•	provide the purchaser with risk disclosure documents which identify certain risks associated with investing in "penny stocks" and which describe the market for these "penny stocks" as well as a purchaser's legal remedies; and
•	obtain a signed and dated acknowledgment from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a "penny stock" can be completed.

If required to comply with these rules, broker-dealers may find it difficult to effectuate customer transactions and trading activity in our securities may be adversely affected.

The market price of our common stock may be volatile and may fluctuate in a way that is disproportionate to our operating performance.

Our stock price may experience substantial volatility as a result of a number of factors, including:

•	sales or potential sales of substantial amounts of our common stock;
•	the success of competitive products or technologies;
•	announcements about us or about our competitors, including new product introductions and commercial results;
•	the recruitment or departure of key personnel;
•	developments concerning our licensors or manufacturers;
•	litigation and other developments;
•	actual or anticipated changes in estimates as to financial results, development timelines or recommendations by securities analysts;
•	variations in our financial results or those of companies that are perceived to be similar to us; and
•	general economic, industry and market conditions.

Many of these factors are beyond our control. The stock markets in general, and the market for cannabis companies in particular, have historically experienced extreme price and volume fluctuations. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. Broad market and industry factors could reduce the market price of our common stock, regardless of our actual operating performance.

We have never paid and do not intend to pay cash dividends.

We do not intend to declare dividends for the foreseeable future, as we anticipate that we will reinvest any future earnings in the development and growth of our business.

Our executive officers and directors, and affiliate shareholders, have the ability to control all matters submitted to stockholders for approval.

Our executive officers, directors, and affiliate shareholders hold collectively 28,324,488 shares of our outstanding common stock or 44.51% of the total vote, and as such, they would be able to control all matters submitted to our stockholders for approval, as well as our management and affairs. For example, these persons, if they choose to act collectively, would control the election of directors and approval of any merger, consolidation or sale of all or substantially all of our assets. This concentration of voting power could delay or prevent an acquisition of our company on terms that other stockholders may desire.

Provisions under Delaware law could make an acquisition of our company more difficult, limit attempts by our stockholders to replace or remove our current management.

In addition to our corporate charter and our bylaws, because we are incorporated in Delaware, we are subject to the provisions of Section 203 of the Delaware General Corporation Law, which generally prohibits a Delaware corporation from engaging in any of a broad range of business combinations with any holder of at least 15% of our capital stock for a period of three years following the date on which the stockholder became a 15% stockholder.

We will incur increased costs as a result of operating as a public reporting company, and our management will be required to devote substantial time to new compliance initiatives.

As a public reporting company, we will incur significant legal, accounting and other expenses that we did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002 and rules subsequently implemented by the SEC, have imposed various requirements on public companies, including establishment and maintenance of effective disclosure and financial controls and corporate governance practices. Our management and other personnel will need to devote a substantial amount of time to these compliance initiatives. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time consuming and costly. For example, we expect that these rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance.

We currently have outstanding, and we may, in the future issue instruments which are convertible into shares of common stock, which will result in additional dilution to you.

We currently have an outstanding instrument which is convertible into shares of common stock, and we may need to issue similar instruments in the future. In the event that these convertible instruments are converted into shares of common stock outstanding stock, or that we make additional issuances of other convertible or exchangeable securities, you could experience additional dilution. Furthermore, we cannot assure you that we will be able to issue shares or other securities in any other offering at a price per share that is equal to or greater than the price per share paid by investors or the then current market price.

Item 1B. Unresolved Staff Comments.

None

Item 2. Properties.

Currently the Company leases approximately 4,202 square feet of office space in Phoenix, Arizona, at a monthly rent of $6,480. The lease includes all utilities, was effective September 1, 2019, with a 5 year term.

The Company owns approximately 50 acres in Southern Arizona that is zoned to grow and cultivate medical marijuana flower. The Company is currently utilizing 5 acres which was acquired in May 2017 which includes a 10,000 square foot, state-of-the-art indoor manufacturing facility with 10,000 square feet of additional capacity which passed inspections to operate June 4, 2019 and is currently in production. The facility now totals 20,000 square-feet consisting of 8 flower rooms, just over 1,000 square-feet of nursery space, an upgraded extraction laboratory, for increased manufacturing capabilities. On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD, its now wholly owned subsidiary. The purchase price of the property was $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit in April 2018, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of time. As of September 30, 2019, the Company had paid a total of $600,000 which was deposited in escrow, and classified as a long-term asset on the consolidated balance sheet as of September 30, 2019. As of the date of these financial statements, a total of $600,000 has been deposited in escrow.

Item 3. Legal Proceedings.

From time to time, we may become subject to various legal proceedings that are incidental to the ordinary conduct of its business. Although we cannot accurately predict the amount of any liability that may ultimately arise with respect to any of these matters, it makes provision for potential liabilities when it deems them probable and reasonably estimable. These provisions are based on current information and may be adjusted from time to time according to developments. Other than the foregoing we are not aware of any material litigation.

Item 4. Mine Safety Disclosures.

Not applicable.

PART III

Item 5. Market for Common Equity, Related Stockholder Matters, and Issuer Purchases of Equity Securities.

Market Information

Our common stock is currently quoted on the OTC Bulletin Board. Our common stock has been quoted on the OTC Bulletin Board since November 3, 2011 under the symbol “CDYY.OB.” On November 9, 2012, our symbol was changed to “AIRW.OB” to reflect the Company’s name change. On December 21, 2016 we filed a Form 15-12G and down listed to the OTC Pink sheets. On April 27, 2018, the Company’s ticker symbol was changed to “INLB”. Because we are quoted on the OTC Markets, our common stock may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if it were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our Common Stock per quarter as reported by the OTC Bulletin Board for the quarterly periods indicated below based on our fiscal year end September 30. Our common stock began trading in 2012. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Fiscal Quarter	High	Low

First Quarter (Oct. 1, 2017 – Dec. 31, 2017)	$3.40	$0.252
Second Quarter (Jan. 1, 2018 – Mar. 31, 2018)	2.80	1.80
Third Quarter (Apr. 1, 2018 – Jun. 30, 2018)	4.20	2.20
Fourth Quarter (Jul. 1, 2018 – Sept. 30, 2018)	3.00	1.65

First Quarter (Oct. 1, 2018 – Dec. 31, 2018)	$7.00	$1.50
Second Quarter (Jan. 1, 2019 – Mar. 31, 2019)	$6.00	$3.50
Third Quarter (Apr. 1, 2019 – Jun. 30, 2019)	7.10	2.02
Fourth Quarter (Jul. 1, 2019 – Sept. 30, 2019)	4.99	2.15

Record Holders

As of September 30, 2019, there were 63,643,005 common shares issued and outstanding, which were held by 303 stockholders of record.

Dividends

We have never declared or paid any cash dividends on our common stock nor do we anticipate paying any in the foreseeable future. Furthermore, we expect to retain any future earnings to finance our operations and expansion. The payment of cash dividends in the future will be at the discretion of our Board of Directors and will depend upon our earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

Securities Authorized for Issuance under Equity Compensation Plans

On June 21, 2019, our shareholders voted to approve the 2019 Equity Incentive Plan (the “2019 Plan”). Pursuant to the 2019 Plan, the maximum aggregate number of Shares available under the Plan through awards is the lesser of: (i) 6,000,000 shares, increased each anniversary date of the adoption of the plan by 2 percent of the then-outstanding shares, or (b) 10,000,000 shares. We have 6,000,000 shares available for issuance under the 2019 Plan.

Common Stock

We are authorized to issue 2,000,000,000 shares of Common Stock, $0.0001 par value per share (the “Common Stock”). As of September 30, 2019, there were 63,643,005 shares of Common Stock issued and outstanding. As of January 13, 2020 there were 63,652,620 shares of common stock issued and outstanding.

The holders of our Common Stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by our board of directors. Holders of Common Stock are also entitled to share ratably in all of our assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs.

The holders of shares of our Common Stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% percent of the outstanding Common Stock constitute a quorum at any meeting of shareholders, and the vote by the holders of a majority of the outstanding shares or a majority of the shareholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

Holders of our Common Stock may resell their shares of Common Stock, pursuant to Rule 144 under the Securities Act (“Rule 144”), one year following the date of acquisition of such securities from the Company until such time that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. Holders of our Common Stock may resell their shares of Common Stock, pursuant to Rule 144 six months following the date of acquisition of such securities from the Company or an affiliate of the Company after the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, for a period of at least 90 days immediately before such sale, and has filed all required reports under the Exchange Act (other than reports on Form 8-K) during the preceding 12 months (or such shorter period as the Company was required to file such reports). If the condition set forth above relating to the Company having filed all required reports under the Exchange Act is not satisfied, holders of our Common Stock may resell their shares of Common Stock, pursuant to Rule 144, one year following the acquisition of such securities from the Company or an affiliate of the Company.

Shares of our Common Stock are registered at the office of the Company and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

Convertible Instruments

The following is a description of the material terms of our convertible instruments which remain outstanding as of September 30, 2019:

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”) in which Viridis has agreed to loan the Company up to $2.7 million for the expansion of the Company’s Arizona and Nevada properties (see Note 12). As of September 30, 2018, the Company has received $1,500,000 of proceeds from Viridis in the form of a promissory note. The $1,500,000 proceeds were utilized to acquire a 20% ownership in Strive Management, LLC as described in Notes 1 and 8. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from Nevada operations, until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Nevada operation begins earning revenue. Parties acknowledge that the Company is expected to own only 51% of the Nevada operations, and therefore Viridis’ revenue participation is limited to the Company’s interest.  Initially, interest was charged on the Arizona loan of $1.2 million at an annual rate of 2.9% and the Nevada loan of $1.5 million accrued no interest. On August 27, 2019, Viridis agreed to subordinate its security position in the properties if necessary for future financing. In return, interest will be charged at an annual rate of 6% beginning on August 26, 2019 and Viridis will receive One million shares of the Company’s common stock in tranches upon subordination.

The Company has one convertible note payable with principal balances totaling $20,000 which was due in August 2012, is unsecured, carry an interest rate of 8% and are convertible to common stock at $.50 per share.

Dividends

We have not paid any cash dividends to our shareholders. The declaration of any future cash dividends is at the discretion of our Board of Directors and depends upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Stock Transfer Agent

Our transfer agent is Nevada Agency and Transfer Company, Inc., 50 West Liberty Street, Suite 880 Reno Nevada 89501.

Item 6. Selected Financial Data.

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Forward Looking Statements

You should read the following discussion of our financial condition and results of operations together with our audited consolidated financial statements and interim unaudited condensed consolidated financial statements and notes to such financial statements included elsewhere in this 10-K. The following discussion contains forward-looking statements that involve risks and uncertainties. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about our industry, business and future financial results. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including those discussed under “Item 1A. Risk Factors” and other sections in this 10-K.

Overview

Item 9 Labs produces premium cannabis and cannabis related products in a rapidly growing market. We currently offer more than 300 products that we group in the following categories: flower; concentrates; distillates; and hardware. Our product offerings will continue to grow as we develop new products to meet the needs of the end-users. We make our products available to consumers through licensed dispensaries in Arizona. In just over a year from our first product delivery, Item 9 Labs’ products are now carried in more than 40 dispensaries throughout the state of Arizona.

We believe our past and future success is dependent upon our ongoing ability to understand the needs and desires of the consumers; and we develop and offer products that meet their needs.

The objective of Item 9 Labs is to leverage our assets (tangible and intangible) to fuel the growth of our share of the Arizona cannabis market, as well as expand the geographical reach of our products into markets outside of Arizona, with the ultimate goal of providing comfortable cannabis health solutions to a larger population in a manner that will create value for our shareholders.

We expanded our assets in November 2018 with the acquisition of the majority of the assets of AZ DP Consulting LLC. The acquisition was treated as a business combination for financial reporting purposes. The acquisition was valued at $9,270,000, $1,500,000 in cash and $7,770,000 (3 million shares valued at $2.59/share) of the Company’s restricted common stock. As part of the acquisition, the owner of AZ DP Consulting LLC, Sara Gullickson came aboard Item 9 Labs Corp. as CEO. We acquired numerous web domains, including dispensarypermits.com and dispensarytemplates.com, amongst many others, marijuana business templates, a workforce, tradenames and customer lists. The consulting side of the business provides dispensary application services to its clients, and through the acquisition, provides Item 9 Labs Corp. with synergistic partnerships for growth into new markets. Through nine months of operating the business, we concluded that the assets, as recorded at the acquisition date were impaired. The impairment is included in the results of operations, totaling $5,758,827. Subsequent to year end, in November 2019, Sara Gullickson resigned as CEO. As part of her resignation, she and the Company mutually agreed on an amendment to her employment agreement in which she would cancel and return 2,300,000 shares of the common stock she obtained in the acquisition in exchange for a reduction in the duration of her non-compete agreement from 3 years to 4 months.

Our Arizona cannabis operations saw significant expansion as well, both in our physical and geographic footprint. Our physical footprint expanded with the addition of a 2nd 10,000 square foot facility, more than doubling our cultivation and processing space for Arizona. Our geographic footprint grew as we increased the number of dispensaries our products are offered in, from around 45 at the beginning of the year, to over 70 by the end of the year.

Item 9 Labs Corp. continued its expansion plans into other states during the year as well as we broke ground in Nevada and spent over $3.5 million on our 20,000 square foot cultivation and processing facility.

We will expand into other markets through various methods, and will utilize strategic partnerships as necessary to provide the synergies to assist in our growth. As part of this expansion plan, we acquired land in Pahrump, Nevada to build our second production facility. Through partnerships, we obtained cultivation, production and distribution licenses in the state of Nevada.

Results of Operations

	Year Ended September 30, 2018	Year Ended September 30, 2019

Revenues, net	$1,401,858	$4,933,960
Cost of services	1,018,109	2,556,189
Gross profit	389,749	2,377,771

Operating expenses	1,037,567	12,518,810

Loss from operations	(653,818)	(10,141,039)

Other income	32,643	192,401

Income from disc Ops	21,280	0
Income tax expense	(88,826)	0

Net loss	$(710,001)	$(9,948,638)

Revenues

Total Revenues for the year ended September 30, 2019 were $4,933,960 compared to the revenue for the period ended September 30, 2018 of $1,401,858, an increase of $3,532,102 or 252%. This increase was primarily due to an overall increase in monthly sales as production and demand for our products grew. Management anticipates revenues to continue to grow as the revenue trends are positive month over month.

Costs of Services

Costs of services consist primarily of labor, materials, supplies and utilities. Costs of services as a percentage of revenues was 52% for the year ended September 30, 2019 compared to 73% for the period ended September 30, 2018, consisting of certain costs, predominantly labor and materials increased at a higher rate to ramp up production. Management believes these costs will increase at a much lower rate than revenues and production in future periods, which will lead to higher profit margins than these historical figures illustrate.

Gross Profit

Gross profit for the year ended September 30, 2019 was $2,377,771 compared to $383,749 for the year ended September 30, 2018. The increase was due to the ramp up in operations and continued improvement in the operating capacity of the Company’s cultivation and processing facilities.

Operating Expenses

Total operating expenses for the year ended September 30, 2019 were $12,518,810 compared to $1,037,567 for the year ending September 30, 2018, an increase of $11,481,243. Operating expenses as a percentage of gross profit increased from 270% to 526% for the periods compared. Management believes this ratio will decrease going forward as the expectation is that revenues will continue to grow at a much higher rate than operating expenses. $5,758,827 of the Company’s operating expenses for the year ended September 30, 2019 are a loss on impairment of goodwill and other intangible assets, and $376,430 is a provision for bad debt, both items that management does not believe to be indicative of future results. Additionally, $1,067,617 of the Company’s operating expenses in 2019 were paid through the issuance of shares of common stock of the Company compared to $103,774 in 2018. The loss on impairment was determined by comparing the fair value of the acquired assets as of September 30, 2019 to the carrying amounts recorded on the consolidated financial statements. The Company utilized the projected future cash flows of the acquired assets and a weighted average cost of capital of 11.4% to calculate the estimated fair value of the assets.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Liquidity and Capital Resources

Our primary need for liquidity is to fund working capital requirements of our business, capital expenditures, acquisitions, debt service, and for general corporate purposes. Our primary source of liquidity is funds generated by financing activities and from private placements. Our ability to fund our operations, to make planned capital expenditures, to make planned acquisitions, to make scheduled debt payments, and to repay or refinance indebtedness depends on our future operating performance and cash flows, which are subject to prevailing economic conditions and financial, business and other factors, some of which are beyond our control.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the accompanying consolidated financial statements, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017, and continue to grow as of the date of these consolidated financial statements. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company will expand into additional markets outside of Arizona, with construction of a cultivation and processing facility well underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

As of September 30, 2019, the Company had $574,943 of cash and restricted cash and working capital of $(4,174,962) (current assets minus current liabilities), compared with $1,674,266 of cash and $2,054,260 of working capital as of September 30, 2018. The decrease of $6,229,222 in our working capital and $1,099,323 in cash was primarily due to investing in construction projects in Arizona and Nevada totaling $6,006,764, acquisition outlays of $1,500,000 and increase in deferred costs of $1,317,816. This was offset by stock sales totaling $5,885,003 and the issuance of debt of $3,251,714. The Company is an early stage growth company. It is generating cash from sales and is investing its capital reserves in current operations and new acquisitions that will generate additional earnings in the long term. The Company expects that its cash on hand and cash flows from operations, along with private and/or public financing, will be adequate to meet its capital requirements and operational needs for the next 12 months.

Cash Flows

The following table summarizes the sources and uses of cash for each of the periods presented:

	Year Ended September 30,	Year Ended September 30,
	2018	2019
Net cash used in operating activities	$(972,263)	$(2,393,428)
Net cash used in investing activities	(362,881)	(7,842,612)
Net cash provided by financing activities	2,995,550	9,136,717

Net increase (decrease) in cash and cash equivalents	$1,660,406	$(1,099,323)

Operating Activities

During the year ended September 30, 2019, operating activities used $2,393,428 of cash, primarily resulting from a net loss of $9,948,638 and net cash used in operating assets and liabilities of $260,815. There was significant non-cash activity that contributed to the net loss totaling $7,816,025 including a loss on impairment of $5,578,827, depreciation and amortization of $676,134, provision for bad debt of $376,430 and compensation paid in the form of stock of $1,067,617. Cash used by changes in operating assets and liabilities was primarily due to an increase in deferred costs of $1,317,816, and accounts receivable of $339,644, offset by an increase in accounts payable of $351,036, accrued interest of $663,827 and accrued expenses of $298,609.

During the year ended September 30, 2018, operating activities used $972,263 of cash, primarily resulting from a net loss of $688,721 and net cash used in operating assets and liabilities of $402,870. Cash used by changes in operating assets and liabilities was primarily due to an increase in accounts payable of $57,660, accrued payroll of $36,733, and accrued income tax of $88,826, offset by an increase in deferred costs of $577,681.

Investing Activities

During the year ended September 30, 2019, investing activities used $7,842,612 of cash, consisting primarily of payments totaling $6,006,764 in purchases of property and equipment, $400,000 in deposits made on a land acquisition, and $1,500,000 in acquisition outlays offset by $115,000 in cash received on short-term notes receivable.

During the year ended September 30, 2018, investing activities used $362,881 of cash, consisting primarily of payments totaling $340,244 in purchases of property and equipment, $200,000 in deposits made on a land acquisition, and $210,000 in extending notes receivable offset by $300,000 in cash received on the sale of Airware assets.

Financing Activities

During the year ended September 30, 2019, financing activities provided $9,136,717, which included proceeds from the sale of common stock of $5,885,003 and cash proceeds from notes payable of $3,251,714.

During the year ended September 30, 2018, financing activities provided $2,995,550, which included proceeds from the sale of common stock of $1,495,550 and cash proceeds from a note payable of $1,500,000.

Anticipated Capital Requirements

We estimate that our capital requirements to implement our expansion plan over the next 18 months will be approximately $15,000,000 as described in the table below. These estimates may change significantly depending on the nature of our future business activities, expansion rollout, identification of suitable acquisition targets, and our ability to raise capital necessary to conduct the aforementioned activities. We further anticipate incurring additional costs and expenses for accounting, legal, and other miscellaneous fees relating to compliance with SEC requirements.

Description	Estimated Expenses
Legal, Accounting & Other Registration Expenses	$350,000
Costs Associated with Being a Public Company	240,000
Trade Shows and Travel	50,000
Website Development	40,000
Rent	170,000
Advertising and Marketing	600,000
Staffing	2,750,000
General Working Capital	400,000
Cash Reserves	1,500,000
Business Acquisitions and Construction	7,000,000
License Applications	1,900,000
Total	$15,000,000

Given that our cash needs are strongly driven by our growth requirements, we also intend to maintain a cash reserve for other risk contingencies that may arise.

We intend to meet our cash requirements for the next 12 months through the use of the cash we have on hand and through business operations, future equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. We currently do not have any other arrangements in place to complete any private placement financings and there is no assurance that we will be successful in completing any such financings on terms that will be acceptable to us.

Off-Balance Sheet Arrangements

We are not currently a party to, or otherwise involved with, any off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles (“GAAP”) and the Company’s discussion and analysis of its financial condition and operating results require the Company’s management to make judgments, assumptions and estimates that affect the amounts reported in its consolidated financial statements and accompanying notes. Note 1, “Description of Business and Summary of Significant Accounting Policies,” of the Notes to Consolidated Financial Statements included in this 10-K, describes the significant accounting policies and methods used in the preparation of the Company’s consolidated financial statements. Management bases its estimates on historical experience and on various other assumptions it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates, and such differences may be material.

Management believes the Company’s critical accounting policies and estimates are those related to revenue recognition. Management considers these policies critical because they are both important to the portrayal of the Company’s financial condition and operating results, and they require management to make judgments and estimates about inherently uncertain matters. The Company’s management has reviewed these critical accounting policies and related disclosures.

Principles of Consolidation – The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities in which the Company is the primary beneficiary. Intercompany balances and transactions have been eliminated.

Use of Estimates – The preparation of financial statements in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. Significant estimates of the Company include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. Due to the uncertainties in the formation of accounting estimates, and the significance of these items, it is reasonably possible that these estimates could be materially changed in the near term.

Fair Value of Financial Instruments – The carrying value of the Company’s financial instruments, consisting of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their short term to maturity.  The Company’s long-term receivable resulting from the sale of Airware, notes receivable and notes payable were discounted to its estimated fair value.

Revenue – The majority of the Company’s revenue is associated with a customer contract that represents an obligation to perform services that are delivered at a single point in time.  Any costs incurred prior to the period in which the services are performed to completion are deferred and recognized as cost of services in the period in which the performance obligations are completed. Since the majority of the Company’s revenue is generated from one customer contract, the Company does not have material contract assets or liabilities that fall under ASC 606. For the year ended September 30, 2019, 90% of the Company’s revenue was generated for performance obligations completed in the State of Arizona and in 2018, 100% of the Company’s revenues was generated for performance obligations completed in the State of Arizona.

Intangible Assets Subject to Amortization – Intangible assets include trade name, customer relationships, website, and intellectual property obtained through a business acquisition. Intangible assets acquired in a business combination are recognized at fair value using generally accepted valuation methods deemed appropriate for the type of intangible assets acquired. Intangible assets with finite lives are amortized over their estimated useful life and are reported net of accumulated amortization, separately from goodwill.

Goodwill – Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net tangible and intangible assets acquired. Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable.

Income Taxes – The Company accounts for income taxes under FASB ASC 740, Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company has net operating loss carryforwards in excess of $27,000,000, though a portion of those losses will likely be disallowed due to the merger with BSSD Group, LLC and none of the carryforwards can be utilized until the Company is profitable. Due to these facts, the Company has decided to reserve for 100% of any deferred tax asset it may be entitled to.

The Company files income tax returns in the U.S. federal jurisdiction and the State of Arizona. The Company is subject to U.S. federal, state, and local income tax examinations by tax authorities. All periods beginning on or after January 1, 2014 are open to examination by taxing authorities. The Company believes it has no tax positions for which the ultimate deductibility is highly uncertain.

Stock-Based Compensation – The Company follows the guidelines in FASB Codification Topic ASC 718-10 “Compensation-Stock Compensation”, which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options and employee stock purchases related to an Employee Stock Purchase Plan based on the estimated fair values.

Earnings (Loss) Per Share – Basic earnings per share does not include dilution and is computed by dividing loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Dilutive securities are not included in the weighted average number of shares when inclusion would be anti-dilutive.

At September 30, 2019, there were 656,112 shares underlying convertible notes payable, warrants and options.

Recently Issued Accounting Pronouncements

Adopted

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350). The update simplifies the process for assessing goodwill for impairment. The amended guidance removes the second step that was previously required. ASU 2017-04 is effective for us for the fiscal year ending September 30, 2021, with early adoption permitted for periods beginning after January 1, 2017. The Company adopted ASU 2017-04 on October 1, 2018.

Pending Adoption

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update improves financial reporting about leasing transactions by requiring a lessee to record on the balance sheet the assets and liabilities for the rights and obligations created by lease terms of more than 12 months. We will adopt ASU 2016-02 in the first quarter of 2019 and are in the process of aggregating and evaluating lease arrangements and implementing new processes. Although we are still in the process of evaluating the impact of adoption of the ASU on our consolidated financial statements, we currently believe that the most significant change will be related to the recognition of a right-of-use asset and lease liability on our balance sheet for our real estate operating lease. The impact on our results of operations and cash flows is not expected to be material.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), which provides guidance on measuring credit losses on financial instruments. The amended guidance replaces current incurred loss impairment methodology of recognizing credit losses when a loss is probable with a methodology that reflects expected credit losses and requires a broader range of reasonable and supportable information to assess credit loss estimates. ASU 2016-13 is effective for us on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the provisions of this amended guidance; however, the adoption of the standard is not expected to have a material effect on our consolidated financial statements.

There have been no other recent accounting pronouncements or changes in accounting pronouncements that have been issued but not yet adopted that are of significance, or potential significance, to us.

Seasonality

We do not expect our sales to be impacted by seasonal demands for our products and services. Also, due to the fact we use indoor grow space, seasonality should not have any impact on our cultivation operations.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk.

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Item 8. Financial Statements and Supplementary Data.

Reference is made to our consolidated financial statements beginning on page F-1 of this report.

Item 9. Changes In And Disagreements with Accountants on Accounting and Financial Disclosure.

On January 7, 2020, Item 9 Labs Corp., a Delaware corporation (the “Company”) dismissed D. Brooks and Associates CPAs, P.A. (“D. Brooks and Associates”) as the independent registered public accountant and appointed Semple, Marchal & Cooper, LLP (“Semple”) as the Company’s independent registered public accounting firm as of January 7, 2020. The decisions to appoint Semple and dismiss D. Brooks and Associates were approved by the Board of Directors of the Company on January 7, 2020.

D. Brooks and Associates report on the consolidated financial statements of the Company for the years ended September 30, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and through January 7, 2020, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such periods.

For the year ended September 30, 2018 and through January 7, 2020, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to January 7, 2020, the Company did not consult with Semple regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9A. Controls and Procedures.

a) Evaluation of Disclosure Controls and Procedures

We conducted an evaluation, under the supervision and with the participation of our management, of the effectiveness of the design and operation of our disclosure controls and procedures. The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended (“Exchange Act”), means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission's rules and forms. Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company's management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure. Based on this evaluation, our principal executive and principal financial officers concluded as of September 30, 2019 that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses in our internal controls over financial reporting discussed immediately below.

Identified Material Weakness

A material weakness in our internal control over financial reporting is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected.

Management identified the following material weakness during its assessment of internal controls over financial reporting:

Personnel: We need to add staff in the accounting department to allow for timely reporting and segregation of duties amongst personnel.

(b) Management's Report on Internal Control Over Financial Reporting.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934.  Our internal control over financial reporting is a process designed by, or under the supervision of, our CEO and CFO, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America (GAAP).  Our internal control over financial reporting includes those policies and procedures that: (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and disposition of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with authorization of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of September 30, 2019.  In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in the 2013 Internal Control-Integrated Framework.  Based on its evaluation, management has concluded that the Company’s internal control over financial reporting was not effective as of September 30, 2019.

Pursuant to Regulation S-K Item 308(b), this Annual Report on Form 10-K does not include an attestation report of our company’s independent registered public accounting firm regarding internal control over financial reporting.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate. A control system, no matter how well designed and operated can provide only reasonable, but not absolute, assurance that the control system’s objectives will be met.  The design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their cost.

c) Changes in Internal Control over Financial Reporting

During the three months ended September 30, 2019, there were no changes in our internal controls over financial reporting during this fiscal quarter that materially affected, or is reasonably likely to have a materially affect, on our internal control over financial reporting.

ITEM 9B. Other Information.

There were no disclosures of any information required to be filed on Form 8-K during the three months ended September 30, 2019 that were not filed.

PART III

Item 10. Directors, Officers, and Corporate Governance.

The following table sets forth certain information regarding our current executive officers and directors as of January __, 2020:

Name	Age	Position
Andrew Bowden	32	Chief Executive Officer and Director
Bobby Mikkelsen	38	Chief Financial Officer, Secretary, Treasurer
Bryce Skalla	38	President and Director
Jeffrey Rassas	57	Chief Strategy Officer, Director
Chris Wolven	37	Chief Operating Officer
Ronald L. Miller, Jr.	55	Executive Chairman

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board. All officers and directors listed above will remain in office until the next annual meeting of our stockholders, and until their successors have been duly elected and qualified. There are no agreements with respect to the election of Directors. Our Board of Directors appoints officers annually and each executive officer serves at the discretion of our Board of Directors.

Except Mr. Miller, as set forth in his biography below, none of the directors held any directorships during the past five years in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such act, or of any company registered as an investment company under the Investment Company Act of 1940.

Director and Officer Biographical Information

Andrew Bowden

Chief Executive Officer of Item 9 Labs Andrew Bowden is bringing extensive experience with multitier Investment strategies in Real Estate, Software and sustainable investments. As CEO and co-founder of Bowden Investment Group for the previous 7 years Andrew brings his business experience and leadership to the forefront of Item 9 Labs. Andrew is also skilled and experienced with fundraising and partnering efforts which will extend our current portfolios with the right strategic partnerships.

Bobby Mikkelsen

Robert E. Mikkelsen is a Certified Public Accountant (CPA) in the State of Arizona and received his Bachelors degree in accounting in 2004 from the Eller College of Business, University of Arizona. After graduating from The Eller College of Business, Mr. Mikkelsen went on to work as an auditor for Henry & Horne, LLP in Arizona. Moving up the ranks quickly to Audit Manager, Mr. Mikkelsen utilized his analytical thinking and problem-solving skills to implement effective and efficient changes to the audit process as well as add value to the clients he served. Mr. Mikkelsen has worked with a client base that is diverse in both size and industry, working with small non-profits, large government agencies, and medium sized business, including those in health care, mental health, and pharmaceutical industries. After 11 years, in January 2016, Mr. Mikkelsen started his own firm, Mikkelsen CPA, LLC which focuses on serving clients in various industries with accounting, tax, and CFO Solutions. Mr. Mikkelsen is a member of the American Institute of Certified Public Accountants.

Bryce Skalla

As President of Item 9 Labs Corp, Bryce Skalla manages the Company’s day-to-day business operations. Prior to the Airware merger, Mr. Skalla was the co-founder & CEO of Item 9 Labs. As one of the founders and architects of Item 9’s business model, Mr. Skalla was instrumental in establishing Item 9 Labs as one of Arizona’s leading cannabis consulting companies and producers of high quality medical marijuana flower and products over the course of three years. During that period, he designed, developed, and capitalized on strategic opportunities, taking Item 9 from a 1,000 square-foot Caregiver Cultivation warehouse into the highly regulated Arizona Medical Marijuana industry with fifty acres zoned for cultivation.

Previously, Mr. Skalla operated a professional consulting firm focused around business solutions, from advertising and marketing services, to business structure and development. Mr. Skalla’s decision to enter the industry followed a diagnosis with a serious medical condition where he received Interferon, the most accepted medical treatment at the time. During this long and arduous treatment, he experienced firsthand the benefits of medical marijuana, which enabled him to successfully complete his medical regimen. Since this life changing experience, Mr. Skalla has dedicated himself to the normalizing and furthering of the education and use of medical cannabis.

Mr. Skalla obtained a certification in psychiatric rehabilitation from the Association of Psychiatric Rehabilitation Practitioners in 2008.

Jeffrey Rassás

Mr. Rassás serves as Executive Chairman of Item 9 Labs Corp. where he previously served as Chief Strategy Officer since April, 2018. Mr. Rassás is charged with guiding the Company’s strategic growth and advising the CEO and management team. Mr. Rassás is a twenty-year veteran of entrepreneurial ventures and business management. He has extensive experience in funding, leading, developing and performing corporate turnarounds for numerous private and public start-up ventures, across a variety of industries. Mr. Rassás served as CEO, President and Chairman of the Board of Airware Labs Corp since December 2012 Mr. Rassás served as CEO and Chairman of the Board of YouChange Holdings Corp, a publicly traded company on the OTC:QB trading symbol ticker YCNG. Mr. Rassás served as CEO of Global Alerts, a holding company for Earth911.com, Amberalert.com and Pets911.com, later merging with YouChange Holdings Corp and acquiring Quest Recycling to form Quest Resource Holdings Corporation now trading on NASDAQ under the ticker symbol, QRHC

Prior to these executive-level posts, Mr. Rassás was Co-chairman and CEO of ImproveNet, Inc., which he acquired through a merger in 2002, and later sold to IAC/InterActiveCorp (IACI). In addition, Mr. Rassás served as founder, CEO, and Chairman of the Board of EBIZ Enterprises, a publicly traded Linux solutions provider.

Chris Wolven

As Chief Operating Officer (COO) of Item-9 Labs Corp., Mr. Wolven provides the leadership, management and vision necessary to ensure that the company has the proper operational controls, administrative and reporting procedures, people and systems in place to effectively grow the organization and ensure financial strength and operating efficiency.  Mr. Wolven is  a 24-year restaurant industry expert, his extensive experience as a Regional Brand Chef with Fox Restaurant Concepts earned him world-class skills in analysis, strategy, and management. His time with Fox Restaurant Concepts found him working in a multi-unit, operational role, planning and executing successful, scaled business models. In that time, Mr. Wolven efficiently navigated the heavily regulated restaurant industry by adhering to regulations regarding the Health Department, OSHA, and cash management procedures. He was responsible for operations and food development for seven of the 15 brands under Fox Restaurant Concepts, spanning ten locations with over 1,000 employees. He oversaw creative development, financial planning, operational wellbeing, as well as the building and implementation of systems.

Mr. Wolven participated in over 60 restaurant openings across 13 states, and his region regularly brought in over $50 million in annual revenue. Through data analysis and strategic planning, he has time and time again lead ambitious teams to successfully write and implement some of the best business models in the restaurant industry

Ronald L. Miller, Jr.

Mr. Miller has served as Vice President, Chief Financial Officer, and Secretary of THAT’S EATERTAINMENT CORP., or TEC, since December 2015. Mr. Miller has been a principal of a predecessor and current subsidiary of TEC since February 2014 and has served as its Chief Financial Officer since April 2015. Mr. Miller also has served as a director and Chairman of the Audit Committee of Quest Resource Holding Corporation since October 2012. Quest is publicly traded on Nasdaq under the ticker symbol QRHC. Mr. Miller served as a director of one of Quest’s predecessors, Earth911, from July 2010 to October 2012. Mr. Miller served as Chief Executive Officer of Southwest Capital Partners , LLC, an investment banking firm, from September 2009 to March 2015. He served as a Managing Director of CKS Securities LLC, an investment banking firm, from February 2010 to December 2011. Mr. Miller served as Vice Chairman of Miller Capital Markets, LLC, a Scottsdale, Arizona headquartered boutique investment banking firm from May 2009 to August 2009. He served as Chief Executive Officer of Alare Capital Partners, LLC, a Scottsdale-based investment banking and strategic advisory firm, from September 2005 to May 2009. From 2001 to 2005, Mr. Miller served as a Managing Director of The Seidler Companies Incorporated, an investment banking firm and member of the NYSE. Mr. Miller served from 1998 to 2001 as a Senior Vice President and was instrumental in the opening of the Phoenix, Arizona office of Wells Fargo Van Kasper. From 1994 to 1998, Mr. Miller served as Senior Vice President of Imperial Capital, and from 1993 to 1994, was associated with the Corporate Finance Department of Ernst & Young. Mr. Miller began his career in the M&A department of PaineWebber, Inc.

Identification of Significant Employees

We have no significant employees other than our officers and directors.

Family Relationship

We currently do not have any officers or directors of our Company who are related to each other, with the exception of Mr. Wolven who is the son in law of Mr. Rassas.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

(1) had a petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) has been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (3)(i) above, or to be associated with persons engaged in any such activity;

(5) has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. The Committees were formed in June 2019. The Audit and Compensation Committees are comprised of at least one non-employee, independent director and two additional directors. The Nominating and Corporate Governance Committee has one independent director and one management director. The discussion below describes current membership for each of the standing Board committees.

Audit Committee	Compensation Committee	Nominations and Governance
Ronald Miller (Chairman)	Andrew Bowden	Ronald Miller (Chairman)
Andrew Bowden	Ronald Miller (Chairman)	Andrew Bowden
Jeffrey Rassas	Bryce Skalla

Audit Committee and Audit Committee Financial Expert

On June 21, 2019, the Company established an audit committee and adopted its audit committee charter. The Company does have an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors have sufficient financial expertise for overseeing financial reporting responsibilities.

The Company's audit committee should consist of two independent members of the board of directors. The audit committee's duties include, but are not limited to, recommending to the Company's board of directors the engagement of an independent registered public accounting firm to audit the Company's financial statements and to review the Company's accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company's board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Code of Conduct and Ethics

On June 21, 2019, the Company's Board of Directors established and adopted a Code of Conduct and Ethics (the "Code") that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.

Item 11. Executive Compensation.

Compensation of Officers Summary Compensation Table

The following tables set forth certain information about compensation paid, earned or accrued for services by our executive officers in the fiscal years ended September 30, 2019, and September 30, 2018.

A summary of cash and other compensation paid  in accordance with management consulting contracts for our executives and directors for the most recent two years is as follows:

Name and Principal					Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other compensation	Total
Position	Title	Year	Salary ($)	Bonus ($)	($)	($)	($)	($)	($)	($)
(a)		(b)	(c)	(d)	(e)	(f)(9)	(g)	(h)	(i)	(j)
Andrew Bowden (1)	CEO and Director	2018	$0	$0	$0	$0	0	0	0	$0
		2019	$12,000	$0	$0	$0	0	0	0	$12,000
Robert Mikkelsen(2)	CFO, Secretary	2018	$9,998	$0	$0	$0	0	0	0	$9,998
	and Treasurer	2019	$119,808	$0	$0	$0	0	0	0	$119,080
Bryce Skalla (3)	President and	2018	$66,773	$0	$0	$9,054	0	0	0	$75,827
	Director	2019	$170,758	$0	$0	$0	0	0	0	$170,758
Jeffrey Rassas (4)	Director,	2018	$149,045	$0	$0	$9,054	0	0	0	$158,099
	CSO	2019	$206,051	$0	$0	$0	0	0	0	$206,051
Chris Wolven(5)	COO	2018	$0	$0	$0	$0	0	0	0	$0
		2019	$109,616	$0	$0	$0	0	0	0	$109,616
Ronald L. Miller Jr.(6)	Director (Chairman)	2018	$0	$0	$0	$9,054	0	0	0	$9,054
		2019	$16,000	$0	$0	$0	0	0	0	$16,000
Sara Gullickson(7)	Former CEO and Director	2018	$31,250	$0	$0	$0	0	0	0	$31,250
		2019	$161,538	$0	$0	$0	0	0	0	$161,538
Jessica Smith (8)	Former CFO	2018	$57,500	$0	$0	$0	0	0	0	$57,500
		2019	$30,000	$0	$0	$0	0	0	0	$30,000

Notes to Summary Compensation Table:

(1)	Bowden has been a director since September 11, 2018 and CEO since November 18, 2019; Bowden received no cash compensation during fiscal year 2018. In 2019, Bowden received monthly cash of $2,000 for services on the board. Upon appointment as CEO, Bowden receives a salary of $200,000.

(2)	On October 15, 2018, Mikkelsen accepted the position of CFO with an annual salary of $130,000. Mikkelsen was compensated in 2018 for services provided to the company under a consulting agreement.

(3)	On March 26, 2018, Skalla was accepted the position of CEO then moved to the position of President on November 26, 2018. Mr. Skalla’s current annual salary is $187,000. Mr. Skalla was also granted $7,500 in stock options on May 8, 2018.

(4)	On July 16, 2013, the Company entered into a Severance Agreement (the “Agreement”) with Jeffrey Rassas, the Company’s Chief Executive Officer (“Mr. Rassas”) pursuant to which Mr. Rassas will be entitled to the following severance benefits: (i) the Company shall pay to Mr. Rassas his base salary for a period of 12 months following termination without cause; (ii) Mr. Rassas shall be paid any earned and unpaid bonus due; and, (iii) and all unvested stock-based compensation held by Mr. Rassas shall vest as of the date of termination. The preceding description of the Agreement is a brief summary of its terms and does not purport to be complete, and is qualified in its entirety by reference to the Severance Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on July 16, 2013 and is incorporated herein by reference. Rassas was also granted $7,500 in stock options on May 8, 2018.

(5)	In January 2019, Wolven accepted the position of COO with an annual salary of $150,000. Wolven’s compensation includes $25,000 in stock options vesting every 90 days.

(6)	On May 8, 2018, Miller was granted stock options totaling $7,500. Miller received no cash compensation during the fiscal year 2018, though beginning in January 2019 receives $2,000 for service on the board.

(7)

On November 26, 2018, the Company entered into an Employment Agreement with Gullickson for a term of 3 years at a base salary of $200,000 per year with incentive and performance bonuses. On November 15, 2019, Gullickson voluntarily resigned as CEO and director of the Company. Gullickson and the Company mutually agreed to amend the terms of the employment agreement and non-competition agreement between Ms. Gullickson and the Company dated November 26, 2018 pursuant to which (i) the non-competition period shall be reduced from three (3) years to four (4) months; (ii) Ms. Gullickson shall receive her full salary and health benefits for four (4) months from the resignation date (a significantly reduced period of time); and (iii) Ms. Gullickson shall cancel and return to treasury an aggregate amount 2,300,000 restricted shares of Company Common Stock.

(8)

On September 20, 2012, the Company entered into an agreement with a company owned by its former CFO for her services as CFO on a contract basis in exchange for a fixed monthly fee; Ms. Smith resigned effective October 15, 2018.

(9)	On May 8, 2018, the Company granted 22,500 stock options to board members. The options are exercisable at $2.40 per share with a ten year term. The options will vest equally over three years unless there is a change of control of the Company. The Company has calculated the estimated fair market value of the options granted using the Black-Scholes Option Pricing model and the following assumptions: stock price at valuation, $2.40, expected term of 10 years, exercise price of $2.40, a risk free interest rate of 1.41%, a dividend yield of 2.99% and a volatility of 34.72%.

Consulting Agreements, Employment Agreements and Other Arrangements

Other than the foregoing as set forth in the Notes to Summary Compensation Table, the Company has no agreement that provides for payment to executive officers at, following, or in connection with the resignation, retirement or other termination, or a change in control of Company or a change in any executive officer's responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes the outstanding equity awards to our executive officers and directors as of September 30, 2019.

OPTION AWARDS*
Name	Number of Common Shares Underlying Unexercised Options (#) Exercisable	Number of Common Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Andrew Boden	nil	nil	nil	—	—
Total	nil	nil	nil	—	—
Robert Mikkelsen	nil	nil	nil	—	—
Total	nil	nil	nil	—	—
Bryce Skalla	0	7,500	nil	$2.40	5/8/2028
Total	nil	7,500	nil	—	—
Jeffrey Rassas	33,334	16,667	nil	$6.00	1/25/2023
	5,556	11,112	nil	$2.20	10/4/2023
	5,556	11,112	nil	$5.00	9/5/2024
	0	7,500	nil	$2.40	5/8/2028
Total	44,446	38,889	nil	—	—
Chris Wolven	nil	nil	nil	—	—
Total	nil	nil	nil	—	—
Ronald L. Miller, Jr.	nil	7,500	nil	$2.40	5/8/2028
Total	nil	7,500	nil	—	—
Sara Gullickson (1)	nil	nil	nil	—	—
Total	nil	nil	nil	—	—

*There are 294,991 total options outstanding as of September 30, 2019

(1) Gullickson resigned November 15, 2019

Stock Option Plan and other Employee Benefits Plans

On June 21, 2019, our board and shareholders voted to approve the 2019 Equity Incentive Plan (the “2019 Plan”). Pursuant to the 2019 Plan, the maximum aggregate number of Shares available under the Plan through awards is the lesser of: (i) 6,000,000 shares, increased each anniversary date of the adoption of the plan by 2 percent of the then-outstanding shares, or (b) 10,000,000 shares. We have 6,000,000 shares available for issuance under the 2019 Plan as of September 30, 2019.

Compensation of Directors

As of September 30, 2018, there was no cash compensation paid to directors for their service on our board of directors, however, beginning in January 2019 independent board members began to receive $2,000 per month for service on the board.

Compensation Committee

On June 21, 2019, the Company's Board of Directors established a compensation committee of the Board of Directors and adopted a Compensation Committee Charter. The Compensation Committee is made up of three members, two of which are independent members of the Board of Directors, each of whom will serve for a term of one year. The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities related to the Company's compensation structure and compensation, including equity compensation, if any, paid by the Company.

Code of Ethics

Our Board of Directors adopted a Code of Conduct and Ethics (the "Code") on June 21, 2019, which applies to our officers, directors and employees. The purpose of the Code is to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities and Exchange Commission ("SEC") or NASDAQ, and in other public communications made by the Company;
•	compliance with applicable laws and governmental rules and regulations;
•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
•	accountability for adherence to the Code.

A copy of the Code has been filed previously as Exhibit 14.1 to our Form 10 and is incorporated herein by reference.

Item 12. Security Ownership of Certain Beneficial Owners and Management Related Shareholder Matters.

The following tables set forth, as of January 13, 2019, certain information concerning the beneficial ownership of our capital stock by:

•	each stockholder known by us to own beneficially 5% or more of any class of our outstanding stock;
•	each director;
•	each named executive officer;
•	all of our executive officers and directors as a group; and
•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

As of September 30, 2019, the Company had authorized 2,000,000,000 shares of common stock, par value $0.0001, of which there were 63,643,005 shares of common stock outstanding. As of January 13, 2020, the authorized stock remained the same and there were 63,652,620 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of January 13, 2020 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

Security Ownership of Certain Beneficial Owners & Management

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership (1)
Directors and Officers: (1)
Andrew Bowden (2)	5,200,000	8.17%

Robert Mikkelsen(3)	0	0.00%
Ronald L. Miller, Jr. (4)	32,501	0.05%
Bryce Skalla (5)(9)	5,217,036	8.67%

Jeffrey Rassas (6)	1,833,349	2.88%

Christopher Wolven (7)	278,845	0.44%

All directors and officers as a group (6 people)	12,561,731	20.21%

Beneficial Shareholders greater than 5%
Stockbridge Enterprises LP (8)
7377 E Doubletree Ranch Rd Suite 200	4,884,048	7.67%
Scottsdale, AZ 85258
Sean Dugan (9)	8,144,712	12.80%

Mark Murro III (9)	6,227,044	9.78%

Andrew Poirier (9)	7,618,045	11.97%

Carlos Curiel (9)	4,026,924	6.33%

(1) Applicable percentage of ownership is based on 63,652,620 shares of common stock outstanding on January 13, 2020. Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of common stock within 60 days of January 13, 2020, for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days January 13, 2020, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our common stock is our only issued and outstanding class of securities eligible to vote. Unless otherwise stated, all shareholders can be reached at mailing address 2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(2) Andrew Bowden has been Chief Executive Officer since November 18, 2019 and a Director of the Company since September 11, 2018. Mr. Bowden’s beneficial ownership consists of 200,000 shares purchased via private placement in March 2018 by EBAB, LLC, which is controlled by Mr. Bowden, and 5,000,000 shares purchased by Viridis Group I9 Capital LLC, an entity controlled by Mr. Bowden pursuant to the Purchase Agreement dated October 17, 2018.

(3) Robert Mikkelsen is the Company’s CFO, Secretary and Treasurer. His beneficial ownership includes 0 shares of restricted common stock.

(4) Ronald L. Miller, Jr. is a Director of the Company and Chairman of the Board. Mr. Miller’s beneficial ownership includes 30,000 shares issuable upon exercise of stock options which have vested as of the day of this report and 2,501 total shares purchased in May 2014, some of which were purchased by Windsor Westfield Management, LLC and some by Chickamauga Enterprises, L.P. Both companies are indirectly controlled by Mr. Miller. The remaining 376 shares are held directly by Mr. Miller.

(5) Bryce Skalla is the Company’s President and Director. Mr. Skalla’s beneficial ownership consists of 5,003,878 shares of restricted common stock held in his name and 500,000 shares held by a minor.

(6) Jeffrey Rassas is Chief Strategy Officer and Director. The shares are held by Hayjour Family Limited Partnership, an entity controlled by Mr. Rassas, as such Mr. Rassas’ beneficial ownership includes: 1,788,903 shares of restricted common stock and 44,446 shares issuable upon the exercise of stock options which have vested as of the date of this report.

(7) Christopher Wolven is Chief Operating Officer and his beneficial ownership consists of 278,845 shares of common stock.

(8) Stockbridge Enterprises LP is an Arizona limited partnership controlled by Mitchell A. Saltz, Chairman and Managing Partner.

(9) Skalla, Dugan, Murro, Poirier and Curiel were members of BSSD. On March 20, 2018, the Company closed on an Agreement and Plan of Exchange to acquire all of the membership interests of BSSD in exchange for newly issued restricted shares of the Company’s common which were distributed pro-rata to the BSSD members.

Item 13. Certain Relationships and Related Transactions, and Director Independence.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of common stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, Andrew Bowden, Bryce Skalla and Jeffrey Rassas are not independent directors because each is also an executive officer of the Company. According to the NASDAQ definition, Ronald L. Miller, Jr. is our sole independent director at this time. All current directors are or may become in the future shareholders of the Company.

Related Party Transactions

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

As discussed in Note 12, the Company has entered into an agreement as of April 20, 2018 for the purchase of land. The land owner is one of the original members of BSSD and a current employee of the Company.

As discussed in Note 14, on May 8, 2018, the Company issued 22,500 options for the purchase of common stock to three board members.

As discussed in Notes 8 and 12, the Company has entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis. The member of Viridis was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

On August 7, 2018, the Company issued our Company president 33,356 shares of common stock valued at $100,000 as required under a contractor agreement (see Note 12).

As discussed in Note 2, the Company issued 3,000,000 of restricted common stock as part of the asset purchase agreement dated November 26, 2018.

During the year ending September 30, 2019, the Company issued 5,000,000 shares of restricted common stock to Viridis I9 Capital LLC, an LLC in which board Director and CEO, Andrew Bowden is a member of. The sales price was $1.00 per share with net proceeds of $5,000,000.

The Company has a construction management agreement with the Viridis Group to oversee the Nevada construction project totaling $20,000 monthly. The Company owes Viridis $60,000 for these services as of September 30, 2019.

As discussed in Note 12, the Company has a lease agreement with VGI Capital LLC. A member of VGI Capital was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

Included in our accounts payable balance is approximately $185,000 in amounts due to related parties.

Other than the foregoing, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•	Disclosing such transactions in reports where required;

•	Disclosing in any and all filings with the SEC, where required;

•	Obtaining disinterested directors consent; and

•	Obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 14. Principal Accounting Fees and Services.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company's financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended September 30, 2019, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged Semple, Marchal & Cooper, LLP (“Semple”) as the Company’s registered independent public accounting firm as of January 7, 2020. The decisions to appoint Semple and dismiss D. Brooks and Associates (“D. Brookes”) were approved by the Board of Directors of the Company on January 7, 2020.

Semple was engaged to perform an annual audit of the Company’s financial statements for the fiscal year ended September 30, 2019. Previously the Audit Committee engaged D. Brooks to perform an annual audit of the Company’s financial statements for the fiscal years ended September 30, 2018. The following is the breakdown of aggregate fees paid to D. Brooks and Semple for the last two fiscal years:

	For Fiscal Year Ended September 30, 2019		For Fiscal Year Ended September 30, 2018
Audit Fees		$37,050		$36,998
Audit-related fees		$2,425		$75
Tax Fees (Paid to Semple)	$			$4,000
All other Fees	$		$
Total		$39,475		$41,073

- “Audit Fees” are fees paid for professional services for the audit of our financial statements.

- “Audit-Related fees” are fees paid for professional services not included in the first two categories, specifically, SAS 100 reviews, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” for 2017-2019 related to three year SEC review (other than the services reported in Items 9(e)(1) through 9(e)(3) of Schedule 14A)

PART IV

Item 15. Exhibits, Financial Statement Schedules.

(a) FINANCIAL STATEMENTS:

The company’s financial statements, as indicated by the Index to Consolidated Financial Statements set forth below, begin on page F-1 of this Form 10-K, and are hereby incorporated by reference. Financial statement schedules have been omitted because they are not applicable or the required information is included in the financial statements or notes thereto.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Item 9 Labs Corp.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheet of Item 9 Labs Corp. (the “Company”) and subsidiaries as of September 30, 2019, the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company and subsidiaries at September 30, 2019, and the results of its operations, changes in stockholders’ equity, and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Uncertainty

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 16 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 16. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

Certified Public Accountants

We have served as the Company’s auditor since 2019.

Phoenix, Arizona

January 14, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Item 9 Labs. Corp.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Item 9 Labs Corp and subsidiary (the “Company”) as of September 30, 2018, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended September 30, 2018, and the related financial statement footnotes (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2018 and the results of its operations and its cash flows for the year ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

D. Brooks and Associates CPAs, P.A.

We have served as the Company’s auditor since 2017.

Palm Beach Gardens, Florida

February 22, 2019

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED BALANCE SHEETS

	September 30,	September 30,
	2019	2018
ASSETS
Current Assets:
Cash and cash equivalents	$21,092	$1,674,266
Restricted cash and cash equivalents	553,851	—
Accounts receivable	437,026	97,382
Deferred costs	1,936,534	618,718
Notes and interest receivable	—	225,074
Receivable for sale of Airware assets	—	639,000
Prepaid expenses and other current assets	14,409	6,107
Total current assets	2,962,912	3,260,547

Property and equipment, net	7,170,422	1,234,042
Investment in Health Defense, LLC	100,000	100,000
Deposit on land purchase from related party	600,000	200,000
Receivable for sale of Airware assets, net of reserves and unamortized discount of $307,430 and $50,912	504,715	249,088
Notes and interest receivable, net	180,000	—
Other intangible assets, net	1,839,875	—
Goodwill	1,116,396	—
Total Assets	$14,474,320	$5,043,677

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$1,076,546	$725,510
Accrued payroll	77,560	36,733
Accrued compensated absences	69,424	17,426
Accrued interest	675,182	11,355
Accrued expenses	379,972	81,363
Accrued income tax	87,476	88,826
Short term notes payable	2,051,714	—
Long term debt, in default	2,700,000	—
Convertible notes payable	20,000	20,000
Total current liabilities	7,137,874	981,213

Long term debt	—	1,500,000

Total liabilities	7,137,874	2,481,213

Commitments and Contingencies

Stockholders' Equity:
Common stock, par value $.0001 per share, 2,000,000,000 shares authorized; 63,643,005 and 54,766,642 shares issued and outstanding at September 30, 2019 and 2018, respectively	6,365	5,477
Additional paid-in capital	18,148,962	3,427,230
Accumulated deficit	(10,694,939)	(870,243)
Total Item 9 Labs Corp. stockholders' equity	7,460,388	2,562,464

Noncontrolling Interest	(123,942)	—

Total Stockholders' Equity	7,336,446	2,562,464

Total Liabilities and Stockholders' Equity	$14,474,320	$5,043,677

The accompanying notes are an integral part of these consolidated financial statements.

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Revenues, net	$4,933,960	$1,401,858
Cost of revenues	2,556,189	1,018,109
Gross profit	2,377,771	383,749

Operating expenses
Professional fees and outside services	1,633,426	360,902
Payroll and employee related expenses	2,483,401	283,287
Sales and marketing	741,866	108,828
Other operating expenses	1,524,860	284,550
Loss on impairment	5,758,827	—
Provision for bad debt	376,430	—
Total expenses	12,518,810	1,037,567

Loss from operations	(10,141,039)	(653,818)

Other income (expense)
Interest income	71,376	34,232
Interest expense	(342,718)	(1,589)
Other income	463,743	—
Total other income, net	192,401	32,643

Loss from continuing operations, before income tax provision	(9,948,638)	(621,175)

Income tax provision	—	88,826

Net loss from continuing operations	(9,948,638)	(710,001)

Income from discontinued operations	—	21,280

Net loss	(9,948,638)	(688,721)

Less: Net loss attributable to noncontrolling interest	(123,942)	—

Net loss attributable to Item 9 Labs Corp.	$(9,824,696)	$(688,721)

Basic and diluted weighted average common shares outstanding	61,531,802	32,327,738

Basic and diluted net loss per common share from continuing operations	$(0.16)	$(0.01)

Basic and diluted net income per common share from discontinued operations	$—	$0.00

Total basic and diluted net loss per common share	$(0.16)	$(0.01)

The accompanying notes are an integral part of these consolidated financial statements.

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED SEPTEMBER 30, 2019 AND 2018

	Item 9 Labs Corp Equity
			Additional		Non
	Common Stock		Paid-in	Accumulated	Controlling
	Shares	Amount	Capital	(Deficit)	Interest	Total
Balance at September 30, 2017	7,519,182	$752	$1,149,400	$(181,522)	$—	$968,630
Issuance of stock by predecessor	5,346,733	535	(535)	—	—	—
Merger stock issued	40,355,771	4,036	(4,036)	—	—	—
Increase in additional paid-in capital from merger	—	—	683,231	—	—	683,231
Issuance of stock for cash (pre merger)	202,400	20	40,460	—	—	40,480
Issuance of stock for cash (post merger), net of $16,050 of issuance costs	1,309,200	131	1,454,939	—	—	1,455,070
Exchange of shares for services	33,356	3	99,997	—	—	100,000
Stock options issued for services	—	—	3,774	—	—	3,774
Net loss	—	—	—	(688,721)	—	(688,721)
Balance at September 30, 2018	54,766,642	5,477	3,427,230	(870,243)	—	2,562,464
Stock issued for acquisition	3,000,000	300	7,769,700	—	—	7,770,000
Issuance of stock for cash	5,590,003	559	5,884,444	—	—	5,885,003
Exchange of shares for services	233,986	24	833,941	—	—	833,965
Stock compensation	52,374	5	233,647	—	—	233,652
Net loss	—	—	—	(9,824,696)	(123,942)	(9,948,638)
Balance at September 30, 2019	63,643,005	$6,365	$18,148,962	$(10,694,939)	$(123,942)	$7,336,446

The accompanying notes are an integral part of these consolidated financial statements.

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Operating Activities:
Net loss	$(9,948,638)	$(688,721)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	70,384	49,786
Amortization	605,750	—
Interest accrued on notes receivable	(23,926)	(15,074)
Common stock issued for services	833,965	100,000
Stock compensation expense	233,652	3,774
Loss on impairment	5,758,827	—
Provision for bad debt	376,430	—
Interest accretion from receivable	(39,057)	(19,158)
Changes in operating assets and liabilities:
Accounts receivable	(339,644)	(27,782)
Deferred costs	(1,317,816)	(577,681)
Prepaid expenses	(8,302)	(6,107)
Accounts payable	351,036	57,660
Accrued payroll	40,827	36,733
Accrued compensated absences	51,998	17,426
Accrued interest	663,827	1,200
Accrued expenses	298,609	6,855
Accrued income tax	(1,350)	88,826
Net Cash Used in Operating Activities	(2,393,428)	(972,263)

Investing Activities:
Issuance of notes receivable	—	(210,000)
Deposit on land purchase from related party	(400,000)	(200,000)
Purchases of property and equipment	(6,006,764)	(340,244)
Cash paid for purchase of AZ DP Counsulting LLC assets	(1,500,000)	—
Cash received from sale of Airware assets	—	300,000
Cash received from short-term note receivable	115,000	61,000
Cash acquired in merger	—	26,363
Capitalized license fees	(50,848)	—
Net Cash Used in Investing Activities	(7,842,612)	(362,881)

Financing Activities:
Proceeds from the sale of common stock, net of issuance costs	5,885,003	1,495,550
Proceeds from the issuance of debt	3,251,714	1,500,000
Net Cash Provided by Financing Activities	9,136,717	2,995,550

Net (Decrease)/Increase in Cash	(1,099,323)	1,660,406

Cash and cash equivalents- Beginning of Period	1,674,266	13,860

Cash and cash equivalents - End of Period	$574,943	$1,674,266

Supplemental disclosure of cash flow information:
Interest paid in cash	$—	$—
Income taxes paid in cash	$—	$—

Cash and cash equivalents	$21,092	$1,674,266
Restricted cash and cash equivalents	553,851	—
Total	$574,943	$1,674,266

Supplemental disclosure of non-cash investing and financing activities:
Stock issued for asset acquisition of Arizona DP Consulting, LLC	$7,770,000	$—
Interest in Health Defense, LLC received for sale of Airware assets	$—	$100,000
Receivable for sale of Airware assets, net of discount of $70,070	$—	$929,930
Noncontrolling Interest	$123,942	$—

Net assets acquired in reverse merger:
Issuance of common stock for reverse merger	$—	$683,231
Accounts receivable	—	(44,801)
Property and equipment	—	(6,150)
Goodwill	—	(1,323,780)
Accounts payable and accrued expenses	—	697,863
Convertible notes payable	—	20,000
Cash acquired in merger	$—	$26,363

Net assets acquired in acquisition of Arizona DP Consulting, LLC
Intangible assets	$3,350,000	$—
Goodwill	5,920,000	—
Total purchase consideration	$9,270,000	$—

The accompanying notes are an integral part of these consolidated financial statements.

ITEM 9 LABS CORP. AND SUBSIDIARIES

(FORMERLY AIRWARE LABS CORP)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Basis of Presentation and Organization

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), formerly Airware Labs Corp., is a Delaware corporation. The Company was incorporated under the laws of the State of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Articles of Incorporation were amended to reflect a name change to Airware Labs Corp, and on April 2, 2018, they were amended again to reflect the name change to Item 9 Labs Corp.

On October 18, 2018 the Company effected a 1 for 20 reverse stock split of the Company’s common stock. The par value and number of authorized shares were not adjusted as a result of the reverse stock split. The total number of shares outstanding at the time of the split was adjusted from 1,095,332,835 to 54,766,642. All share information in these financial statements has been retroactively adjusted to reflect the effect of the reverse split.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange (the “Agreement”) to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represent approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 Shares were distributed pro-rata to the BSSD members. As part of the Agreement, the Company agreed to increase its authorized shares of common stock to two billion.

For accounting purposes, the transaction was recorded as a reverse recapitalization, with BSSD as the accounting acquirer. Consequently, the historical pre-merger financial statements of BSSD are now those of the Company. The accompanying consolidated financial statements reflect the consolidated operations of the Company from March 20, 2018.

Through a licensing agreement, the Company grows medical marijuana and produces cannabis related products at their facility in Pinal County, Arizona on behalf of licensed medical marijuana dispensaries in the state of Arizona. The major assets of the Company, consisting of five acres of land and a cultivation facility, were contributed by the members of BSSD in May 2017 and were recorded at the historical carrying value (original cost less any related accumulated depreciation) of the member as of the contribution date.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management. The remaining interests are held by three individuals one of which is the Company’s former Chief Executive Officer (resigned November 15, 2019.) Through a management agreement with Strive Wellness of Nevada, LLC, a related party, Strive Management plans to facilitate the cultivation, processing and distribution of marijuana in Nevada. Strive Wellness of Nevada, LLC has been allocated cultivation, processing and distribution licenses from the State of Nevada. Additionally, the Company will acquire an additional 31% ownership of Strive Management upon the approval from the State of Nevada to operate the cultivation and processing facility.

The contribution from the Company was the only transaction that occurred in Strive Management during the year ended September 30, 2018. Strive Management’s activity in 2019 included $150,338 in operating expenses, and $1,926 in interest income.

Principles of Consolidation

Item 9 Labs consolidates all variable interest entities (“VIEs”) in which the Company is deemed to be the primary beneficiary and all other entities in which it has a controlling voting interest.  An entity is generally a VIE if it meets any of the following criteria: (i) the entity has insufficient equity to finance its activities without additional subordinated financial support from other parties, (ii) the equity investors cannot make significant decisions about the entity’s operations or (iii) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity or receive the expected returns of the entity and substantially all of the entity’s activities involve or are conducted on behalf of the investor with disproportionately few voting rights. The Company periodically makes judgments in determining whether its investees are VIEs and, each reporting period, the Company assesses whether it is the primary beneficiary of any of its VIEs. As of September 30, 2019 and 2018, the Company is deemed to be the primary beneficiary of Strive Management because the entity has insufficient equity to finance its activities without additional subordinated support.

The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities in which the Company is the primary beneficiary. Intercompany balances and transactions have been eliminated.

Certain balances have been reclassified in the accompanying consolidated financial statements to conform to the current year presentation. These reclassifications had no effect on the prior year’s net loss or accumulated deficit.

Accounting Estimates

The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. Significant estimates of the Company include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. Due to the uncertainties in the formation of accounting estimates, and the significance of these items, it is reasonably possible that these estimates could be materially changed in the near term.

Discontinued Operations

The Company sold the former Airware business of nasal dilator sales on May 3, 2018, see Note 4. The operating results related to this business have been classified as discontinued operations in the financial statements in accordance with Accounting Standards Codification 205-20, Discontinued Operations.

Discontinued operations on our consolidated statements of operations consist of specifically identified activity as follows:

	Year ended	Year ended
	September 30, 2019	September 30, 2018
Revenues, net	$—	$27,836
Cost of sales	—	6,556
Income from discontinued operations	$—	$21,280

There were no liabilities related to discontinued operations as of September 30, 2019 except for approximately $60,000 in accounts payable, $20,000 convertible note payable and the relating accrued interest of $11,355. There were no liabilities related to discontinued operations as of September 30, 2018 except the $20,000 convertible note payable and related accrued interest of $11,355 and approximately $680,000 of accounts payable and accrued expenses which was retained by the Company in the sale. The amount presented as other income during the year ended September 30, 2019 represents a gain resulting from the repayment of a liability acquired from Airware that was negotiated and repaid in full at an amount less than the carrying amount and a write down of accounts payable stemming from the amount of time lapsed since the obligations were initially due. There were no operating cashflows derived from discontinued operations during the year ended September 30, 2019 and $115,000 in cash flows from investing activities. Total operating cashflows during the year ended September 30, 2018 derived from discontinued operations approximated $75,000 and $300,000 of cash flows from investing activities.

Cash and Cash Equivalents and Restricted Cash

Cash represents cash on hand, demand deposits placed with banks and other financial institutions and all highly liquid instruments purchased with a remaining maturity of three months or less as of the purchase date of such investments. The Company maintains cash on deposit, which, can exceed federally insured limits. The Company has not experienced any losses on such accounts nor believes it is exposed to any significant credit risk on cash. Restricted cash represents funds held by a bank pending resolution of a dispute with a former officer of the Company.

Accounts Receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for accounts receivable. Management believes all accounts receivable outstanding as of the balance sheet dates are fully collectible, and as such no valuation allowance has been recorded for these periods.

Deferred Costs

Deferred costs consist of the costs directly related to the production and cultivation of marijuana crops. Deferred costs are relieved to cost of services as products are delivered to dispensaries.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method, over the estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. Gains and losses on the disposition of property and equipment are recorded in the period incurred.

The estimated useful lives of property and equipment are:

•	Cultivation and manufacturing equipment	2-7 years
•	Buildings	30 years

Notes and Other Receivables, net

Notes and other receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for receivables. Management assesses all receivables individually and in total, considering historical credit losses as well as existing economic conditions to determine the likelihood of future credit losses. The Company stops accruing interest on interest bearing receivables when the receivable is in default. There was no valuation allowance as of September 30, 2018 and the valuation allowance as of September 30, 2019 was $376,430.

Impairment of Long-Lived Assets

We analyze long-lived assets, including property and equipment and definite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. We review the amortization method and estimated period of useful life at least at each balance sheet date. We record the effects of any revision to operations when the change arises. We recognize impairment when the estimated undiscounted cash flow generated by those assets is less than the carrying amount of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets, which is generally calculated using discounted cash flows.

Intangible Assets Subject to Amortization

Intangible assets include trade name, customer relationships, website, a noncompete agreement and intellectual property obtained through a business acquisition (see Note 2). Intangible assets acquired in a business combination are recognized at fair value using generally accepted valuation methods deemed appropriate for the type of intangible asset acquired. Intangible assets with finite lives are amortized over their estimated useful life and reported net of accumulated amortization, separately from goodwill. Amortization is calculation on the straight-line basis using the following estimated useful lives:

•	Trade names	10 years
•	Customer relationships	2 years
•	Noncompete agreement	3 years
•	Websites and other intellectual property	5 years

Generally, the Company utilizes the relief from royalty method to value trade name, the with or without method for valuing the customer relationships, and the discounted cash flow method for valuing website and intellectual property.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net tangible and intangible assets acquired. Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable. The goodwill included in these consolidated financial statements represents the amount of consideration paid above the amount of the individually identifiable assets acquired. In assessing potential impairment, management first considered qualitative factors to determine if an impairment of goodwill existed. Upon the determination of a likely impairment, management assessed the recorded goodwill balance with the fair value of the business acquired. During the assessment, management discounted the projected cash flows to determine its fair value, then recorded the difference as an impairment. Impairment in the amount of $4,803,604 has been recognized in the September 30, 2019 consolidated financial statements.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company files income tax returns in the U.S. federal jurisdiction, and the State of Arizona. The Company is subject to U.S. federal, state, and local income tax examinations by tax authorities. Generally all periods beginning on or after January 1, 2015 are open to examination by taxing authorities. The Company believes it has no tax positions for which the ultimate deductibility is highly uncertain.

Revenue Recognition

On October 1, 2017, the Company adopted ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”) and all the related amendments. The Company elected to adopt this guidance using the modified retrospective method. The adoption of this guidance did not have a material effect on the Company’s financial position, results of operations or cash flows.

The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than previously required under GAAP, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation.

All of the Company’s revenue is associated with a customer contract that represents an obligation to perform services that are delivered at a single point in time.  Any costs incurred prior to the period in which the services are performed to completion are deferred and recognized as cost of revenues in the period in which the performance obligations are completed. For the year ended September 30, 2019, approximately 90% of the Company’s revenue was generated from performance obligations completed in the state of Arizona and for the year ended September 30, 2018, all revenues were generated for performance obligations completed in the State of Arizona.

The Company recognizes revenue as services are rendered. Services are considered complete upon successful delivery of the product to the dispensary as the Company has no further performance obligations at this point in time and collection is assured. Under the performance contract, the Company acts as an agent for the dispensary, does not own the marijuana, does not set prices (market sets prices), cannot exchange the marijuana, prepares invoices for the dispensary and all employees that are in contact with marijuana are dispensary agents of the dispensary with which we have our contract. Given these facts and circumstances, it is the Company’s policy to record the revenue related to the contract net of the amount retained by the dispensary. Per the dispensary contract, the Company is paid 85% of the wholesale market price of the marijuana for the services rendered.

The Company’s revenues accounted for under ASC 606, do not require significant estimates or judgments based on the nature of the Company’s revenue stream. The sales price is generally fixed at the point of sale and all consideration from the contract is included in the transaction price. The Company’s contracts do not include multiple performance obligations or variable consideration.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments, consisting of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their short term to maturity.  The Company’s long-term receivable resulting from the sale of Airware, notes receivable and notes payable were discounted to its estimated fair value.

ASC Topic 820, Fair Value Measurements, defines fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also specifies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities;

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect our own estimate of assumptions that market participants would use in pricing the asset or liability.

Net Loss Per Share

Basic earnings per share does not include dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Dilutive securities are not included in the weighted average number of shares when inclusion would be anti-dilutive. At September 30, 2019, and 2018 there were 656,112 shares underlying convertible notes payable, warrants and options, that were anti-dilutive.

Stock-Based Compensation

The Company accounts for its stock-based awards in accordance with ASC Subtopic 718-10, “Compensation – Stock Compensation”, which requires fair value measurement on the grant date and recognition of compensation expense for all stock-based payment awards made to employees and directors. For stock options, the Company estimates the fair value using a closed option valuation (Black-Scholes) model. The estimated fair value is then expensed over the requisite service period of the award which is generally the vesting period and the related amount is recognized in the consolidated statements of operations. The Company recognizes forfeitures at the time they occur.

The Black-Scholes option-pricing model requires the input of certain assumptions that require the Company’s judgment, including the expected term and the expected stock price volatility of the underlying stock. The assumptions used in calculating the fair value of stock-based compensation represent management’s best estimates, but these estimates involve inherent uncertainties and the application of judgment. As a result, if factors change resulting in the use of different assumptions, stock-based compensation expense could be materially different in the future.

Recently Issued Accounting Pronouncements

Adopted

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350). The update simplifies the process for assessing goodwill for impairment. The amended guidance removes the second step that was previously required. ASU 2017-04 is effective for us for the fiscal year ending September 30, 2021, with early adoption permitted for periods beginning after January 1, 2017. The Company adopted ASU 2017-04 on October 1, 2018.

Pending Adoption

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update improves financial reporting about leasing transactions by requiring a lessee to record on the balance sheet the assets and liabilities for the rights and obligations created by lease terms of more than 12 months. We will adopt ASU 2016-02 in the first quarter of 2019 and are in the process of aggregating and evaluating lease arrangements and implementing new processes. Although we are still in the process of evaluating the impact of adoption of the ASU on our consolidated financial statements, we currently believe that the most significant change will be related to the recognition of a right-of-use asset and lease liability on our balance sheet for our real estate operating lease. The impact on our results of operations and cash flows is not expected to be material.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), which provides guidance on measuring credit losses on financial instruments. The amended guidance replaces current incurred loss impairment methodology of recognizing credit losses when a loss is probable with a methodology that reflects expected credit losses and requires a broader range of reasonable and supportable information to assess credit loss estimates. ASU 2016-13 is effective for us on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the provisions of this amended guidance; however, the adoption of the standard is not expected to have a material effect on our consolidated financial statements.

There have been no other recent accounting pronouncements or changes in accounting pronouncements that have been issued but not yet adopted that are of significance, or potential significance, to us.

Note 2 –Business Combination

On November 26, 2018, the Company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZDP”) performed an acquisition of the majority of the assets of Arizona DP Consulting, LLC (“AZDPC”), a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $9,270,000, $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on the market price of the Company’s shares at the time the asset purchase agreement was executed. There were no significant costs relating to the acquisition. Pursuant to the agreement, Sara Gullickson transitioned from President to CEO under a 3 year employment agreement and became a member of the board of directors of the Company. Additionally, AZDP agreed to hire the employees of AZDPC and lease its existing office space which required $3,200 of monthly rent through May 2019, which was subsequently extended through August 2019. This acquisition effectively terminated the contract dated June 26, 2018 described in Note 12. The primary reason for the acquisition was to utilize the assets held by AZDPC to assist in the expansion of the Company. Assets and liabilities of AZDPC were negligible so presentation was not deemed necessary. The following unaudited condensed consolidated pro forma statement of operations data shows the results of our operations for the years ended September 30, 2019 and 2018 as if completed business combinations had occurred at the beginning of the respective period:

	(Unaudited)	(Unaudited)
	2019	2018
Revenue	$5,830,744	$1,700,786

Net Income	$(9,438,790)	$(518,772)

In accordance with ASC 805, Business Combinations, the Company accounted for the acquisition of AZDPC using the acquisition method of accounting. The purchase price was allocated to specific identifiable intangible assets at their respective fair values at the date of acquisition. There were no tangible assets or liabilities acquired.

The business combination has yielded $540,178 in revenues and $145,970 in earnings since the acquisition through September 30, 2019.

Identifiable intangible assets consist of the following as of September 30, 2019:

	Balance at October 1, 2018	Additions from Business Combination	Other Additions	Amortization	Impairment	Balance at September 30, 2019
Trade names	$—	$120,000	$50,848	$(9,000)	$—	$161,848
Customer relationships	—	290,000	—	(108,750)	—	181,250
Websites and other intellectual property	—	2,470,000	—	(370,500)	(955,223)	1,144,277
Noncompete agreement	—	470,000	—	(117,500)	—	352,500

Total other intangible assets	—	3,350,000	50,848	(605,750)	(955,223)	1,839,875

Goodwill	—	5,920,000	—	—	(4,803,604)	1,116,396

Total	$—	$9,270,000	$50,848	$(605,750)	$(5,758,827)	$2,956,271

The weighted average remaining amortization period in years is 4.09 years.

Future amortization is as follows for fiscal years ending:

	2020	2021	2022	2023	2024
Trade names	$12,000	$12,000	$12,000	$12,000	$12,000
Customer relationships	145,000	36,250	—	—	—
Websites and other intellectual property	269,242	269,242	269,242	269,242	67,309
Noncompete agreement	156,667	156,667	39,166	—	—

Total	$582,909	$474,159	$320,408	$281,242	$79,309

The goodwill recognized in the transaction is made up of a number of factors, mostly the synergies created that have a direct impact on the Company’s expansion, and the expertise of the workforce. Though amortization of goodwill is not allowed for financial statement purposes, The $5.92 Million in acquired goodwill is expected to be deductible for tax purposes on a straight line basis over 15 years.

Impairment

Upon review of the financial information and results of the operations of the acquired business, management determined that there was potential impairment. Management performed an analysis of the identifiable intangible assets, finding that the websites and intellectual property has sustained impairment. After careful consideration, management recorded a loss on impairment of the websites and intellectual property in the amount of $955,223. Additionally, management performed an analysis for goodwill impairment. After its review, management recorded a loss on impairment of goodwill of $4,803,604. Given the nature of the assets being evaluated, management utilized a discounted cash flow model (Level 3 inputs) to assess the fair value of the assets, then compared the calculated fair value to the carrying value. The significant estimates utilized include a weighted average cost of capital of 11.4% and projected revenues.

Note 3 - Property and Equipment, Net

The following represents a summary of our property and equipment as of September 30, 2019 and 2018:

	2019	2018
Cultivation and manufacturing Equipment	$154,059	$154,059
Construction in progress	4,060,297	233,768
Land and Building	3,093,549	913,314
	7,307,905	1,301,141
Accumulated Depreciation	(137,483)	(67,099)
	$7,170,422	$1,234,042

Depreciation expense was $70,384 and $49,786 for the years ended September 30, 2019 and 2018, respectively

Note 4 – Sale of Airware Assets and Investment in Health Defense LLC

On May 3, 2018, the Company entered into an intellectual property sales agreement with Health Defense LLC. Pursuant to the terms of the agreement, the Company sold all of the assets related to the former business of the Company, nasal dilator sales.

In consideration for entering into the agreement, the Company is to receive: (i) $300,000 in cash at execution, (ii) $700,000 in cash within one year of execution and (iii) an additional $300,000 by December 31, 2019.

Due to the long-term nature of the final $300,000, the Company recognized a discount of $70,070 using a discount rate of 21.50%. During the year ended September 30, 2018, the Company recognized $19,158 of interest income related to the accretion of this discount which is included in interest income on the accompanying consolidated statements of operations. As of September 30, 2018, the unamortized discount on this long-term receivable was $50,912. As additional consideration, the Company was given a 10% ownership interest in Health Defense LLC. This ownership is valued at $100,000 and is reflected on the consolidated balance sheets as Investment in Health Defense.

During the year ended September 30, 2019, management determined that the receivable described above should be classified as long-term on the consolidated balance sheet as the payments have not been made as scheduled. Additionally, management has recorded an additional discount on the receivable of $307,430.

Note 5 – Notes Receivable

On May 11, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $150,000. This is a one year note with 20% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into a unit offering of the borrower at a 15% discount. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. The Company is currently negotiating an amendment to the note.

On May 15, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $60,000. This is a one year note with 15% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into an interest in a strategic partnership of ownership and operations of a certain dispensary license. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. At September 30, 2019, the principal and interest has been fully reserved.

For the years ended September 30, 2019 and 2018, the Company has accrued $30,000 and $15,074, respectively of interest receivable related to these notes which is included in notes and interest receivables on the accompanying consolidated balance sheets.

Note 6 – Short Term Note Payable

On August 28, 2019, Item 9 Properties, LLC, a Nevada limited liability company, and BSSD Group, LLC, an Arizona limited liability company, each wholly owned subsidiaries of Item 9 Labs Corp. collectively, entered into a Loan Agreement up to $2.5 million (the “Loan Agreement”) with Aeneas Venture Partners 3, LLC, an Arizona limited liability company (the “Lender”).

Pursuant to the Loan Agreement, the Company may make multiple borrowings under the Loan Agreement in the total aggregate principal amount of up to $2.5 million (the “Loan”) for the purpose of completing development and construction on certain real property located in Pahrump, Nevada owned by the Company. The Loan is a multiple advance credit facility. Interest in the amount of 15% of the total amount borrowed (based on total draws) under the Loan will be paid in addition to principal at the maturity date. The Loan has a term of sixty days from funding of the Loan and may be extended for additional sixty days subject to the satisfaction of certain conditions including ten days’ notice and an extension loan fee of 15% of the aggregate total of advances under the Loan. The Loan is secured by a first priority interest in the Company’s real property located in Coolidge, Arizona, including improvements and personal property thereon (the “Property”) and includes an unconditional guarantee by Item 9 Labs Corp. The 5-acre property has 20,000 square feet of buildings, housing the cultivation and processing operations. The total balance of the loan, including accrued interest as of September 30, 2019 was $2,300,000. Subsequent to year end, the Company extended the loan for 2 additional sixty day periods. Given the use of the proceeds, the Company has capitalized the $300,000 of interest.

Note 7 – Unsecured Convertible Note Payable

In the reverse recapitalization disclosed in Note 1, the Company assumed one unsecured convertible note payable with principal balance totaling $20,000 which was due in August 2012, carries an interest rate of 8% and is convertible to common stock at $.50 per share, which would be 62,710 shares as of September 30, 2019. As of September 30, 2019 and 2018, this unsecured convertible note payable is considered in default and has been presented as a current liability on the consolidated balance sheets.

Note 8 – Long Term Debt in Default

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”) in which Viridis has agreed to loan the Company up to $2.7 million for the expansion of the Company’s Arizona and Nevada properties (see Note 12). As of September 30, 2018, the Company received $1,500,000 of proceeds from Viridis in the form of a promissory note. The $1,500,000 proceeds were utilized to acquire a 20% ownership in Strive Management, LLC as described in Notes 1 and 9, and is collateralized with a Deed of Trust on the Company’s approximately 5 acre property and construction in progress. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from the Nevada operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Nevada operation begins earning revenue. Parties acknowledge that the Company is expected to own only 51% of the Nevada operations and therefore Viridis’ revenue participation is limited to the Company’s interest. The operations in Nevada have not yet begun as of the date of this filing. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender. Interest of $266,484 has been accrued as of September 30, 2019.

The additional $1,200,000 of proceeds drawn during the year ended September 30, 2019 were utilized to construct an additional 10,000 square foot cultivation and processing facility in Arizona that became operational in June 2019. The loan was originally collateralized with a Deed of Trust on the Company’s 5 acre parcel in Coolidge, AZ and its two 10,000 square foot buildings, In August 2019, Viridis agreed to subordinate its first priority Deed of Trust and move into a 2nd position. The proceeds were received as construction draws between November 2018 and January 2019. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from the Arizona operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Arizona operation begins earning revenue. Interest on the notes accrue monthly at a 2.9% annual rate. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender. Interest of $161,626 has been accrued as of September 30, 2019.

Both notes are in default as of September 30, 2019. As such, the notes are presented as current liabilities on the consolidated balance sheet. The notes are with a related party, Viridis. The CEO of Viridis is a board member of Item 9 Labs Corp., and subsequent to year end, became the CEO of the Company.

Note 9 – Variable Interest Entity

As of September 30, 2019 and 2018, the Company has determined that it holds a variable interest in Strive Management due to the Company being its sole source of capital. Further, the Company has agreed to raise $4,000,000 on Strive Management’s behalf through promissory note agreements that the Company will guarantee. No funds have been raised as of the date of these consolidated financial statements. If the funds are not raised, the additional 31% interest due to the Company upon operational approval from the State of Nevada as discussed in Note 1 would be subject to reclamation by the other members of Strive Management. The Company has been determined to be the primary beneficiary of Strive Management as the Company has the power to direct the activities that significantly impact Strive Management’s economic performance and the obligation to absorb losses. Strive Management’s financial statements as of September 30, 2019 and 2018 have been consolidated with the Company. The only transaction that has occurred in Strive Management during the year ended September 30, 2018 is the Company’s $1,500,000 contribution. Upon consolidation, the asset of Strive Management was recorded at its carrying amounts. The effects of consolidating Strive Management resulted in an increase in assets of $553,851 and $1,500,000 as of September 30, 2019 and 2018, respectively Though consolidated, all assets and liabilities of Strive Management LLC are non-recourse in that they can only be used to settle obligations of Strive Management and creditors can only seek recourse against Strive Management, not the Company, even though it has been deemed the primary beneficiary.

Note 10 – Income Taxes

Income tax provision reflected in the consolidated statements of operations has been computed on the taxable income generated by the Company since the reverse merger on March 20, 2018 through September 30, 2019 which consist of the following:

	2019	2018
Federal	$(720,000)	$88,826
State	(480,000)	—
Valuation allowance	1,200,000	—

Income Tax Provision	$—	$88,826

The following table summarizes the effects of the significant differences between the U.S. federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the year ended September 30, 2019 and period Inception to September 30, 2018:

	2019	2018
U.S. federal statutory rate	$(2,020,000)	$(203,964)
Pre-merger income (loss) allocated to previous members	—	93,034
Non-deductible items	1,300,000	199,756
State statutory rate	(480,000)	—
Valuation allowance	1,200,000	—

Totals	$—	$88,826

The Company has net operating loss carryforwards on its Federal and State filings approximating $19.8 million, and $9.9 million respectively. The deferred tax assets relating to the carryforwards has been fully reserved due to the uncertainty of the Company’s ability to utilize the carryforwards.

Pursuant to Internal Revenue Code Section 382, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period. Because the deferred tax asset is fully reserved, the Company has not fully analyzed whether such limitation has occurred at this time. However, given the equity issuances during the year ended September 30, 2019 and 2018, it is likely that a section 382 limitation has been incurred.

Note 11 - Concentrations

For the years ended September 30, 2019 and 2018, respectively, 90% and 100% of the Company’s revenue were generated from a single customer.

Note 12 - Commitments and Contingencies

The production and possession of marijuana is prohibited by the United States of America, though the state of Arizona allows these activities to be performed at licensed facilities such as BSSD. If the federal government decides to enforce the Controlled Substances Act, it could have a material adverse effect on our business.However, the Company does not currently believe the federal prohibition of these activities will negatively impact the business. As such, the Company has not elected to record a related accrual contingency.

The Company is in default on convertible notes payable totaling $20,000 (see Note 7). The Company has attempted to communicate with the note holder to request extension or conversion, but has been unsuccessful in doing so. The full balance on this note is included in current liabilities.

On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD. The purchase price of the property is $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of 4 months. As of the date of these financial statements, $600,000 has been deposited in escrow which has been classified as a long-term asset on the consolidated balance sheet as of September 30, 2019.

On June 26, 2018, the Company entered into a contractor agreement with Sara Gullickson pursuant to which she would provide services to the Company as its President in exchange for $125,000 annually, payable each month, and $100,000 worth of common stock of the Company. She was also eligible for additional bonus share compensation per the agreement. The term of the agreement was a period of one year. Subsequent to September 30, 2018, this contractor agreement was terminated. See Note 13.

On June 26, 2018, the Company entered into a contractor agreement with Chase Herschman pursuant to which he will provide services in exchange for $120,000 annually, payable each month; up to $420,000 in common stock options which shall vest upon the occurrence of certain benchmarks as described in the contractor agreement and a commission of 1% of the gross profits of the Nevada Operations of the Company. The term of the agreement is a period of three years.

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”). Viridis agreed to make secured loans of up to $2.7 million to the Company which is represented by two separate notes, one for the construction and enhancement of the Company’s Arizona property and one for the Company’s proposed ventures in Nevada. In exchange for the loans, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from each of the Company’s Arizona and Nevada operations, respectively, until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control.

Under the terms of the Loan and Revenue Participation Agreement, upon a change in control of the Company, Viridis will be entitled to receive 200% of the principal amount of the loans to the Company computed after considering previous revenue participation payments through the date of change of control and 1% of the aggregate sales price or consideration received in the change in control transaction.

As of September 30, 2019, the Company received the $1,500,000 and invested the funds in Strive Management (see Notes 8 and 9). The remaining $1,200,000 has been provided by Viridis directly to contractors of the Arizona property from an account owned and controlled by Viridis. The Company recorded the $1,200,000 as a long-term debt upon the completion of the Arizona facility expansion, as agreed upon in the terms of the note.

As part of the agreement to invest in Strive Management, the Company has committed to raise funding of approximately $4,000,000 through promissory notes that the Company will guarantee so that Strive Management can develop the property in Nevada through promissory notes that the Company will guarantee.

On July 1, 2019, the Company entered into a 3 year agreement with a concert venue to be the name sponsor for the venue. In exchange, the Company issued 45,457 shares of restricted common stock valued at $200,000 ($4.40/share) and is to pay $5,000 monthly for the first 12 months and $60,000 in July 2020 and 2021.

The Company entered into a 60 month lease with VGI Citadel LLC to rent office space for its Corporate Headquarters which began on September 1, 2019. The lease payments total $6,478 monthly for the first twelve months, include all utilities and an estimated amount for common area maintenance and real estate taxes. The monthly lease rate increases to $6,653, $6,828, $7,003, and $7,178 for years two through five, respectively.

Note 13– Related Party Transactions

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

As discussed in Note 12, the Company has entered into an agreement as of April 20, 2018 for the purchase of land. The land owner is one of the original members of BSSD and a current employee of the Company.

As discussed in Note 14, on May 8, 2018, the Company issued 22,500 options for the purchase of common stock to three board members.

As discussed in Notes 8 and 12, the Company has entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis. The member of Viridis was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

On August 7, 2018, the Company issued our Company president 33,356 shares of common stock valued at $100,000 as required under a contractor agreement (see Note 12).

As discussed in Note 2, the Company issued 3,000,000 of restricted common stock as part of the asset purchase agreement dated November 26, 2018.

During the year ending September 30, 2019, the Company issued 5,000,000 shares of restricted common stock to Viridis I9 Capital LLC, an LLC in which board Director and CEO, Andrew Bowden is a member of. The sales price was $1.00 per share with net proceeds of $5,000,000.

The Company has a construction management agreement with the Viridis Group to oversee the Nevada construction project totaling $20,000 monthly. The Company owes Viridis $60,000 for these services as of September 30, 2019.

As discussed in Note 12, the Company has a lease agreement with VGI Capital LLC. A member of VGI Capital was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

Included in our accounts payable balance is approximately $185,000 in amounts due to related parties.

Note 14 - Stockholders’ Equity

Common Stock

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

During the year ended September 30, 2018, the Company raised $1,495,550, net of issuance costs of $16,050 via private placement. The selling price was $1 per share for a total of 1,511,600 shares of common stock issued.

During the year ended September 30, 2019, the Company raised $5,885,003 via private placement. 5,000,000 shares were issued for $1 per share and 590,003 shares were issued for $1.50 per share.

As discussed in Note 13, the Company entered into a consulting agreement by which we had to issue $100,000 worth of common stock. As of the agreement date, the share price was approximately $3.00, for which the Company was obligated to issue 33,356 shares of common stock.

As discussed in Note 2, the Company issued 3,000,000 shares of restricted common stock, valued at $7,770,000 as consideration for the acquisition of the majority of the assets in AZ DP Consulting, LLC.

In the year ended September 30, 2019, in the normal course of business, the Company issued 233,986 shares of restricted common stock, valued at $833,965 as consideration for various contracts, including venue sponsorships, marketing, and investor relations.

In the year ended September 30, 2019, the Company issued 52,374 shares of restricted common stock to employees, valued at $233,652.

Warrants

As of September 30, 2019, there are 298,411 warrants for purchase of the Company’s common stock outstanding. The Company had no warrant activity during the years ended September 30, 2019 and 2018. Warrants outstanding as of September 30, 2019 and 2018 are as follows:

	Common Shares	Exercise
	Issuable Upon	Price of	Date	Expiration
	Exercise of Warrants	Warrants	Issued	Date

Warrants issued by predecessor	175,000	$2.00	3/31/2015	8/31/2020
Warrants issued by predecessor	100,000	$1.00	7/28/2016	7/28/2021
Warrants issued by predecessor	23,411	$1.30	12/22/2016	12/22/2019

Balance of Warrants at September 30, 2019 and 2018	298,411

As discussed in Note 1, on March 20, 2018 the Company executed an agreement to acquire all the voting interest in BSSD Group, LLC. As BSSD Group, LLC is the accounting acquirer, all previously outstanding warrants were re-issued under the new company.

Stock Options

On May 8, 2018, the Company granted 22,500 stock options to board members. The options are exercisable at $2.40 per share with a ten year term. The options will vest equally over three years unless there is a change of control of the Company at which time any unvested options vest immediately. As of September 30, 2018, there are 294,991 stock options outstanding.

As discussed in Note 1, on March 20, 2018 the Company executed an agreement to acquire all the voting interest in BSSD Group, LLC. As BSSD Group, LLC is the accounting acquirer, all previously outstanding options were re-issued and vested immediately as this was considered a change in control.

The Company determines the fair value of stock options issued on the date of grant using the Black-Scholes option-pricing model. The following assumptions were used for determining the fair value of the options granted during the year ended September 30, 2018:

Expected stock price volatility	34.72%

Expected dividend yield	0.00%

Risk-free interest rate	2.97%

Option life	10 years

We do not have an extensive history as a public company and our common stock transactions are too infrequent, therefore we could not practicably estimate the expected volatility of our own stock. Accordingly, we have substituted the historical volatility of a relevant comparable company that is publicly traded and does business within the industry we operate.

The options granted during the year ended September 30, 2018 were determined to have a fair value at date of grant of $2.40. The unrecognized compensation expense of $10,678 will be recognized over a weighted average period of 0.84 years.

The following is a summary of stock option activity for the years ended September 30, 2019 and 2018:

	Common Shares Issuable Upon Exercise of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term in Years	Aggregate Intrinsic Value
Balance of Options at September 30, 2017	272,491			(1,307,957)

Options granted	22,500	$2.40	9.60	—
Exercised	—	—	—	—
Forfeited/Cancelled	—	—	—	—

Balance of Options at September 30, 2018	294,991			(1,307,957)

Options granted	—	—	—	—
Exercised	—	—	—	—
Forfeited/Cancelled	—	—	—	—

Balance of Options at September 30, 2019	294,991

Exercisable at September 30, 2018	275,616	$5.37
Unvested at September 30, 2018	19,375

Exercisable at September 30, 2019	284,366	$5.37
Unvested at September 30, 2019	10,625

All options vested during the year ended September 30, 2018 and remaining unvested at September 30, 2019 had a weighted-average grant-date fair value of $2.40.

Note 15 - Subsequent Events

On November 15, 2019, Ms. Sara Gullickson voluntarily resigned as Chief Executive Officer and member of the Board of Directors of Item 9 Labs Corp. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Ms. Gullickson and the Company have mutually agreed to amend the terms of the employment agreement and non-competition agreement between Ms. Gullickson and the Company dated November 26, 2018 pursuant to which (i) the non-competition period shall be reduced from three (3) years to four (4) months; (ii) Ms. Gullickson shall receive her full salary and health benefits for four (4) months from the resignation date (a significantly reduced period of time); and (iii) Ms. Gullickson shall cancel and return to treasury an aggregate amount 2,300,000 restricted shares of Company Common Stock which were acquired by Gullickson pursuant to that certain Asset Purchase Agreement dated November 26, 2018 by and between by and between Arizona DP Consulting LLC, an Arizona limited liability company, as seller, and Gullickson as the sole member of the seller on the one hand, and the Company and AZ DP Holdings, LLC, a Nevada limited liability company as buyer, on the other hand.

In exchange for the aforementioned terms, the Company and Gullickson agreed to a release of claims against each other, among other things. The agreement contains representations and warranties customary for agreements of this type.

On November 18th, 2019, the Board appointed Mr. Andrew Bowden, age 31, as the Company’s Chief Executive Officer. Mr. Bowden is a current member of the Company’s Board of Directors.

Related Party Transactions

Mr. Bowden is co-founder and CEO of Viridis, dba Bowden Investment Group, a strategic partner of the Company. On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis.

On November 18th, 2019, Mr. Jeffrey Rassas voluntarily resigned as Chairman of the Board of Directors of the Company, effective immediately. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Rassas will continue to serve as a member of the Company’s Board of Directors and Chief Strategy Officer.

On November 18th, 2019, the Board appointed Mr. Ronald L. Miller, age 55, as the Company’s Chairman of the Board of Directors. Mr. Miller is a current member of the Board of Directors.

On October 28, 2019 and again on December 28, 2019, the Company extended the terms of its note payable to Aeneas Venture Partners 3 LLC. The Company made two $25,000 payments in December 2019 and accrued an interest fee of $300,000 for each extension. The note balance totals $2,850,000 as of the date of these consolidated financial statements.

In December 2019, BSSD Group LLC, a wholly owned subsidiary of the Company terminated its personal services agreement with Buds & Roses. This agreement allowed the Company to cultivate, process and distribute cannabis in the state of Arizona. The agreement has a run-out period through March 31, 2020, during which time, BSSD Group LLC is negotiating with other Arizona dispensaries to perform under a similar contract. BSSD had to make a payment of approximately $400,000 in December 2019 to settle the outstanding balance on the current contract, and is required to pay $80,000 monthly on the first of January, February and March 2020.

NOTE 16 – GOING CONCERN

The accompanying consolidated financial statements have been prepared in conformity with GAAP, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the accompanying consolidated financial statements, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company plans expand into additional markets outside of Arizona, with construction of a cultivation and processing facility well underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

(b) EXHIBITS

The exhibits required to be filed herewith by Item 601 of Regulation S-K, as described in the following index of exhibits, are attached hereto unless otherwise indicated as being incorporated by reference, as follows:

Exhibit
Number	Description of Exhibit
3.01a	Articles of Incorporation dated June 15, 2010	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
3.01b	Certificate of Amendment to Articles of Incorporation dated October 22, 2012	Filed with the SEC on November 13, 2012 as part of our Current Report on Form 8-K
3.01c	Certificate of Amendment to Articles of Incorporation dated March 15, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01d	Certificate of Amendment to Articles of Incorporation dated March 19, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01e	Certificate of Amendment to Articles of Incorporation dated April 3, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01f	Certificate of Amendment to Articles of Incorporation dated October 9, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.02	Bylaws	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
4.1	2019 Equity Incentive Plan	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.03	Share Exchange Agreement between Crown Dynamics Corp. and Airware Dated March 20, 2012	Filed with the SEC on March 26, 2012 as part of our current report on Form 8-K.
10.04	Agreement and Plan of Exchange between Item 9 Labs Corp. fka Airware and BSSD Group, LLC dated March 20, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.05	Purchase Agreement between Sidewinder Dairy, Inc. and the Company dated April 20, 2018	Filed with the SEC on August 16, 2019 as an exhibit to our Form 10-Q
10.6	Asset Purchase Agreement between Item 9 Labs Corp. and AZ DP Consulting, LLC dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.7	Loan and Revenue Participation Agreement between Item 9 Labs Corp. and Viridis Group I9 Capital LLC dated September 13, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.8	Severance Agreement between Airware Labs Corp and Jeffrey Rassas, effective July 16, 2013	Filed with the SEC on July 19, 2013 as part of our Current Report on Form 8-K.
10.9	Employment Agreement with Sara Gullickson dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.10	Term Sheet between Company and Strive Management LLC dated June 15, 2018	Filed with the SEC on August 22, 2019 as an exhibit to our Registration Statement on Form 10-12G/A
14.1	Code of Ethics	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
21	Subsidiaries	Filed herewith.

31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
99.1	Audit Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.2	Compensation Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.3	Nominations and Governance Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

*Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

 SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Know Labs, Inc. (the "Registrant") has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ITEM 9 LABS CORP.

(Registrant)

Date: January 14, 2020	By:	/s/ Andrew Bowden
Andrew Bowden
Chief Executive Officer, and Director
(Principal Executive Officer)

Date: January 14, 2020	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

/s/ Andrew Bowden	Chief Executive Officer and Director	January 14, 2020
Andrew Bowdan	(Principal Executive Officer)

/s/ Robert Mikkelsen	Chief Financial Officer	January 14, 2020
Robert Mikkelsen	(Principal Financial/Accounting Officer)

/s/ Ronald L. Miller	Chairman of the Board	January 14, 2020
Ronald L. Miller

/s/ Jeffrey Rassas	Director	January 14, 2020
Jeffrey Rassas

/s/ Bryce Skalla	Director	January 14, 2020
Bryce Skalla

 EXHIBIT 31.1

SECTION 302 CERTIFICATIONS

I, Andrew Bowden, certify that:

1.   I have reviewed this annual report on Form 10-K of Item 9 Labs Corp.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)   Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant’s other certifying officer(a) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:   January 14, 2020

/s/ Andrew Bowden

Andrew Bowden

Chief Executive Officer

 EXHIBIT 31.2

SECTION 302 CERTIFICATIONS

I, Robert Mikkelson, certify that:

1.   I have reviewed this annual report on Form 10-K of Item 9 Labs Corp.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)   Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant’s other certifying officer(a) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: January 14, 2020

/s/ Robert Mikkelsen

Robert Mikkelsen

Chief Financial Officer

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Item 9 Labs Corp. (the "Company") on Form 10-K for the year ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Bowden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

This certificate is being made for the exclusive purpose of compliance by the Principal Executive and Financial and Accounting Officer of the Company with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be disclosed, distributed or used by any person or for any reason other than as specifically required by law.

/s/ Andrew Bowden

Andrew Bowden

Chief Executive Officer

January 14, 2020

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Item 9 Labs Corp. (the "Company") on Form 10-K for the year ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Mikkelsen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

This certificate is being made for the exclusive purpose of compliance by the Principal Executive and Financial and Accounting Officer of the Company with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be disclosed, distributed or used by any person or for any reason other than as specifically required by law.

/s/ Robert Mikkelsen

Robert Mikkelsen

Chief Financial Officer

January 14, 2020

Exhibit C –

Item 9 Labs Corp’s 10-Q for the Three Months Ended December 31, 2019.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2019

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______ to _______

Commission file number 000-54730

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	96-0665018 (I.R.S. Employer Identification No.)

2727 North 3rd Street, Suite 201 Phoenix, Arizona 85004

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑  No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☑ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer”, “smaller reporting company”, and “emerging growth company” in Rule 12b-2

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company	☑
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined by Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

As of February 19, 2020, there were 61,424,905 shares of the issuer’s common stock, $0.0001 par value per share, outstanding.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain information included in this Quarterly Report on Form 10-Q and other filings of the Registrant under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as information communicated orally or in writing between the dates of such filings, contains or may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements in this Quarterly Report on Form 10-Q, including without limitation, statements related to our plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results. Among these risks, trends and uncertainties are the availability of working capital to fund our operations, the competitive market in which we operate, the efficient and uninterrupted operation of our computer and communications systems, our ability to generate a profit and execute our business plan, the retention of key personnel, our ability to protect and defend our intellectual property, the effects of governmental regulation, and other risks identified in the Registrant’s filings with the Securities and Exchange Commission from time to time.

In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Although the Registrant believes that the expectations reflected in the forward-looking statements contained herein are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Registrant, nor any other person, assumes responsibility for the accuracy and completeness of such statements. The Registrant is under no duty to update any of the forward-looking statements contained herein after the date of this Quarterly Report on Form 10-Q.

ITEM 9 LABS CORP.

FORM 10-Q

DECEMBER 31, 2019

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements.

INDEX	F-1
Consolidated Condensed Balance Sheets as of December 31, 2019 (Unaudited) and September 30, 2019	F-2
Consolidated Condensed Statements of Operations for the Three Months Ended December 31, 2019 and 2018 (Unaudited)	F-3
Consolidated Condensed Statements of Cash Flows for the Three Months Ended December 31, 2019 and 2018 (Unaudited)	F-4
Consolidated Condensed Statements of Changes in Stockholders’ Equity for the Three Months Ended December 31, 2019 and 2018 (unaudited)	F-5
Notes to Consolidated Condensed Financial Statements (Unaudited)	F-6

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
CONSOLIDATED CONDENSED BALANCE SHEETS

	(unaudited)
	December 31,	September 30,
	2019	2019
ASSETS
Current Assets:
Cash and cash equivalents	$46,680	$21,092
Restricted cash and cash equivalents	517,664	553,851
Accounts receivable, net of reserves of $22,460 and $0 at December 31, 2019 and September 30, 2019, respectively	366,658	437,026
Deferred costs	2,004,235	1,936,534
Prepaid expenses and other current assets	75,293	14,409
Total current assets	3,010,530	2,962,912

Property and equipment, net	7,180,662	7,170,422
Right of use asset	243,027	—
Investment in Health Defense, LLC	100,000	100,000
Deposit on land purchase from related party	600,000	600,000
Receivable for sale of Airware assets, net of reserves and unamortized discount of $307,430	474,715	504,715
Notes and interest receivable, net of reserves of $69,000	180,000	180,000
Other intangible assets, net	1,738,268	1,839,875
Goodwill, net	1,116,396	1,116,396
Total Assets	$14,643,598	$14,474,320

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$1,252,976	$1,076,546
Accrued payroll	103,342	77,560
Accrued compensated absences	69,424	69,424
Accrued interest	1,362,568	675,182
Accrued expenses	715,847	379,972
Accrued income tax	87,476	87,476
Short term notes payable	2,520,714	2,051,714
Operating lease liability - short term portion	67,952	—
Long term debt, in default	2,700,000	2,700,000
Convertible notes payable, in default	20,000	20,000
Total current liabilities	8,900,299	7,137,874

Operating lease liability	175,075	—

Total liabilities	9,075,374	7,137,874

Commitments and Contingencies

Stockholders' Equity:
Common stock, par value $.0001 per share, 2,000,000,000 shares authorized; 63,724,905 issued, 61,424,905 outstanding at December 31, 2019 and 63,643,005 shares issued and outstanding at September 30, 2019	6,374	6,365
Additional paid-in capital	21,806,059	18,148,962
Treasury stock	(3,450,000)	—
Accumulated deficit	(12,645,129)	(10,694,939)
Total Item 9 Labs Corp. stockholders' equity	5,717,304	7,460,388

Noncontrolling Interest	(149,080)	(123,942)

Total Stockholders' Equity	5,568,224	7,336,446

Total Liabilities and Stockholders' Equity	$14,643,598	$14,474,320

The accompanying notes are an integral part of these consolidated condensed financial statements.

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Quarter Ending	Quarter Ending
	December 31, 2019	December 31, 2018
Revenues, net	$1,532,856	$955,614
Cost of revenues	1,047,079	476,218
Gross profit	485,777	479,396

Operating expenses
Professional fees and outside services	267,378	350,884
Payroll and employee related expenses	822,458	315,617
Sales and marketing	120,977	82,443
Other operating expenses	454,474	129,205
Provision for bad debt	22,460	—
Total operating expenses	1,687,747	878,149

Loss from operations	(1,201,970)	(398,753)

Other income (expense)
Interest income	—	22,256
Interest expense	(773,358)	(800)
Total other income (expense), net	(773,358)	21,456

Net loss	(1,975,328)	(377,297)

Less: Net loss attributable to noncontrolling interest	(25,138)	(48,478)

Net loss attributable to Item 9 Labs Corp.	$(1,950,190)	$(328,819)

Basic and diluted weighted average common shares outstanding	62,563,490	56,851,805

Basic and diluted net loss per common share	$(0.03)	$(0.01)

The accompanying notes are an integral part of these consolidated condensed financial statements.

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

	Three Months Ended
	December 31, 2019	December 31, 2018
Operating Activities:
Net loss	$(1,975,328)	$(377,297)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	32,110	12,961
Amortization	245,727	—
Common stock issued for services	132,106	123,500
Stock compensation expense	75,000	—
Provision for bad debt	22,460	—
Interest accretion from receivable	—	(12,532)
Changes in operating assets and liabilities:
Accounts receivable	47,908	(188,061)
Deferred costs	(67,701)	(354,345)
Prepaid expenses	(60,884)	10,299
Accounts payable	176,430	(59,631)
Accrued payroll	25,782	22,784
Accrued compensated absences	—	(827)
Accrued interest	687,386	400
Accrued expenses	335,875	(1,855)
Net Cash Used in Operating Activities	(323,129)	(824,604)

Investing Activities:
Purchases of property and equipment	(42,350)	(5,023)
Cash paid for purchase of AZ DP Counsulting LLC assets	—	(1,500,000)
Cash received from sale of Airware assets	30,000	—
Capitalized license fees	(144,120)	—
Net Cash Used in Investing Activities	(156,470)	(1,505,023)

Financing Activities:
Proceeds from the sale of common stock, net of issuance costs	—	3,150,000
Proceeds from the issuance of debt	469,000	—
Net Cash Provided by Financing Activities	469,000	3,150,000

Net (Decrease)/Increase in Cash	(10,599)	820,373

Cash and cash equivalents- Beginning of Period	574,943	1,674,266

Cash and cash equivalents - End of Period	$564,344	$2,494,639

Supplemental disclosure of cash flow information:
Interest paid in cash	$50,000	$—
Income taxes paid in cash	$—	$—

Cash and cash equivalents	$46,680	$2,494,639
Restricted cash and cash equivalents	517,664	—
Total	$564,344	$2,494,639

Supplemental disclosure of non-cash investing and financing activities:
Stock issued for asset acquisition of Arizona DP Consulting, LLC	$—	$7,770,000
Noncontrolling Interest	$(149,080)	$(48,478)
Right of use asset	$(243,027)	$—
Lease Liability	$243,027	$—
Non-cash equity compensation	$207,106	$123,500
Non-Cash Treasury Stock	$3,450,000	$—

Net assets acquired in acquisition of Arizona DP Consulting, LLC
Intangible assets	$—	$3,350,000
Goodwill	—	5,920,000
Total purchase consideration	$—	$—

The accompanying notes are an integral part of these consolidated condensed financial statements.

ITEM 9 LABS CORP. AND SUBSIDIARIES
(FORMERLY AIRWARE LABS CORP.)
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
THREE MONTHS ENDED DECEMBER 31, 2019 AND 2018

	Item 9 Labs Corp Equity
			Additional				Non
	Common Stock		Paid-in	Treasury Stock		Accumulated	Controlling
	Shares	Amount	Capital	Shares	Amount	(Deficit)	Interest	Total
Balance at September 30, 2018	54,766,642	$5,477	$3,427,230	—	$—	$(870,243)	$—	$2,562,464
Stock issued for acquisition	3,000,000	300	7,769,700	—	—	—	—	7,770,000
Issuance of stock for cash	3,100,000	310	3,149,690	—	—	—	—	3,150,000
Exchange of shares for services	30,000	3	123,497	—	—	—	—	123,500
Net loss	—	—	—	—	—	(328,819)	(48,478)	(377,297)
Balance at December 31, 2018	60,896,642	$6,090	$14,470,117	—	$—	$(1,199,062)	$(48,478)	$13,228,667

Balance at September 30, 2019	63,643,005	6,365	18,148,962	—	—	(10,694,939)	(123,942)	7,336,446
Treasury stock acquired in settlement agreement	—	—	3,450,000	(2,300,000)	(3,450,000)	—	—	—
Exchange of shares for services	55,618	6	132,100	—	—	—	—	132,106
Stock compensation	26,282	3	74,997	—	—	—	—	75,000
Net loss	—	—	—	—	—	(1,950,190)	(25,138)	(1,975,328)
Balance at December 31, 2019	63,724,905	$6,374	$21,806,059	(2,300,000)	$(3,450,000)	$(12,645,129)	$(149,080)	$5,568,224

The accompanying notes are an integral part of these consolidated condensed financial statements.

ITEM 9 LABS CORP.

(FORMERLY AIRWARE LABS CORP)

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(Unaudited)

Note 1 – Description of Business and Summary of Significant Accounting Policies

Description of Business

Item 9 Labs Corp. (“Item 9 Labs” or the “Company”), formerly Airware Labs Corp., is a Delaware corporation. The Company was incorporated under the laws of the state of Delaware on June 15, 2010 as Crown Dynamics Corp. On October 26, 2012, the Articles of Incorporation were amended to reflect a name change to Airware Labs Corp, and on April 2, 2018, they were amended again to reflect the name change to Item 9 Labs Corp.

On October 18, 2018 the Company effected a 1 for 20 reverse stock split of the Company’s common stock. The par value and number of authorized shares were not adjusted as a result of the reverse stock split. The total number of shares outstanding at the time of the split was adjusted from 1,095,332,835 to 54,766,642. All share information in these consolidated condensed financial statements has been retroactively adjusted to reflect the effect of the reverse split.

On March 20, 2018, the Company closed on an Agreement and Plan of Exchange (the “Agreement”) to acquire all of the membership interests of BSSD Group, LLC (“BSSD”), an Arizona limited liability company formed on May 2, 2017, in exchange for newly issued restricted shares of the Company’s common stock (the “Shares”), which represented approximately 75% of the issued and outstanding shares of the Company’s common stock on a fully-diluted basis. The 40,355,771 Shares were distributed pro-rata to the BSSD members. As part of the Agreement, the Company agreed to increase its authorized shares of common stock to two billion.

For accounting purposes the transaction was recorded as a reverse recapitalization, with BSSD as the accounting acquirer. Consequently, the historical pre-merger financial statements of BSSD are now those of the Company. In its determination that BSSD was the accounting acquirer, the Company considered pertinent facts and circumstances, including the following: (i) the BSSD owners received the largest portion of the voting rights of the combined entity; (ii) the management team of the combined entity is primarily comprised of owners or management of BSSD; (iii) the continuing business of the combined entity will be the business of BSSD.

Through a licensing agreement, the Company grows medical marijuana and produces cannabis related products at their facility in Pinal County, Arizona on behalf of licensed medical marijuana dispensaries in the state of Arizona. The major assets of the Company, consisting of five acres of land and a cultivation facility, were contributed by the members of BSSD in May 2017 and were recorded at the historical carrying value (original cost less any related accumulated depreciation) of the members as of the contribution date.

On September 12, 2018, the Company executed a $1,500,000 promissory note (see Note 8) which was used to make a capital contribution into Strive Management, LLC, a Nevada limited liability company (“Strive Management”). In exchange for the contribution, the Company received a 20% membership interest in Strive Management. The remaining interests are held by three individuals one of which is the Company’s former Chief Executive Officer. Through a management agreement with Strive Wellness of Nevada, LLC, a related party (the Company’s former CEO is a member of this LLC), Strive Management will facilitate the cultivation, processing and distribution of marijuana in Nevada. Strive Wellness of Nevada, LLC has been allocated cultivation, processing and distribution licenses from the state of Nevada. Additionally, the Company will acquire an additional 31% ownership of Strive Management upon the approval from the state of Nevada to operate the cultivation and processing facility. See Note 15.

Principles of Consolidation

Item 9 Labs consolidates all variable interest entities (“VIEs”) in which the Company is deemed to be the primary beneficiary and all other entities in which it has a controlling voting interest.  An entity is generally a VIE if it meets any of the following criteria: (i) the entity has insufficient equity to finance its activities without additional subordinated financial support from other parties, (ii) the equity investors cannot make significant decisions about the entity’s operations or (iii) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity or receive the expected returns of the entity and substantially all of the entity’s activities involve or are conducted on behalf of the investor with disproportionately few voting rights. The Company periodically makes judgments in determining whether its investees are VIEs and, at each reporting period, the Company assesses whether it is the primary beneficiary of any of its VIEs. As of December 31, 2019 and September 30, 2019, the Company is deemed the primary beneficiary of Strive Management because the entity has insufficient equity to finance its activities without additional subordinated support. The interests in Strive Management held by non-controlling members have been presented on the statement of operations and statement of stockholders’ equity as non-controlling interest. See Note 15.

The consolidated condensed financial statements include the accounts of the Company, its wholly-owned subsidiaries and variable interest entities in which the Company is the primary beneficiary. Intercompany balances and transactions have been eliminated.

The accompanying unaudited consolidated condensed financial statements of the Company as of December 31, 2019 have been prepared by us without audit pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and do not include all the information and notes necessary for a presentation of financial position and results of operations in accordance with GAAP and should be read in conjunction with our September 30, 2019 audited financial statements filed with the SEC on our Form 10-K filed January 14, 2020. It is management’s opinion that all material adjustments (consisting of normal recurring adjustments) have been made, which are necessary for a fair financial statement presentation. We derived the September 30, 2019 consolidated condensed balance sheet data from audited consolidated financial statements, however, we did not include all disclosures required by GAAP. The results for the interim period are not necessarily indicative of the results to be expected for the year ending September 30, 2020.

Accounting Estimates

The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates. Significant estimates of the Company include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. Due to the uncertainties in the formation of accounting estimates, and the significance of these items, it is reasonably possible that these estimates could be materially changed in the near term.

Cash and Cash Equivalents and Restricted Cash

Cash represents cash on hand, demand deposits placed with banks and other financial institutions and all highly liquid instruments purchased with a remaining maturity of three months or less as of the purchase date of such investments. The Company maintains cash on deposit, which, can exceed federally insured limits. The Company has not experienced any losses on such accounts nor believes it is exposed to any significant credit risk on cash. Restricted cash represents funds held by a bank pending resolution of a dispute with a former officer of the Company.

Accounts Receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the period in which those differences are determined, with an offsetting entry to a valuation allowance for accounts receivable.

Deferred Costs

Deferred costs consist of the costs directly related to the production and cultivation of marijuana crops and cannabis derived concentrates. Deferred costs are relieved to cost of services as products are delivered to dispensaries.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method, over the estimated useful lives of the assets. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. Gains and losses on the disposition of property and equipment are recorded in the period incurred.

The estimated useful lives of property and equipment are:

•	Cultivation and manufacturing equipment 2-7 years
•	Buildings 30 years

Notes and Other Receivables, net

Notes and other receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the period in which those differences are determined, with an offsetting entry to a valuation allowance for receivables. Management assesses all receivables individually and in total, considering historical credit losses as well as existing economic conditions to determine the likelihood of future credit losses. The Company stops accruing interest on interest bearing receivables when the receivable is in default. There was a total valuation allowance as of December 31, 2019 and September 30, 2019 of $376,430.

Impairment of Long-Lived Assets

We analyze long-lived assets, including property and equipment and definite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. We review the amortization method and estimated period of useful life at least at each balance sheet date. We record the effects of any revision to operations when the change arises. We recognize impairment when the estimated undiscounted cash flow generated by those assets are less than the carrying amount of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets, which is generally calculated using discounted cash flows.

Intangible Assets Subject to Amortization

Intangible assets include trade name, customer relationships, website, a noncompete agreement and intellectual property obtained through a business acquisition (see Note 2). Intangible assets acquired in a business combination are recognized at fair value using generally accepted valuation methods deemed appropriate for the type of intangible asset acquired. Intangible assets with finite lives are amortized over their estimated useful life and reported net of accumulated amortization, separately from goodwill. Amortization is calculated on the straight-line basis using the following estimated useful lives:

•	Trade names	10 years
•	Customer relationships	2 years
•	Noncompete agreement	4 months (settlement agreement, see Note 2)
•	Websites and other intellectual property	5 years

Generally, the Company utilizes the relief from royalty method to value trade name, the with or without method for valuing the customer relationships, and the discounted cash flow method for valuing website and intellectual property.

Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net tangible and intangible assets acquired. Goodwill is not subject to amortization and is tested annually for impairment, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable. The goodwill included in these consolidated condensed financial statements represents the amount of consideration paid above the amount of the individually identifiable assets acquired. In assessing potential impairment, management first considers qualitative factors to determine if an impairment of goodwill exists. Upon the determination of a likely impairment, management assesses the recorded goodwill balance with the fair value of the business acquired.

Income Taxes

The Company accounts for income taxes under FASB ASC 740, Income Taxes. Deferred income tax assets and liabilities are determined based upon differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established to reduce deferred tax assets to the amount expected to be realized.

The Company files income tax returns in the U.S. federal jurisdiction, and the State of Arizona. The Company is subject to U.S. federal, and state income tax examinations by tax authorities. Generally all periods beginning on or after January 1, 2015 are open to examination by taxing authorities. The Company believes it has no tax positions for which the ultimate deductibility is highly uncertain.

Revenue Recognition

On October 1, 2017, the Company adopted ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”) and all the related amendments.

The core principle of ASC 606 requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASC 606 defines a five-step process to achieve this core principle and, in doing so, it is possible more judgment and estimates may be required within the revenue recognition process than previously required under GAAP, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation.

All of the Company’s revenue is associated with a customer contract that represents an obligation to perform services that are delivered at a single point in time.  Any costs incurred prior to the period in which the services are performed to completion are deferred and recognized as cost of revenues in the period in which the performance obligations are completed. For the three months ended December 31, 2019, approximately 92% of the Company’s revenue was generated from performance obligations completed in the state of Arizona and for the three months ended December 31, 2018, all revenues were generated for performance obligations completed in the state of Arizona.

The Company recognizes revenue as services are rendered. Services are considered complete upon successful delivery of the product to the dispensary as the Company has no further performance obligations at this point in time and collection is assured. Under the performance contract, the Company acts as an agent for the dispensary, does not own the marijuana, cannot exchange the marijuana, prepares invoices for the dispensary and all employees that are in contact with marijuana are dispensary agents of the dispensary with which we have our contract. Given these facts and circumstances, it is the Company’s policy to record the revenue related to the contract net of the amount retained by the dispensary. Per the dispensary contract, the Company is paid 85% of the wholesale market price of the marijuana for the services rendered.

The Company’s revenues accounted for under ASC 606, do not require significant estimates or judgments based on the nature of the Company’s revenue stream. The sales price is generally fixed at the point of sale and all consideration from the contract is included in the transaction price. The Company’s contracts do not include multiple performance obligations or variable consideration.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments, consisting of cash and cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their short term to maturity.  The Company’s receivable resulting from the sale of Airware, notes receivable and notes payable were discounted to its estimated fair value.

ASC Topic 820, Fair Value Measurements, defines fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also specifies a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities;

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3: Valuation is generated from model-based techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect our own estimate of assumptions that market participants would use in pricing the asset or liability.

Net Loss Per Share

Basic earnings per share does not include dilution and is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Dilutive securities are not included in the weighted average number of shares when inclusion would be anti-dilutive. At December 31, 2019 and September 30, 2019, there were 632,701, and 656,112 shares underlying convertible notes payable, warrants and options, that were anti-dilutive, respectively.

Stock-Based Compensation

The Company accounts for its stock-based awards in accordance with ASC Subtopic 718-10, “Compensation – Stock Compensation”, which requires fair value measurement on the grant date and recognition of compensation expense for all stock-based payment awards made to employees and directors. For stock options, the Company estimates the fair value using a closed option valuation (Black-Scholes) model. The estimated fair value is then expensed over the requisite service period of the award which is generally the vesting period and the related amount is recognized in the consolidated condensed statements of operations. The Company recognizes forfeitures at the time they occur.

The Black-Scholes option-pricing model requires the input of certain assumptions that require the Company’s judgment, including the expected term and the expected stock price volatility of the underlying stock. The assumptions used in calculating the fair value of stock-based compensation represent management’s best estimates, but these estimates involve inherent uncertainties and the application of judgment. As a result, if factors change resulting in the use of different assumptions, stock-based compensation expense could be materially different in the future.

Recently Issued Accounting Pronouncements

Adopted

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350). The update simplifies the process for assessing goodwill for impairment. The amended guidance removes the second step that was previously required. ASU 2017-04 is effective for us on October 1, 2023, with early adoption permitted for periods beginning after January 1, 2017. The Company adopted ASU 2017-04 on October 1, 2018.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update improves financial reporting about leasing transactions by requiring a lessee to record on the balance sheet the assets and liabilities for the rights and obligations created by lease terms of more than 12 months. The Company adopted ASU 2016-02 effective October 1, 2019.The most significant change was related to the recognition of a right-of-use asset and lease liability on our consolidated condensed balance sheet for our real estate operating lease. The impact on our results of operations and cash flows is not material. See Note 10.

Pending Adoption

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326), which provides guidance on measuring credit losses on financial instruments. The amended guidance replaces current incurred loss impairment methodology of recognizing credit losses when a loss is probable with a methodology that reflects expected credit losses and requires a broader range of reasonable and supportable information to assess credit loss estimates. ASU 2016-13 is effective for the Company on October 1, 2023, with early adoption permitted on October 1, 2019. The Company is assessing the provisions of this amended guidance; however, the adoption of the standard is not expected to have a material effect on our consolidated condensed financial statements.

There have been no other recent accounting pronouncements or changes in accounting pronouncements that have been issued but not yet adopted that are of significance, or potential significance, to the Company.

Note 2 –Business Combination

On November 26, 2018, the Company’s wholly owned subsidiary AZ DP Holdings, LLC (“AZDP”) performed an acquisition of the majority of the assets of Arizona DP Consulting, LLC (“AZDPC”), a consulting firm specializing in obtaining marijuana dispensary permits and developing cannabis related business plans. The purchase price was $9,270,000, $1,500,000 in cash and 3,000,000 shares of restricted common stock having an aggregate value of $7,770,000 or $2.59 per share based on the market price of the Company’s shares at the time the asset purchase agreement was executed. There were no significant costs relating to the acquisition. Pursuant to the agreement, Sara Gullickson transitioned from President to CEO under a 3 year employment agreement and became a member of the board of directors of the Company. Additionally, AZDP agreed to hire the employees of AZDPC and lease its existing office space which required $3,200 of monthly rent through May 2019, which was subsequently extended through August 2019. The primary reason for the acquisition was to utilize the assets held by AZDPC to assist in the expansion of the Company. Assets and liabilities of AZDPC were negligible so presentation was not deemed necessary.

In accordance with ASC 805, Business Combinations, the Company accounted for the acquisition of AZDPC using the acquisition method of accounting. The purchase price was allocated to specific identifiable intangible assets at their respective fair values at the date of acquisition. There were no tangible assets or liabilities acquired.

Identifiable intangible assets consist of the following as of December 31, 2019:

	Balance at			Balance at
	October 1, 2019	Other Additions	Amortization	December 31, 2019
Trade names	$161,848	$144,120	$(3,000)	$302,968
Customer relationships	181,250	—	(36,250)	145,000
Websites and other intellectual property	1,144,277	—	(67,310)	1,076,967
Non-compete agreement	352,500	—	(139,167)	213,333

Total other intangible assets	1,839,875	144,120	(245,727)	1,738,268

Goodwill	1,116,396	—	—	1,116,396

Total	$2,956,271	$144,120	$(245,727)	$2,854,664

On November 15, 2019, Ms. Sara Gullickson voluntarily resigned as Chief Executive Officer and member of the Board of Directors of Item 9 Labs Corp. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Ms. Gullickson and the Company have mutually agreed to amend the terms of the employment agreement and non-competition agreement between Ms. Gullickson and the Company dated November 26, 2018 pursuant to which (i) the non-competition period shall be reduced from three (3) years to four (4) months; (ii) Ms. Gullickson shall receive her full salary and health benefits for four (4) months from the resignation date (a significantly reduced period of time); and (iii) Ms. Gullickson shall cancel and return to treasury an aggregate amount 2,300,000 restricted shares of Company Common Stock which were acquired by Gullickson pursuant to that certain Asset Purchase Agreement dated November 26, 2018 by and between Arizona DP Consulting LLC, an Arizona limited liability company, as seller, and Gullickson as the sole member of the seller on the one hand, and the Company and AZ DP Holdings, LLC, a Nevada limited liability company as buyer, on the other hand. The returning of the stock was accounted for as a capital contribution and treasury stock transaction. As such, there was no impact on total equity.

In exchange for the aforementioned terms, the Company and Gullickson agreed to a release of claims against each other, among other things. The agreement contains representations and warranties customary for agreements of this type.

Note 3 - Property and Equipment, Net

The following represents a summary of our property and equipment as of December 31, 2019 and September 30, 2019:

	December 31,	September 30,
	2019	2019
Cultivation and manufacturing equipment	$171,271	$154,059
Construction in progress	4,085,435	4,060,297
Land and building	3,093,549	3,093,549
	7,350,255	7,307,905
Accumulated Depreciation	(169,593)	(137,483)
	$7,180,662	$7,170,422

Depreciation expense for the three months ended December 31, 2019 and 2018 was $32,110 and $12,961, respectively.

Note 4 – Sale of Airware Assets and Investment in Health Defense LLC

On May 3, 2018, the Company entered into an intellectual property sales agreement with Health Defense LLC. Pursuant to the terms of the agreement, the Company sold all of the assets related to the former business of the Company, nasal dilator sales.

In consideration for entering into the agreement, the Company is to receive: (i) $300,000 in cash at execution, (ii) $700,000 in cash within one year of execution and (iii) an additional $300,000 by December 31, 2019.

As additional consideration, the Company was given a 10% ownership interest in Health Defense LLC. This ownership is valued at $100,000 and is reflected on the consolidated condensed balance sheets as Investment in Health Defense at December 31, 2019 and September 30, 2019.

As of December 31, 2019 and September 30, 2019, management determined that the receivable described above should be classified as long-term on the consolidated condensed balance sheets as the payments have not been made as scheduled. Additionally, management has recorded an allowance on the receivable of $307,430 at December 31, 2019 and September 30, 2019.

Note 5 – Notes Receivable

On May 11, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $150,000. This is a one year note with 20% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into a unit offering of the borrower at a 15% discount. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. The Company is currently negotiating an amendment to the note.

On May 15, 2018, the Company entered into a Promissory Note Agreement with a borrower in the principal amount of $60,000. This is a one year note with 15% non-compounded annual interest payable at maturity. It is convertible at the discretion of the Company into an interest in a strategic partnership of ownership and operations of a certain dispensary license. The note is personally guaranteed by the borrower. This note is in default and is on non-accrual status. At December 31, 2019, the principal and interest has been fully reserved in the amount of $69,000.

At December 31, 2019 and September 30, 2019, the Company has accrued $39,000 of interest receivable related to these notes which is included in notes and interest receivables on the accompanying consolidated condensed balance sheets.

Note 6 – Short Term Note Payable

On August 28, 2019, Item 9 Properties, LLC, a Nevada limited liability company, and BSSD Group, LLC, an Arizona limited liability company, each wholly owned subsidiaries of Item 9 Labs Corp. collectively, entered into a Loan Agreement up to $2.5 million (the “Loan Agreement”) with Aeneas Venture Partners 3, LLC, an Arizona limited liability company (the “Lender”).

Pursuant to the Loan Agreement, the Company may make multiple borrowings under the Loan Agreement in the total aggregate principal amount of up to $2.5 million (the “Loan”) for the purpose of completing development and construction on certain real property located in Pahrump, Nevada owned by the Company. The Loan is a multiple advance credit facility. The Company drew $2,000,000 on August 28, 2019 and an additional $200,000 on November 26, 2019. Interest in the amount of 15% of the total amount borrowed (based on total draws) under the Loan will be paid in addition to principal at the maturity date. The Loan has a term of sixty days from funding of the Loan and may be extended for additional sixty days subject to the satisfaction of certain conditions including ten days’ notice and an extension loan fee of 15% of the aggregate total of advances under the Loan. The Loan is secured by a first priority interest in the Company’s real property located in Coolidge, Arizona, including improvements and personal property thereon (the “Property”) and includes an unconditional guarantee by Item 9 Labs Corp. The 5-acre property has 20,000 square feet of buildings, housing the cultivation and processing operations. The total balance of the loan, including accrued interest as of December 31, 2019 was $3,050,000, after the Company executed extensions in October and December 2019.

Note 7 – Unsecured Convertible Note Payable

In the reverse recapitalization disclosed in Note 1, the Company assumed one unsecured convertible note payable with principal balance totaling $20,000 which was due in August 2012, carries an interest rate of 8% and is convertible including accrued interest to common stock at $.50 per share, which would be 62,710 shares as of December 31, 2019 and September 30, 2019. As of December 31, 2019 and September 30, 2019, this unsecured convertible note payable is considered in default and has been presented as a current liability on the consolidated condensed balance sheets.

Note 8 – Long Term Debt in Default

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”) in which Viridis has agreed to loan the Company up to $2.7 million for the expansion of the Company’s Arizona and Nevada properties (see Note 12). As of September 30, 2018, the Company received $1,500,000 of proceeds from Viridis in the form of a promissory note. The $1,500,000 proceeds were utilized to acquire a 20% ownership in Strive Management, LLC as described in Notes 1 and 9, and is collateralized with a Deed of Trust on the Company’s approximately 5 acre property and construction in progress. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from the Nevada operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Nevada operation begins earning revenue. Parties acknowledge that the Company was expected to own only 51% of the Nevada operations and therefore Viridis’ revenue participation is limited to the Company’s interest. On February 14, 2020, the Company acquired the remaining 80% membership interest in Strive Management, LLC. Therefore, the revenue participation payments will be based on 100% of the revenues of the Company’s Nevada operations. The operations in Nevada have not yet begun as of the date of this filing. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender. Interest of $294,084 has been accrued as of December 31, 2019.

The additional $1,200,000 of proceeds drawn during the year ended September 30, 2019 were utilized to construct an additional 10,000 square foot cultivation and processing facility in Arizona that became operational in June 2019. The loan was originally collateralized with a Deed of Trust on the Company’s 5 acre parcel in Coolidge, AZ and its two 10,000 square foot buildings. In August 2019, Viridis agreed to subordinate its first priority Deed of Trust and move into a 2nd position. The proceeds were received as construction draws between November 2018 and January 2019. In exchange for the loan, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from the Arizona operations until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control. Payments on the loan will commence 90 days after the Arizona operation begins earning revenue. Interest on the notes accrue monthly at a 2.9% annual rate. On August 26, 2019, the loan was amended to include 6% annualized interest in exchange for Viridis subordinating its debt to another lender. Interest of $249,245 has been accrued as of December 31, 2019.

Both notes are in default as of December 31, 2019. As such, the notes are presented as current liabilities on the consolidated condensed balance sheets. The notes are with a related party, Viridis. The former CEO of Viridis is the CEO and a board member of Item 9 Labs Corp.

The Company’s subsidiary, BSSD Group, LLC borrowed $269,000 from Viridis Group during the three months ended December 31, 2019. This note bears annualized interest at 15%. The remaining terms of the note are still being negotiated.

Note 9 – Variable Interest Entity

As of December 31, 2019 and September 30, 2019, the Company has determined that it holds a variable interest in Strive Management due to the Company being its sole source of capital. Further, the Company has agreed to raise $4,000,000 on Strive Management’s behalf through promissory note agreements that the Company will guarantee. No funds have been raised as of the date of these consolidated condensed financial statements. If the funds are not raised, the additional 31% interest due to the Company upon operational approval from the State of Nevada as discussed in Note 1 would be subject to reclamation by the other members of Strive Management. The Company has been determined to be the primary beneficiary of Strive Management as the Company has the power to direct the activities that significantly impact Strive Management’s economic performance and the obligation to absorb losses. Strive Management’s financial statements as of December 31, 2019 and September 30, 2019 and for the quarters ending December 31, 2019 and 2018 have been consolidated with the Company. Upon consolidation, the assets of Strive Management were recorded at its carrying amounts. The effects of consolidating Strive Management resulted in an increase in assets of $517,664 and $553,851 as of December 31, 2019 and September 30, 2019, respectively, and an increase in expenses of $31,423 and $60,598 for the three months ended December 31, 2019 and 2018, respectively. Though consolidated, all assets and liabilities of Strive Management LLC are non-recourse in that they can only be used to settle obligations of Strive Management and creditors can only seek recourse against Strive Management, not the Company, even though it has been deemed the primary beneficiary.

As discussed in Note 15, the Company completed the purchase of the remaining ownership interests of Strive Management LLC in February 2020.

Note 10 – Leases

The Company leases its corporate office from an entity controlled by the CEO of the Company, under an operating lease. The lease is for a term of 5 years beginning September 1, 2019. The following is a schedule by years of future minimum payments required under the lease together with their present value as of December 31, 2019:

Future Minimum
Payments
2020	$58,478
2021	80,013
2022	82,114
2023	84,215
2024	78,963

383,783

less imputed interest	(140,756)

$243,027

As of the inception of the lease, the lease liability and right of use asset was recorded at $268,359, the amount of the present value of all lease payments. To calculate the lease liability and right of use asset, the Company used a 20% discount rate, the approximate interest rate the Company would borrow at.

Amortization in the amount of $25,332 has been recorded against the right of use asset and lease liability, leaving a balance in each of $243,027 as of December 31, 2019.

Note 11 - Concentrations

For the three months ended December 31, 2019 and 2018, respectively, 92% and 100% of the Company’s revenue were generated from a single customer.

Note 12 - Commitments and Contingencies

The production and possession of marijuana is prohibited by the United States of America, though the state of Arizona allows these activities to be performed at licensed facilities such as BSSD. If the federal government decides to enforce the Controlled Substances Act, it could have a material adverse effect on our business. However, the Company does not currently believe the federal prohibition of these activities will negatively impact the business. As such, the Company has not elected to record a related accrual contingency.

The Company is in default on convertible notes payable totaling $20,000 (see Note 7). The Company has attempted to communicate with the note holder to request extension or conversion, but has been unsuccessful in doing so. The full balance on this note is included in current liabilities.

On April 20, 2018, the Company entered into an agreement for the purchase of approximately 44 acres of land from an affiliate of a founding member of BSSD. The purchase price of the property is $3,000,000, payable as follows; (i) $200,000 deposited with escrow agent as an initial earnest money deposit, (ii) on or before February 1, 2019, the Company will deposit an additional $800,000 into escrow as additional earnest money deposit and (iii) the balance of the purchase price shall be paid via a promissory note. The earnest money amounts are non-refundable. The Company has negotiated an amendment to this agreement that will spread the $800,000 payment over the course of 4 months. As of the date of these consolidated condensed financial statements, $600,000 has been deposited in escrow which has been classified as a long-term asset on the consolidated condensed balance sheet as of December 31, 2019 and September 30, 2019.

On June 26, 2018, the Company entered into a contractor agreement with Chase Herschman pursuant to which he will provide services in exchange for $120,000 annually, payable each month; up to $420,000 in common stock options which shall vest upon the occurrence of certain benchmarks as described in the contractor agreement and a commission of 1% of the gross profits of the Nevada Operations of the Company. The term of the agreement is a period of three years.

On September 13, 2018, the Company entered into a Loan and Revenue Participation Agreement with Viridis Group I9 Capital LLC (“Viridis”). Viridis agreed to make secured loans of up to $2.7 million to the Company which is represented by two separate notes, one for the construction and enhancement of the Company’s Arizona property and one for the Company’s proposed ventures in Nevada. In exchange for the loans, Viridis will be repaid in the form of waterfall revenue participation schedules. Viridis shall receive 5% of the Company’s gross revenues from each of the Company’s Arizona and Nevada operations, respectively, until the loan is repaid, 2% until repaid 200% of the amount loaned, and 1% of gross revenues in perpetuity or until a change in control.

Under the terms of the Loan and Revenue Participation Agreement, upon a change in control of the Company, Viridis will be entitled to receive 200% of the principal amount of the loans to the Company computed after considering previous revenue participation payments through the date of change of control and 1% of the aggregate sales price or consideration received in the change in control transaction.

As of December 31, 2019, the Company has received the $1,500,000 and invested the funds in Strive Management (see Notes 8 and 9). The remaining $1,200,000 has been provided by Viridis directly to contractors of the Arizona property from an account owned and controlled by Viridis. The Company recorded the $2,700,000 as debt at December 31, 2019 and September 30, 2019.

As part of the agreement to invest in Strive Management, the Company has committed to raise funding of approximately $4,000,000 through promissory notes that the Company will guarantee so that Strive Management can develop the property in Nevada through promissory notes that the Company will guarantee.

On July 1, 2019, the Company entered into a 3 year agreement with a concert venue to be the name sponsor for the venue. In exchange, the Company issued 45,457 shares of restricted common stock valued at $200,000 ($4.40/share) and is to pay $5,000 monthly for the first 12 months and $60,000 in July 2020 and 2021.

The Company entered into a 60 month lease with VGI Citadel LLC to rent office space for its corporate headquarters which began on September 1, 2019. The lease payments total $6,478 monthly for the first twelve months, include all utilities and an estimated amount for common area maintenance and real estate taxes. The monthly lease rate increases to $6,653, $6,828, $7,003, and $7,178 for years two through five, respectively.

Note 13– Related Party Transactions

As discussed in Note 1, on March 20, 2018, the Company issued 40,355,771 shares of common stock to the members of BSSD for their membership interests.

As discussed in Note 12, the Company has entered into an agreement as of April 20, 2018 for the purchase of land. The land owner is one of the original members of BSSD and a current employee of the Company.

As discussed in Note 14, on May 8, 2018, the Company issued 22,500 options for the purchase of common stock to three board members.

As discussed in Notes 8 and 12, the Company has entered into a Loan and Revenue Participation Agreement and Promissory Note with Viridis. The member of Viridis was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

As discussed in Note 8, BSSD Group, LLC, a wholly owned subsidiary of the Company entered into a loan agreement with Viridis.

As discussed in Note 2, the Company issued 3,000,000 shares of restricted common stock as part of the asset purchase agreement dated November 26, 2018. As part of November 15, 2019 settlement agreement, Gullickson returned 2,300,000 shares of stock to the Company.

During the three months ended December 31, 2018, the Company issued 3,000,000 shares of restricted common stock to Viridis I9 Capital LLC, an LLC in which, Andrew Bowden, director and CEO of the Company is a member. The sales price was $1.00 per share with net proceeds of $3,000,000.

The Company has a construction management agreement with the Viridis Group to oversee the Nevada construction project totaling $20,000 monthly. The Company owes Viridis $60,000 for these services as of December 31, 2019 and September 30, 2019.

As discussed in Note 12, the Company has a lease agreement with VGI Capital LLC. A member of VGI Capital was elected to the Company’s board of directors on December 21, 2018 and is currently the Company’s CEO.

Included in our accounts payable at December 31, 2019 and September 30, 2019 is approximately $160,000 in amounts due to related parties.

Note 14 - Stockholders’ Equity

Common Stock

During the three months ended December 31, 2018, the Company raised approximately $3,150,000 via private placement. 3,000,000 shares were issued for $1 per share and 100,000 shares were issued for $1.50 per share.

As discussed in Note 2, the Company issued 3,000,000 shares of restricted common stock, valued at $7,770,000 as consideration for the acquisition of the majority of the assets in AZ DP Consulting, LLC.

In the three months ended December 31, 2018, in the normal course of business, the Company issued 30,000 shares of restricted common stock, valued at $123,500 as consideration for various consulting contracts.

In the three months ended December 31, 2019, in the normal course of business, the Company issued 55,618 shares of restricted common stock, valued at $132,106 as consideration for various contracts, including venue sponsorships, marketing, and investor relations.

In the three months ended December 31, 2019, the Company issued 26,282 shares of restricted common stock to employees, valued at $75,000.

Warrants

As of December 31, 2019, there are 275,000 warrants for purchase of the Company’s common stock outstanding. 23,411 warrants expired during the three months ended December 31, 2019. Warrants outstanding as of December 31, 2019 are as follows:

	Common Shares
	Issuable Upon	Exercise Price of	Date	Expiration
	Exercise of Warrants	Warrants	Issued	Date
Warrants issued by predecessor	175,000	$2.00	3/31/2015	8/31/2020
Warrants issued by predecessor	100,000	$1.00	7/28/2016	7/28/2021

Balance of Warrants at December 31, 2019	275,000

As discussed in Note 1, on March 20, 2018 the Company executed an agreement to acquire all the voting interest in BSSD Group, LLC. As BSSD Group, LLC is the accounting acquirer, all previously outstanding warrants were re-issued under the new company.

Stock Options

On May 8, 2018, the Company granted 22,500 stock options to board members. The options are exercisable at $2.40 per share with a ten year term. The options will vest equally over three years unless there is a change of control of the Company at which time any unvested options vest immediately. As of December 31, 2019 and September 30, 2019, there are 294,991 stock options outstanding.

The Company determines the fair value of stock options issued on the date of grant using the Black-Scholes option-pricing model.

There was no option activity during the three months ended December 31, 2019 and 2018.

Note 15 - Subsequent Events

In December 2019, BSSD Group LLC, a wholly owned subsidiary of the Company terminated its personal services agreement with Buds & Roses. This agreement allowed the Company to cultivate, process and distribute cannabis in the state of Arizona. The agreement has a run-out period through March 31, 2020, during which time, BSSD Group LLC was negotiating with other Arizona dispensaries to perform under a similar contract. BSSD had to make a payment of approximately $400,000 in December 2019 to settle the outstanding balance on the current contract, and is required to pay $80,000 monthly on the first of January, February and March 2020. In February 2020, the Company entered into a similar agreement with another company with a flat monthly rate of $40,000.

In February 2020, the Company executed an agreement with the other members of Strive Management, LLC to purchase the remaining 80% of Strive Management, LLC, as well as the Nevada licenses its members held in another entity. The Company agreed to pay $500,000 in cash, $1,000,000 in an unsecured note payable and issue 3,250,000 membership units of Strive Management and Strive Wellness which are exchangeable for shares of the Company’s restricted common stock. Additionally, the Company issued a cashless warrant for 2,000,000 membership units of Strive Management and Strive Wellness which are exchangeable for shares of the Company’s restricted common stock. In order to close the transaction, the Company borrowed $500,000 from Stockbridge Enterprises, a related party. The note bears interest at 6% per annum and entitles Stockbridge Enterprises to a cashless warrant for 500,000 shares of common stock of the Company with an exercise price of $1.00. The Company is to repay the loan by April 11, 2020. Upon default, the interest rate increases to 11% per annum and the exercise price of the warrants decreases to $.75 for the next thirty days, $.50 for the following thirty days and finally $.05 thereafter.

In February 2020, the Company appointed Doug Bowden to its Board of Directors.

Note 16 – Going Concern

The accompanying consolidated condensed financial statements have been prepared in conformity with GAAP, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated condensed balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the consolidated financial statements for the year ended September 30, 2019, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company plans to expand into additional markets outside of Arizona, with construction of a cultivation and processing facility underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated condensed financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

END NOTES TO FINANCIALS

ITEM 2.	MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our unaudited financial statements and related notes included in this Quarterly Report on Form 10-Q and the audited financial statements and notes thereto as of and for the year ended September 30, 2019 and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations, both of which are contained in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2020.

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the securities Exchange Act of 1934, as amended, (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. The words “anticipated,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “should,” “could,” “predicts,” potential,” continue,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements that we make. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements. All forward-looking statements in this Form 10-Q are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider various factors, uncertainties and risks that could affect our future results or operations. These factors, uncertainties and risks may cause our actual results to differ materially from any forward-looking statement set forth in this quarterly report on Form 10-Q. You should carefully consider these risks and uncertainties described and other information contained in the reports we file with or furnish to the SEC before making any investment decision with respect to our securities. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Overview

Item 9 Labs produces premium cannabis and cannabis related products in a rapidly growing market. We currently offer more than 300 products that we group in the following categories: flower; concentrates; distillates; and hardware. Our product offerings will continue to grow as we develop new products to meet the needs of the end-users. We make our products available to consumers through licensed dispensaries in Arizona. In just over a year from our first product delivery, Item 9 Labs’ products are now carried in more than 40 dispensaries throughout the state of Arizona.

We believe our past and future success is dependent upon our ongoing ability to understand the needs and desires of the consumers; and we develop and offer products that meet their needs.

The objective of Item 9 Labs is to leverage our assets (tangible and intangible) to fuel the growth of our share of the Arizona cannabis market, as well as expand the geographical reach of our products into markets outside of Arizona, with the ultimate goal of providing comfortable cannabis health solutions to a larger population in a manner that will create value for our shareholders.

We expanded our assets in November 2018 with the acquisition of the majority of the assets of AZ DP Consulting LLC. The acquisition was treated as a business combination for financial reporting purposes. The acquisition was valued at $9,270,000, $1,500,000 in cash and $7,770,000 (3 million shares valued at $2.59/share) of the Company’s restricted common stock. As part of the acquisition, the owner of AZ DP Consulting LLC, Sara Gullickson came aboard Item 9 Labs Corp. as CEO. We acquired numerous web domains, including dispensarypermits.com and dispensarytemplates.com, amongst many others, marijuana business templates, a workforce, tradenames and customer lists. The consulting side of the business provides dispensary application services to its clients, and through the acquisition, provides Item 9 Labs Corp. with synergistic partnerships for growth into new markets. Through nine months of operating the business, we concluded that the assets, as recorded at the acquisition date were impaired as of September 30, 2019. The impairment is included in the results of operations, totaling $5,758,827 for the year ended September 30, 2019. In November 2019, Sara Gullickson resigned as CEO. As part of her resignation, she and the Company mutually agreed on an amendment to her employment agreement in which she would cancel and return 2,300,000 shares of the common stock she obtained in the acquisition in exchange for a reduction in the duration of her non-compete agreement from 3 years to 4 months.

Our Arizona facility expanded during the year ended September 30, 2019, and we have continued our production increase in the three months ended December 31, 2019. As demand for our products continues to grow, we will continually increase production to meet the demand.

We plan to expand into other markets through various methods, and plan to utilize strategic partnerships as necessary to provide the synergies to assist in our growth. As part of this expansion plan, we acquired land in Pahrump, Nevada during the year ended September 30, 2018 to build our second production facility. As described in Note 15 of the consolidated condensed financial statements, the Company acquired cultivation, processing and distribution licenses in Nevada on February 14, 2020, keeping the Company on track to continue its expansion into Nevada.

Results of Operations

	Three Months Ended	Three Months Ended
	December 31, 2019	December 31, 2018
Revenues, net	$1,532,856	$955,614
Cost of services	1,047,079	476,218
Gross profit	485,777	479,396

Operating expenses	1,687,747	878,149

Loss from operations	(1,201,970)	(398,753)

Interest income (expense)	(773,358)	21,456

Net loss	$(1,975,328)	$(377,297)

Revenues

Total revenues for the three months ended December 31, 2019 were $1,532,856 compared to the revenue for the period ended December 31, 2018 of $955,614, an increase of $577,242 or 60%. This increase was primarily due to an overall increase in monthly sales as production and demand for our products grew. Management anticipates revenues to continue to grow as the revenue trends are positive month over month.

Costs of Services

Costs of services consist primarily of labor, materials, supplies and utilities. Costs of services as a percentage of revenues was 68% for the three months ended December 31, 2019 compared to 50% for the period ended December 31, 2018, consisting of certain costs, predominantly labor and materials increased at a higher rate to ramp up production. Management believes these costs will increase at a much lower rate than revenues and production in future periods, which will lead to higher profit margins than these historical figures illustrate.

Gross Profit

Gross profit for the three months ended December 31, 2019 was $485,777 compared to $479,396 (50%) for the three months ended December 31, 2018. The decrease in profit margin was due to an increase in costs necessary to ramp up production to meet demand.

Operating Expenses

Total operating expenses for the three months ended December 31, 2019 were $1,687,747 compared to $878,149 for the three months ended December 31, 2018, an increase of $809,598. Operating expenses as a percentage of gross profit increased from 183% to 347% for the periods compared. Management believes this ratio will decrease going forward as the expectation is that revenues will continue to grow at a higher rate than operating expenses. The largest increase in operating expenses for the three months ended December 31, 2019 compared to 2018 was in payroll and employee related expenses, which saw an increase of $506,842. As the Company continues to grow, payroll in management and the corporate office has had to increase significantly to prepare for the additional growth. $507,403 of the Company’s operating expenses for the three months ended December 31, 2019 related to non-cash transactions including depreciation, amortization, bad debt expense and stock issued for services rendered.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Liquidity and Capital Resources

Our primary need for liquidity is to fund working capital requirements of our business, capital expenditures, acquisitions, debt service, and for general corporate purposes. Our primary source of liquidity is funds generated by financing activities and from private placements. Our ability to fund our operations, to make planned capital expenditures, to make planned acquisitions, to make scheduled debt payments, and to repay or refinance indebtedness depends on our future operating performance and cash flows, which are subject to prevailing economic conditions and financial, business and other factors, some of which are beyond our control.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplate continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover its operating costs and has incurred net losses since its inception. These losses, with the associated substantial accumulated deficit, are a direct result of the Company’s planned ramp up period as it is pursuing market acceptance and geographic expansion. In view of these matters, realization of a major portion of the assets in the accompanying consolidated condensed balance sheets is dependent upon continued operations of the Company which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations. The Company operates in a new, developing industry with a variety of competitors. These factors raise substantial doubt about the Company’s ability to continue as a going concern. As a result, the Company’s independent registered public accounting firm included an emphasis-of-matter paragraph with respect to the consolidated financial statements for the year ended September 30, 2019, expressing uncertainty regarding the Company’s assumption that it will continue as a going concern.

In order to continue as a going concern, the Company will need to generate additional revenue and obtain additional capital to fund its operating losses and service its debt. Management’s plans in regard to these matters are described as follows:

Sales and Marketing. Historically, the Company has generated the majority of its revenues by providing its products to dispensaries throughout the state of Arizona. The Company’s revenues have increased significantly since its inception in May 2017, and continue to grow as of the date of these consolidated condensed financial statements. Management will continue its plans to increase revenues in the Arizona market by providing superior products. Additionally, as capital resources become available, the Company will expand into additional markets outside of Arizona, with construction of a cultivation and processing facility underway in Nevada.

Financing. To date, the Company has financed its operations primarily with loans from shareholders, private placement financings and sales revenue. Management believes that with continued production efficiencies, production growth, and continued marketing efforts, sales revenue will grow significantly, thus enabling the Company to reverse its negative cash flow from operations and raise additional capital as needed. However, there is no assurance that the Company’s overall efforts will be successful.

If the Company is unable to generate significant sales growth in the near term and raise additional capital, there is a risk that the Company could default on additional obligations, and could be required to discontinue or significantly reduce the scope of its operations if no other means of financing operations are available. The consolidated condensed financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

As of December 31, 2019, the Company had $564,344 of cash and restricted cash and working capital of $(5,889,769) (current assets minus current liabilities), compared with $574,943 of cash and $(4,174,962) of working capital as of September 30, 2019. The decrease of $1,714,807 in our working capital was primarily due to an increase in short term notes payable and accrued interest incurred during the three months ended December 31, 2019. The Company is an early stage growth company. It is generating cash from sales and is investing its capital reserves in current operations and new acquisitions that will generate additional earnings in the long term. The Company expects that its cash on hand and cash flows from operations, along with private and/or public financing, will be adequate to meet its capital requirements and operational needs for the next 12 months.

Cash Flows

The following table summarizes the sources and uses of cash for each of the periods presented:

	Three Months Ended	Three Months Ended
	December 31, 2019	December 31, 2018
Net cash used in operating activities	$(323,129)	$(824,604)
Net cash used in investing activities	(156,470)	(1,505,023)
Net cash provided by financing activities	469,000	3,150,000
Net increase (decrease) in cash and cash equivalents	$(10,599)	$820,373

Operating Activities

During the three months ended December 31, 2019, operating activities used $323,129 of cash, primarily resulting from a net loss of $1,975,328 which was offset by net cash provided by operating assets and liabilities of $1,144,796. There was significant non-cash activity that contributed to the net loss totaling $507,403 including depreciation and amortization of $277,837, provision for bad debt of $22,460 and compensation paid in the form of stock of $207,106.

During the three months ended December 31, 2018, operating activities used $824,604 of cash, primarily resulting from a net loss of $377,297 and net cash used in operating assets and liabilities of $571,236. Cash used by changes in operating assets and liabilities was primarily due to an increase in accounts receivable of $188,061, and deferred costs of $354,345.

Investing Activities

During the three months ended December 31, 2019, investing activities used $156,470 of cash, consisting primarily of $42,350 in purchases of equipment and $144,120 of capitalized legal fees related to trademarks and licenses.

During the three months ended December 31, 2018, investing activities used $1,505,023 of cash, consisting primarily of payments totaling $1,500,000 paid to acquire substantially all the assets of AZ DP Consulting LLC.

Financing Activities

During the three months ended December 31, 2019, financing activities provided $469,000, all of which was cash proceeds from notes payable.

During the three months ended December 31, 2018, financing activities provided $3,150,000, all of which was cash proceeds from the sale of common stock.

Anticipated Capital Requirements

We estimate that our capital requirements to implement our expansion plan over the next 18 months will be approximately $15,000,000 as described in the table below. These estimates may change significantly depending on the nature of our future business activities, expansion rollout, identification of suitable acquisition targets, and our ability to raise capital necessary to conduct the aforementioned activities. We further anticipate incurring additional costs and expenses for accounting, legal, and other miscellaneous fees relating to compliance with SEC requirements.

Description	Estimated Expenses
Legal, Accounting & Other Registration Expenses	$350,000
Costs Associated with Being a Public Company	240,000
Trade Shows and Travel	50,000
Website Development	40,000
Rent	170,000
Advertising and Marketing	600,000
Staffing	2,750,000
General Working Capital	400,000
Cash Reserves	1,500,000
Business Acquisitions and Construction	7,000,000
License Applications	1,900,000
Total	$15,000,000

Given that our cash needs are strongly driven by our growth requirements, we also intend to maintain a cash reserve for other risk contingencies that may arise.

We intend to meet our cash requirements for the next 12 months through the use of the cash we have on hand and through business operations, future equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. We currently do not have any other arrangements in place to complete any private placement financings of debt and equity and there is no assurance that we will be successful in completing any such financings on terms that will be acceptable to us.

Off-Balance Sheet Arrangements

We are not currently a party to, or otherwise involved with, any off-balance sheet arrangements that have or are reasonably likely to have a current or future material effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Critical Accounting Policies

Our discussion and analysis of our financial condition and results of operations are based on our consolidated condensed financial statements, which have been prepared in accordance with GAAP. The preparation of our consolidated condensed financial statements requires us to make estimates and judgements that affect the reported amounts of assets, liabilities, revenue, expenses and related disclosure of contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including those related to areas that require a significant level of judgment or are otherwise subject to an inherent degree of uncertainty. Significant accounting estimates in these financial statements include but are not limited to accounting for depreciation and amortization, current and deferred income taxes, deferred costs, accruals and contingencies, carrying value of goodwill and intangible assets, collectability of notes receivable, the fair value of common stock and the estimated fair value of stock options and warrants. We base our estimates on historical experience, our observance of trends in particular areas, and information or valuations and various other assumptions that we believe to be reasonable under the circumstances and which form the basis for making judgments about the carrying value of assets and liabilities that may not be readily apparent from other sources. Actual amounts could differ significantly from amounts previously estimated. For a discussion of our critical accounting policies, refer to Part I, item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form-10K for the year ended September 30, 2019. Management believes that there have been no changes in our critical accounting policies during the three months ended December 31, 2019.

Recently Issued Accounting Pronouncements

See Note 1 to our consolidated condensed financial statements, included in Part I, Item 1, Financial Information for this quarterly report on Form 10-Q.

Seasonality

We do not expect our sales to be impacted by seasonal demands for our products and services. Also, due to the fact we use indoor grow space, seasonality should not have any impact on our cultivation operations.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 3.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 4.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by our company in the reports that it files or submits under the Exchange Act is accumulated and communicated to our management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. Our management carried out an evaluation under the supervision and with the participation of our Principal Executive Officer and Principal Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 ("Exchange Act"). Based upon that evaluation, our Principal Executive Officer and Principal Financial Officer have concluded that our disclosure controls and procedures were not effective as of December 31, 2019.

Changes in Internal Control over Financial Reporting

There have been no changes in our internal control over financial reporting subsequent to the fiscal year ended September 30, 2019, which were identified in connection with our management’s evaluation required by paragraph (d) of rules 13a-15 and 15d-15 under the Exchange Act, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Limitations of the Effectiveness of Disclosure Controls and Internal Controls

 Our management, including our Principal Executive Officer and Principal Financial Officer, does not expect that our disclosure controls and internal controls will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of a simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control.

The design of any system of controls is also based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving our stated goals under all potential future conditions; over time, a control may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

PART II - OTHER INFORMATION

ITEM 1.	LEGAL PROCEEDINGS

From time to time, the Company may become subject to various legal proceedings that are incidental to the ordinary conduct of its business. Although the Company cannot accurately predict the amount of any liability that may ultimately arise with respect to any of these matters, it makes provision for potential liabilities when it deems them probable and reasonably estimable. These provisions are based on current information and legal advice and may be adjusted from time to time according to developments.

We know of no material, existing or pending legal proceedings against our Company, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which any director, officer or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 1A.	RISK FACTORS

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 2.	UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

Unless otherwise indicated, all of the following sales or issuances of Company securities were conducted under the exemption from registration as provided under Section 4(2) of the Securities Act of 1933 (and also qualified for exemption under 4(5), formerly 4(6) of the Securities Act of 1933, except as noted below). All of the shares issued were issued in transactions not involving a public offering, are considered to be restricted stock as defined in Rule 144 promulgated under the Securities Act of 1933 and stock certificates issued with respect thereto bear legends to that effect.

1.	Quarterly Issuances:

The Company issued a total of 81,900 shares during the quarter ended December 31, 2019. 55,618 shares were issued in exchange for services and 26,282 shares were issued for employee compensation.

2.	Subsequent Issuances:

Subsequent to December 31, 2019, the Company has not issued shares.

ITEM 3.	DEFAULTS UPON SENIOR SECURITIES

The Company is in default on notes payable to a related party as discussed in Note 8 of the accompanying consolidated condensed financial statements. Interest and revenue share payments have not begun as of February 19, 2020. The Company is currently in negotiations with Viridis to restructure the notes payable.

ITEM 4.	MINE SAFETY DISCLOSURES

N/A.

ITEM 5.	OTHER INFORMATION

N/A.

ITEM 6.	EXHIBITS

The exhibits required to be filed herewith by Item 601 of Regulation S-K, as described in the following index of exhibits, are attached hereto unless otherwise indicated as being incorporated by reference, as follows:

Exhibit
Number	Description of Exhibit
3.01a	Articles of Incorporation dated June 15, 2010	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
3.01b	Certificate of Amendment to Articles of Incorporation dated October 22, 2012	Filed with the SEC on November 13, 2012 as part of our Current Report on Form 8-K
3.01c	Certificate of Amendment to Articles of Incorporation dated March 15, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01d	Certificate of Amendment to Articles of Incorporation dated March 19, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01e	Certificate of Amendment to Articles of Incorporation dated April 3, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.01f	Certificate of Amendment to Articles of Incorporation dated October 9, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
3.02	Bylaws	Filed with the SEC on May 12, 2011 as part of our Registration Statement on Form S-1/A.
4.1	2019 Equity Incentive Plan	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.03	Share Exchange Agreement between Crown Dynamics Corp. and Airware Dated March 20, 2012	Filed with the SEC on March 26, 2012 as part of our current report on Form 8-K.
10.04	Agreement and Plan of Exchange between Item 9 Labs Corp. fka Airware and BSSD Group, LLC dated March 20, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.05	Purchase Agreement between Sidewinder Dairy, Inc. and the Company dated April 20, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.6	Asset Purchase Agreement between Item 9 Labs Corp. and AZ DP Consulting, LLC dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.7	Loan and Revenue Participation Agreement between Item 9 Labs Corp. and Viridis Group I9 Capital LLC dated September 13, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
10.8	Severance Agreement between Airware Labs Corp and Jeffrey Rassas, effective July 16, 2013	Filed with the SEC on July 19, 2013 as part of our Current Report on Form 8-K.
10.9	Employment Agreement with Sara Gullickson dated November 26, 2018	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
14.1	Code of Ethics	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
31.01	Certification of Principal Executive Officer Pursuant to Rule 13a-14	Filed herewith.
31.02	Certification of Principal Financial Officer Pursuant to Rule 13a-14	Filed herewith.
32.01	CEO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
32.02	CFO Certification Pursuant to Section 906 of the Sarbanes-Oxley Act	Filed herewith.
99.1	Audit Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.2	Compensation Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
99.3	Nominations and Governance Committee Charter	Filed with the SEC on June 27, 2019 as an exhibit to our Registration Statement on Form 10-12G
101.INS*	XBRL Instance Document	Filed herewith.
101.SCH*	XBRL Taxonomy Extension Schema Document	Filed herewith.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document	Filed herewith.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document	Filed herewith.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document	Filed herewith.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document	Filed herewith.

*Pursuant to Regulation S-T, this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Item 9 Labs Corp.

Date: February 19, 2020	By:	/s/ Andrew Bowden
	Name: Title:	Andrew Bowden Chief Executive Officer (Principal Executive Officer)

Date: February 19, 2020	By:	/s/ Robert Mikkelsen
	Name: Title:	Robert Mikkelsen Chief Financial Officer (Principal Financial Officer)

EXHIBIT 31.1

SECTION 302 CERTIFICATIONS

I, Andrew Bowden, certify that:

1. have reviewed this quarterly report on Form 10-Q of Item 9 Labs Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant’s other certifying officer(a) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 19, 2020

/sAndrewBowden

Andrew Bowden

Chief Executive Officer

EXHIBIT 31.2

SECTION 302 CERTIFICATIONS

I, Robert Mikkelsen, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Item 9 Labs Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant’s other certifying officer(a) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: February 19, 2020

/s/ Robert Mikkelsen

Robert Mikkelsen

Chief Financial Officer

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Item 9 Labs Corp. (the "Company") on Form 10-Q for the quarter ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Bowden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

This certificate is being made for the exclusive purpose of compliance by the Principal Executive and Financial and Accounting Officer of the Company with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be disclosed, distributed or used by any person or for any reason other than as specifically required by law.

/s/ Andrew Bowden

Andrew Bowden

Chief Executive Officer

February 19, 2020

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Item 9 Labs Corp. (the "Company") on Form 10-Q for the quarter ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Mikkelsen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

This certificate is being made for the exclusive purpose of compliance by the Principal Executive and Financial and Accounting Officer of the Company with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be disclosed, distributed or used by any person or for any reason other than as specifically required by law.

/s/ Robert Mikkelsen

Robert Mikkelsen

Chief Financial Officer

February 19, 2020